                                                         Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                                Registration File No. 333-130408

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-130408) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 866-500-5408.

[MERRILL LYNCH LOGO]                                       [COUNTRYWIDE(R) LOGO]
                                                          SECURITIES CORPORATION
                                           A Countrywide Capital Markets Company

                                [KEYBANK(R) LOGO]

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

                         $________________ (APPROXIMATE)

          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
CLASS ___, CLASS ___, CLASS ___, CLASS ___, CLASS ___, CLASS ___, CLASS ___ AND
                                    CLASS ___

--------------------------------------------------------------------------------

                     ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
                                 Issuing Entity

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    Depositor

                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.
                      MERRILL LYNCH MORTGAGE LENDING, INC.
                          KEYBANK NATIONAL ASSOCIATION
                              Mortgage Loan Sellers

                    KEYCORP REAL ESTATE CAPITAL MARKETS, INC.
                       WACHOVIA BANK, NATIONAL ASSOCIATION
                                Master Servicers

                    KEYCORP REAL ESTATE CAPITAL MARKETS, INC.
                                Special Servicer

                        LASALLE BANK NATIONAL ASSOCIATION
                                     Trustee

                                  JUNE 7, 2006

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH & CO.                           COUNTRYWIDE SECURITIES CORPORATION

                             KEYBANC CAPITAL MARKETS

GOLDMAN, SACHS & CO.                                              MORGAN STANLEY

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW

OFFERED CERTIFICATES

                          INITIAL                         APPROX.
         EXPECTED       CERTIFICATE        APPROX.      PERCENTAGE
          RATINGS    PRINCIPAL BALANCE  TOTAL INITIAL   OF INITIAL       WEIGHTED       PRINCIPAL   ASSUMED FINAL
       ------------     OR NOTIONAL         CREDIT       MORTGAGE        AVERAGE         WINDOW      DISTRIBUTION
CLASS  MOODY'S  S&P      AMOUNT (1)        SUPPORT     POOL BALANCE  LIFE (YEARS)(2)  (MO./YR.)(2)     DATE(2)     RATE TYPE
----------------------------------------------------------------------------------------------------------------------------

                                                                                                                      (3)
                                                                                                                      (3)
                                                                                                                      (3)
                                                                                                                      (3)
                                                                                                                      (3)
                                                                                                                      (3)
                                                                                                                      (3)
                                                                                                                      (3)
                                                                                                                      (3)
                                                                                                                      (3)
                                                                                                                      (3)

NON-OFFERED CERTIFICATES(4)

                             INITIAL                           APPROX.
           EXPECTED        CERTIFICATE         APPROX.       PERCENTAGE     WEIGHTED
           RATINGS      PRINCIPAL BALANCE   TOTAL INITIAL    OF INITIAL      AVERAGE      PRINCIPAL    ASSUMED FINAL
        -------------      OR NOTIONAL          CREDIT        MORTGAGE        LIFE         WINDOW       DISTRIBUTION
CLASS   MOODY'S   S&P       AMOUNT(1)          SUPPORT      POOL BALANCE   (YEARS)(2)   (MO./YR.)(2)      DATE(2)      RATE TYPE
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          (3)
                                                                                                                          (3)
                                                                                                                          (3)
                                                                                                                          (3)
                                                                                                                          (3)
                                                                                                                          (3)
                                                                                                                          (3)
                                                                                                                          (3)
                                                                                                                          (3)
                                                                                                                          (3)
                                                                                                                          (3)
                                                                                                                          (3)

----------
(1)  In the case of each such class, subject to a permitted variance of plus or minus 5.0%. The class ___ certificates will not have a certificate principal balance and their holders will not receive distributions of principal.

(2)  As of the cut-off date. The weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates
     (except in the case of loans with anticipated repayment dates (ARD loans), which are assumed to prepay on their anticipated repayment dates) and the other Modeling Assumptions that will be described in the offering prospectus.

(3)  The pass-through rates on the class ___, ___, ___, ___, ___, ___, ___, ___,
     ___, and ___ certificates will equal any one of (i) a fixed rate, (ii) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) (iv) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) less a specified percentage, or (v) in the case of a class of certificates that does not have a principal balance but has a notional amount, the weighted average of the respective rates at which interest accrues from time to time on the respective components of that notional amount.

(4)  Not offered pursuant to the offering prospectus. Any information provided herein regarding the characteristics of these classes of certificates is provided only to enhance your understanding of the offered certificates.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        1

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

TRANSACTION TERMS

ISSUE TYPE         Sequential pay REMIC. Class __, __, __, __, __, __, and
                   __ certificates are offered publicly. All other certificates will be privately placed with qualified institutional buyers, with institutional accredited investors or non-U.S. persons in accordance with Regulation S.

CUT-OFF DATE       References in this term sheet to the "cut-off date" mean,
                   with respect to each mortgage loan, the related due date of that mortgage loan in June 2006 or, with respect to those
                   mortgage loans, if any, that have their respective first
                   payment dates in July 2006, June 1, 2006.

OFFERING TERMS     The commercial mortgage backed securities referred to in
                   these materials, and the mortgage pool backing them, are
                   subject to modification or revision (including the
                   possibility that one or more classes of securities may be
                   split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
                   "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you. Any "indications of interest" expressed by you, and any "soft circles"
                   generated by us, will not create binding contractual
                   obligations for you or us.

MORTGAGE POOL      The mortgage pool consists of 191 mortgage loans with an
                   aggregate initial mortgage pool balance of $1,841,447,787, subject to a variance of plus or minus 5.0%. The mortgage
                   loans are secured by 216 mortgaged real properties located throughout 35 states.

LOAN GROUPS        For purposes of making distributions to the class __, __, __,
                   __, and __ certificates, the pool of mortgage loans will be deemed to consist of two distinct groups, loan group 1 and loan group 2. Loan group 1 will consist of 164 mortgage
                   loans, representing approximately 85.6% of the initial
                   mortgage pool balance and that are secured by the various
                   property types that make up the collateral for those mortgage loans, and loan group 2 will consist of 27 mortgage loans, representing approximately 14.4% of the initial mortgage pool balance and that are secured by multifamily properties
                   (approximately 95.0% of all the mortgage loans secured by
                   multifamily properties).

ISSUING ENTITY     ML-CFC Commercial Mortgage Trust 2006-2

DEPOSITOR          Merrill Lynch Mortgage Investors, Inc.

SPONSORS           Countrywide Commercial Real Estate Finance, Inc. (CRF)

                   Merrill Lynch Mortgage Lending, Inc. (MLML)

                   KeyBank National Association (KEY)

MORTGAGE LOAN      Countrywide Commercial Real Estate Finance, Inc. (CRF)...   51.4% of the initial mortgage pool balance
SELLERS

                   Merrill Lynch Mortgage Lending, Inc. (MLML) .............   26.5% of the initial mortgage pool balance

                   KeyBank National Association (KEY) ......................   22.1% of the initial mortgage pool balance

UNDERWRITERS       Merrill Lynch, Pierce, Fenner & Smith Incorporated

                   Countrywide Securities Corporation

                   KeyBanc Capital Markets, a Division of McDonald Investments
                   Inc.

                   Goldman, Sachs & Co.

                   Morgan Stanley & Co. Incorporated

TRUSTEE            LaSalle Bank National Association

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        2

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

MASTER SERVICERS   KeyCorp Real Estate Capital Markets, Inc., with respect to mortgage loans sold to the depositor by MLML and KEY.
                   Wachovia Bank, National Association with respect to the
                   mortgage loans sold to the depositor by CRF.

SPECIAL SERVICER   KeyCorp Real Estate Capital Markets, Inc.

RATING AGENCIES    Moody's Investors Service, Inc. Standard & Poor's Ratings
                   Services, a division of The McGraw-Hill Companies, Inc.

DENOMINATIONS      $25,000 minimum for the offered certificates.

CLOSING DATE       On or about June 28, 2006.

SETTLEMENT TERMS   Book-entry through DTC for all offered certificates.

DETERMINATION      For any distribution date, the fourth business day prior to
DATE               the distribution date, except that in the case of certain
                   mortgage loans, the applicable master servicer may make its determination as to the collections received as of a later date during each month.

DISTRIBUTION       The 12th day of each month or, if the 12th day is not a
DATE               business day, the next succeeding business day, beginning in
                   July 2006.

DAY COUNT          30/360

INTEREST           Each class of offered certificates will be entitled on each
DISTRIBUTIONS      distribution date to interest accrued during the prior
                   calendar month at its pass-through rate for such distribution date on the outstanding certificate principal balance of such class immediately prior to such distribution date. Interest on the offered certificates will be calculated on the basis of twelve 30-day months and a 360-day year. Interest on the offered certificates will be distributed on each distribution date, to the extent of available funds, in sequential order of class designation, except that the class __, __, __, __,
                   __, and __ are pro rata and pari passu in entitlement to
                   interest. In general, payments of interest in respect of the class __, __, __, and __ certificates will be made to the
                   extent of available funds attributable to the mortgage loans in loan group 1, payments of interest in respect of the class certificates will be made to the extent of available funds attributable to the mortgage loans in loan group 2, and
                   payments of interest in respect of the class __ certificates will be made to the extent of available funds attributable to mortgage loans in both loan groups. However, if the
                   application of available funds as described in the preceding sentence would result in an interest shortfall to any of
                   those classes of certificates, then payments of interest will be made with respect to all of those classes on a pro rata
                   (based on amount of interest accrued) and pari passu basis without regard to loan groups.

PRINCIPAL          Except as described below, principal will be distributed on
DISTRIBUTIONS      each distribution date, to the extent of available funds, to the most senior class of sequential pay certificates
                   outstanding until its certificate balance is reduced to zero.
                   Payments of principal will be generally made, to the extent of available funds, (i) to the class __, __, __, and __
                   certificates, in that order, in an amount equal to the funds received or advanced with respect to principal on mortgage loans in loan group 1 and, after the principal balance of the class ____ certificates has been reduced to zero, the funds received or advanced with respect to principal on mortgage loans in loan group 2, in each case until the principal
                   balance of the subject class of certificates is reduced to zero, and (ii) to the class __ certificates, in an amount
                   equal to the funds received or advanced with respect to
                   principal on

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        3

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

                   mortgage loans in loan group 2 and, after the principal
                   balance of the class ___ certificates has been reduced to
                   zero, the funds received or advanced with respect to
                   principal on mortgage loans in loan group 1, until the
                   principal balance of the class __ certificates is reduced to zero.

                   Notwithstanding the foregoing, on any distribution date as of which the principal balance of the class ___ certificates is required to be paid down to its scheduled principal balance for that distribution date in accordance with a specified
                   schedule that will be annexed to the prospectus supplement, distributions of principal will be made, to the extent of
                   available funds, to reduce the principal balance of the class
                   __ certificates to its scheduled principal balance for the subject distribution date, out of the funds received or
                   advanced with respect to principal on mortgage loans in loan group 1 (prior to any distributions of principal from those loan group 1 funds to any other class of certificates on that distribution date) and, after the principal balance of the class __ certificates has been reduced to zero, out of the funds received or advanced with respect to principal on
                   mortgage loans in loan group 2 (prior to any distributions of principal to any other class of certificates on that
                   distribution date). If, due to losses, the certificate
                   balances of the class ___ through class ___ certificates are reduced to zero, payments of principal to the class __, __,
                   __, __, and certificates (to the extent that any two or more of these classes are outstanding) will be made on a pro rata and pari passu basis without regard to loan groups. Following retirement of the class __, __, __, __, and certificates,
                   amounts distributable as principal will be distributed
                   (without regard to loan groups) on each distribution date, to the extent of available funds, to the class __, __, __, __,
                   __, __, __, __, __, __, __, __, __, __, and __ certificates, in that order, in each case until the related certificate
                   balance of the subject class of certificates is reduced to zero.

LOSSES             Losses realized on the mortgage loans and certain
                   default-related and other unanticipated expenses, if any,
                   will be allocated to the class __, __, __, __, __, __, __,
                   __, __, __, __, __, __, __, and certificates, in that order, and then, on a pro rata and pari passu basis to the class __,
                   __, __, __, and __ certificates.

PREPAYMENT         Any prepayment premiums or yield maintenance charges
PREMIUMS AND       collected will be distributed to certificateholders on the
YIELD MAINTENANCE  distribution date following the collection period in which
CHARGES            the prepayment premium was received. On each distribution
                   date, the holders of each class of offered certificates and of the class __, __, __, and __ certificates then entitled to principal distributions (to the extent such prepayment
                   premium or yield maintenance charge is collected from
                   mortgage loans in the loan group, if applicable, from which such class of certificates is receiving payments of
                   principal) will be entitled to a portion of prepayment
                   premiums or yield maintenance charges equal to the product of
                   (a) the amount of such prepayment premiums or yield
                   maintenance charges, net of workout fees and principal
                   recovery fees payable therefrom, multiplied by (b) a
                   fraction, which in no event may be greater than 1.0, the
                   numerator of which is equal to the excess, if any, of the
                   pass-through rate of such class of certificates over the
                   relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant discount rate,
                   multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such class of
                   certificates on that distribution date, and the denominator of which is equal to the total principal distribution amount for that distribution date; provided that, if the ___ and
                   ___ classes were both outstanding (prior to any
                   distributions) on such distribution date, then the number in clause (c) will be a fraction, the numerator of which is
                   equal to the amount of principal distributable on the subject class of certificates on such distribution date with respect to the loan group that includes the prepaid mortgage loan, and the denominator of which is equal to the portion of the total principal distribution amount for such distribution
                   date that is attributable to the loan group that includes the prepaid mortgage loan.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        4

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

                   The portion, if any, of the prepayment premiums or yield
                   maintenance charges remaining after any payments described above will be distributed to the holders of the class ___
                   certificates.

                   All prepayment premiums and yield maintenance charges payable as described above will be reduced, with respect to specially serviced mortgage loans, by an amount equal to certain
                   expenses of the trust fund and losses realized in respect of the mortgage loans previously allocated to any class of
                   certificates.

 ADVANCES          The applicable master servicer (solely with respect to those mortgage loans as to which it is acting as master servicer)
                   and, if it fails to do so, the trustee will be obligated to make P&I advances and servicing advances, including advances of delinquent property taxes and insurance, but only to the extent that such advances are considered recoverable, and, in the case of P&I advances, subject to appraisal reductions
                   that may occur.

APPRAISAL          If any of certain adverse events or circumstances described
REDUCTIONS         in the offering prospectus occur or exist with respect to any mortgage loan or the mortgaged real property for any mortgage loan, that mortgage loan will be considered a required
                   appraisal loan. An appraisal reduction will generally be made in the amount, if any, by which the principal balance of the required appraisal loan (plus other amounts overdue or
                   advanced in connection with such loan) exceeds 90% of the
                   appraised value of the related mortgaged real property plus all escrows and reserves (including letters of credit) held as additional collateral with respect to the mortgage loan.
                   As a result of calculating an appraisal reduction amount for a given mortgage loan, the interest portion of any P&I
                   advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for
                   distribution to the certificates.

                   A required appraisal loan will cease to be a required
                   appraisal loan when the related mortgage loan has been
                   brought current for at least three consecutive months and no other circumstances exist which would cause such mortgage
                   loan to be a required appraisal loan.

OPTIONAL           Each master servicer, the special servicer and certain
TERMINATION        certificateholders will have the option to terminate the
                   trust and retire the then outstanding certificates, in whole but not in part, and purchase the remaining assets of the
                   trust on or after the distribution date on which the stated
                   principal balance of the mortgage loans is less than
                   approximately 1.0% of the initial mortgage pool balance. Such purchase price will generally be at a price equal to the
                   unpaid aggregate principal balance of the mortgage loans,
                   plus accrued and unpaid interest and certain other additional trust fund expenses, and the fair market value of any REO
                   properties acquired by the trust following foreclosure.

                   In addition, if, following the date on which the total
                   principal balances of the class ___, ___, ___, ___, ___, ___,
                   ___, ___, ___, and ___ certificates are reduced to zero, all of the remaining certificates, except the class ___, ___ and
                   ___ certificates, are held by the same certificateholder, the trust fund may also be terminated, subject to such additional conditions as may be set forth in the pooling and servicing agreement, in connection with an exchange of all the
                   remaining certificates, except the class ___, ___ and ___
                   certificates, for all the mortgage loans and REO properties remaining in the trust fund at the time of exchange.

CONTROLLING        The most subordinate class of principal balance certificates
CLASS              that has a class certificate balance greater than 25% of its original certificate balance will be the controlling class of certificates; provided, however, that if no such class of
                   principal balance certificates satisfies such requirement, the controlling class of certificates will be the most
                   subordinate class of principal balance certificates with a class certificate balance greater than zero. The holder(s) of certificates representing a majority interest in the
                   controlling class will have the right, subject to the
                   conditions described in the offering

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        5

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

                   prospectus, to replace the special servicer and select a
                   representative that may direct and advise the special
                   servicer on various servicing matters.

ERISA              The offered certificates are expected to be eligible for
                   purchase by employee benefit plans and other plans or
                   arrangements, subject to certain conditions.

SMMEA              The offered certificates will not be "mortgage related
                   securities" for the purposes of the Secondary Mortgage Market
                   Enhancement Act of 1984.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        6

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

CONTACTS

  MERRILL LYNCH & CO.    COUNTRYWIDE SECURITIES CORPORATION      KEYBANC CAPITAL MARKETS
     John Mulligan                 Tom O'Hallaron                     Joe Chinnici
(212) 449-3860 (Phone)         (818) 225-6353 (Phone)            (216) 689-0281 (Phone)
 (212) 738-1491 (Fax)           (818) 225-4032 (Fax)              (216) 689-4233 (Fax)

       Max Baker                   Marlyn Marincas                   Audrey Saccardi
(212) 449-3860 (Phone)         (818) 225-6342 (Phone)            (216) 689-3567 (Phone)
 (212) 738-1491 (Fax)           (818) 225-4032 (Fax)              (216) 689-0976 (Fax)

       Rich Sigg                      Stew Ward                       Gary Andrews
(212) 449-3860 (Phone)         (818) 225-6353 (Phone)         (216) 689-3567 (Phone)
(212) 738-1491 (Fax)             (818) 225-4032 (Fax)              (216) 689-0976 (Fax)

                          MORGAN STANLEY & CO. INCORPORATED       GOLDMAN, SACHS & CO.
     David Rodgers                  Kara McShane                    Scott Wisenbaker
(212) 449-3611 (Phone)         (212) 761-2164 (Phone)            (212) 902-2858 (Phone)
 (212) 449-7684 (Fax)           (212) 507-5062 (Fax)              (212) 902-1691 (Fax)

     Joseph Cuomo                    Jon Miller                        Anthony Kim
(212) 449-3766 (Phone)         (212) 761-1371 (Phone)            (212) 357-7160 (Phone)
 (212) 449-7684 (Fax)           (212) 507-6994 (Fax)              (212) 902-1691 (Fax)

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        7

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
(THE SUM OF THE PERCENTAGE CALCULATIONS MAY NOT EQUAL 100% DUE TO ROUNDING.)

All numerical information provided with respect to the mortgage loans is provided on an approximate basis. All weighted average information provided with respect to the mortgage loans reflects a weighting of the subject mortgage loans based on their respective cut-off date principal balances. When information with respect to the mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, the percentages are based upon the cut-off date principal balances of the related mortgage loans comprising the mortgage pool.
If any of the mortgage loans is secured by multiple mortgaged real properties, the cut-off date principal balance has been allocated based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all of the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan and (iii) an allocated loan balance specified in the related loan documents. Unless specifically indicated
otherwise, statistical information presented with respect to any mortgage loan in the trust that is part of a loan combination excludes the related B-note non-trust loan.

GENERAL CHARACTERISTICS

                                                                                ALL MORTGAGE         LOAN            LOAN
                                                                                    LOANS           GROUP 1         GROUP 2
                                                                               --------------   --------------   ------------

Initial mortgage pool balance ..............................................   $1,841,447,787   $1,575,574,222   $265,873,564
Number of pooled mortgage loans ............................................              191              164             27
Number of mortgaged properties .............................................              216              183             33
Percentage of investment grade loans(1) ....................................              9.8%            11.4%           0.0%
Average cut-off date principal balance .....................................        9,641,088        9,607,160      9,847,169
Largest cut-off date principal balance .....................................      180,000,000      180,000,000     30,200,000
Smallest cut-off date principal balance ....................................          998,199          998,199      1,354,402
Weighted average mortgage interest rate ....................................           5.9482%          5.9665%        5.8398%
Highest mortgage interest rate .............................................           8.2000%          8.2000%        6.6400%
Lowest mortgage interest rate ..............................................           5.2400%          5.2400%        5.4500%
Number of cross collateralized mortgage loans ..............................                8                5              3
Cross collateralized mortgage loans as % of IPB ............................              1.3%             0.8%           4.3%
Number of multi property mortgage loans ....................................                7                6              1
Multi property mortgage loans as a % of IPB ................................              8.0%             8.3%           6.1%
Weighted average underwritten debt service coverage ratio(2) ...............             1.40x            1.43x          1.23x
Maximum underwritten debt service coverage ratio ...........................             2.34x            2.34x          1.55x
Minimum underwritten debt service coverage ratio ...........................             1.18x            1.20x          1.18x
Weighted average cut-off date loan-to-value ratio(2) .......................            68.05%           66.85%         75.15%
Maximum cut-off date loan-to-value ratio ...................................            84.51%           84.51%         79.93%
Minimum cut-off date loan-to-value ratio ...................................            33.47%           33.47%         67.19%
Weighted average remaining term to maturity or anticipated repayment date
   (months) ................................................................              114              114            119
Maximum remaining term to maturity or anticipated repayment date (months) ..              133              133            120
Minimum remaining term to maturity or anticipated repayment date (months) ..               54               54            114
Weighted average remaining amortization term (months)(3) ...................              351              349            363
Maximum remaining amortization term (months) ...............................              420              419            420
Minimum remaining amortization term (months) ...............................              230              230            297

----------
(1)  It has been confirmed by Moody's and S&P, in accordance with their respective methodologies, that the 100 Summer Street Loan has credit characteristics consistent with investment-grade rated obligations.

(2)  With respect to certain mortgage loans, debt service coverage ratios and/or cut-off date loan-to-value ratios were calculated assuming the application of a holdback amount and/or a letter of credit in reduction of their respective cut-off date principal balances or taking into account various assumptions regarding the financial performance of the related mortgaged real property on a "stablilized" basis.

(3)  Excludes mortgage loans that are interest-only for their entire term.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        8

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL

                 PROPERTY TYPE BY STATE MATRIX FOR MORTGAGE POOL

                                                         % OF INITIAL MORTGAGE POOL BALANCE BY PROPERTY TYPE(2)
                       % OF INITIAL  ---------------------------------------------------------------------------------------------
                      MORTGAGE POOL                                                                 SELF   MANUFACTURED
        STATE            BALANCE     OFFICE  RETAIL  MULTIFAMILY  HOSPITALITY  INDUSTRIAL  OTHER  STORAGE     HOUSING    MIXED USE
----------------------------------------------------------------------------------------------------------------------------------

California(1) ......       25.3        4.7     7.1       2.3          3.6         0.5       4.6     2.1        0.4           --
 Southern ..........       15.0        3.7     5.7       0.8          2.6          --       0.2     2.1         --           --
 Northern ..........       10.3        1.0     1.5       1.5          1.0         0.5       4.4      --        0.4           --
Massachusetts ......       11.5        9.8     1.2        --           --         0.5        --      --         --           --
Texas ..............        8.5        3.4     1.8       1.1          0.7         0.5        --     0.9         --           --
Pennsylvania .......        7.6        5.6     1.7        --           --         0.3        --      --         --           --
Ohio ...............        6.9         --     1.9       3.6          0.4         0.7        --      --         --          0.2
New York ...........        4.9        0.4     1.0       1.6           --         1.9        --      --         --           --
Florida ............        4.3        2.0     1.3        --          0.6          --        --     0.4         --           --
Colorado ...........        4.1         --     0.8       1.4          0.9         0.6        --      --        0.2           --
Wisconsin ..........        3.1        1.1      --       1.6          0.4          --        --      --         --           --
Arizona ............        2.8        1.0     1.5       0.3           --          --        --      --         --           --
Maryland ...........        2.6         --     1.2        --           --         1.2       0.2      --         --           --
Georgia ............        2.4        0.9     0.5       0.5           --         0.5        --      --         --           --
Michigan ...........        2.0        0.2     0.9       0.3           --          --        --      --        0.6           --
Washington .........        1.8        0.5     0.7       0.6           --          --        --      --         --           --
New Jersey .........        1.7         --      --        --          1.7          --        --      --         --           --
Illinois ...........        1.2         --     0.9        --           --          --        --     0.3         --           --
Iowa ...............        1.1         --      --       1.1           --          --        --      --         --           --
North Carolina .....        1.0         --      --        --           --         1.0        --      --         --           --
Missouri ...........        0.9        0.6      --       0.4           --          --        --      --         --           --
Oklahoma ...........        0.9        0.6      --        --          0.3          --        --      --         --           --
Tennessee ..........        0.8         --      --        --           --          --       0.7     0.1         --           --
Virginia ...........        0.7         --     0.7        --           --          --        --      --         --           --
Alabama ............        0.6        0.3      --       0.3           --          --        --      --         --           --
Connecticut ........        0.5        0.5      --        --           --          --        --      --         --           --
Vermont ............        0.5         --     0.5        --           --          --        --      --         --           --
Kansas .............        0.4         --     0.2        --          0.2          --        --      --         --           --
Delaware ...........        0.4         --     0.4        --           --          --        --      --         --           --
Oregon .............        0.4         --     0.4        --           --          --        --      --         --           --
South Carolina .....        0.3         --      --       0.1          0.3          --        --      --         --           --
Louisiana ..........        0.3         --      --        --           --          --        --     0.3         --           --
Rhode Island .......        0.3         --      --        --           --         0.3        --      --         --           --
Nevada .............        0.2        0.1      --        --           --         0.1        --      --         --           --
Kentucky ...........        0.2         --     0.2        --           --          --        --      --         --           --
Idaho ..............        0.1         --     0.1        --           --          --        --      --         --           --
New Mexico .........        0.1        0.1      --        --           --          --        --      --         --           --
----------------------------------------------------------------------------------------------------------------------------------
                          100.0%      31.8%   24.8%     15.2%         9.1%        8.2%      5.4%    4.2%       1.3%         0.2%
==================================================================================================================================

----------
(1)  For purposes of determining whether a mortgaged real property is located in
     Northern California or Southern California, Northern California includes areas with zip codes of 93600 and above and Southern California includes areas below 93600.

(2)  The sum of the percentage calculations may not equal 100% due to rounding.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        9

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL

                                                                CUT-OFF DATE     % OF INITIAL
                                                 NUMBER OF        PRINCIPAL     MORTGAGE POOL
                                              MORTGAGE LOANS       BALANCE         BALANCE
---------------------------------------------------------------------------------------------

Interest Only .............................           8        $  256,903,000       14.0%
Single Tenant .............................          29           254,099,151       13.8
Loans (greater than) 50% Single Tenant ....          44           368,371,165       20.0
Current Secondary Debt ....................          13           221,936,146       12.1
Future Secondary Debt Permitted ...........          29           205,629,420       11.2
Lockbox ...................................          84         1,043,565,936       56.7
Escrow Type(1)
   TI/LC Reserves(2) ......................          71           612,854,125       51.0
   Real Estate Tax ........................         161         1,425,932,870       77.4
   Insurance ..............................         137         1,153,657,333       62.6
   Replacement Reserves ...................         153         1,334,091,458       72.4

SELECT CHARACTERISTICS OF LOAN GROUP 1

                                                                CUT-OFF DATE     % OF INITIAL
                                                 NUMBER OF        PRINCIPAL     MORTGAGE POOL
                                              MORTGAGE LOANS       BALANCE         BALANCE
---------------------------------------------------------------------------------------------

Interest Only .............................           8        $  256,903,000       16.3%
Single Tenant .............................          29           254,099,151       16.1
Loans (greater than) 50% Single Tenant ....          44           368,371,165       23.4
Current Secondary Debt ....................          10           202,745,000       12.9
Future Secondary Debt Permitted ...........          24           155,286,141        9.9
Lockbox ...................................          77           954,035,924       60.6
Escrow Type(1)
   TI/LC Reserves(2) ......................          70           606,943,859       50.5
   Real Estate Tax ........................         134         1,160,059,305       73.6
   Insurance ..............................         113           942,644,769       59.8
   Replacement Reserves ...................         128         1,103,803,159       70.1

SELECT CHARACTERISTICS OF LOAN GROUP 2

                                                               CUT-OFF DATE    % OF INITIAL
                                                 NUMBER OF       PRINCIPAL    MORTGAGE POOL
                                              MORTGAGE LOANS      BALANCE        BALANCE
-------------------------------------------------------------------------------------------

Interest Only .............................           0        $         --         0.0%
Single Tenant .............................         NAP                 NAP         NAP
Loans (greater than) 50% Single Tenant ....         NAP                 NAP         NAP
Current Secondary Debt ....................           3          19,191,146         7.2
Future Secondary Debt Permitted ...........           5          50,343,279        18.9
Lockbox ...................................           7          89,530,012        33.7
Escrow Type(1)
   Real Estate Tax ........................          27         265,873,564       100.0
   Insurance ..............................          24         211,012,564        79.4
   Replacement Reserves ...................          25         230,288,298        86.6

----------
(1)  Includes upfront or on-going reserves.

(2)  TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, industrial and mixed use properties.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       10

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL

CUT-OFF DATE BALANCE ($)

                                               AGGREGATE
                                                CUT-OFF           % OF
           RANGE OF              NUMBER OF        DATE          INITIAL
         CUT-OFF DATE             MORTGAGE     PRINCIPAL        MORTGAGE
    PRINCIPAL BALANCES ($)         LOANS       BALANCE($)     POOL BALANCE
--------------------------------------------------------------------------
998,199 - 2,999,999                  47      $   98,379,866        5.3%
3,000,000 - 3,999,999                15          50,814,846        2.8%
4,000,000 - 4,999,999                25         114,275,502        6.2%
5,000,000 - 5,999,999                14          77,033,521        4.2%
6,000,000 - 6,999,999                10          65,353,391        3.5%
7,000,000 - 7,999,999                13          96,171,033        5.2%
8,000,000 - 9,999,999                17         154,246,804        8.4%
10,000,000 - 12,999,999              17         192,638,313       10.5%
13,000,000 - 19,999,999              18         284,152,804       15.4%
20,000,000 - 49,999,999              12         344,606,707       18.7%
50,000,000 - 180,000,000              3         363,775,000       19.8%
--------------------------------------------------------------------------
TOTAL                               191      $1,841,447,787      100.0%
==========================================================================
Min: $998,199   Max: $180,000,000   Avg. $9,641,088

DEBT SERVICE COVERAGE RATIO (X)

                                               AGGREGATE          % OF
                                 NUMBER OF    CUT-OFF DATE      INITIAL
                                  MORTGAGE     PRINCIPAL        MORTGAGE
      RANGE OF DSCRS (X)           LOANS       BALANCE($)     POOL BALANCE
--------------------------------------------------------------------------
1.18 - 1.19                           1      $   29,675,000        1.6%
1.20 - 1.24                          74         719,019,083       39.0%
1.25 - 1.29                          32         234,506,566       12.7%
1.30 - 1.34                          17         159,223,424        8.6%
1.35 - 1.39                          14          79,804,137        4.3%
1.40 - 1.44                          12          66,272,121        3.6%
1.45 - 1.49                           7          88,549,737        4.8%
1.50 - 1.59                          13          77,427,317        4.2%
1.60 - 1.99                          19         374,108,292       20.3%
2.00 - 2.34                           2          12,862,111        0.7%
--------------------------------------------------------------------------
TOTAL                               191      $1,841,447,787      100.0%
==========================================================================
Min: 1.18x   Max: 2.34x   Wtd. Avg. 1.40x

MORTGAGE RATE (%)

                                                AGGREGATE         % OF
                                 NUMBER OF    CUT-OFF DATE       INITIAL
       RANGE OF MORTGAGE          MORTGAGE     PRINCIPAL        MORTGAGE
           RATES (%)               LOANS       BALANCE ($)    POOL BALANCE
--------------------------------------------------------------------------
5.2400 - 5.2499                       2      $   21,766,613        1.2%
5.2500 - 5.4999                      10         125,663,473        6.8%
5.5000 - 5.5999                       5          42,393,420        2.3%
5.6000 - 5.6999                      12         140,382,004        7.6%
5.7000 - 5.7499                      10         147,924,534        8.0%
5.7500 - 5.9999                      55         699,283,898       38.0%
6.0000 - 6.2499                      45         360,390,092       19.6%
6.2500 - 6.4999                      27         175,317,057        9.5%
6.5000 - 6.7499                      15          89,265,296        4.8%
6.7500 - 6.9999                       7          31,155,000        1.7%
7.0000 - 8.2000                       3           7,906,400        0.4%
--------------------------------------------------------------------------
TOTAL                               191      $1,841,447,787      100.0%
==========================================================================
Min: 5.2400   Max: 8.2000   Wtd. Avg. 5.9482

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                                                AGGREGATE         % OF
           RANGE OF              NUMBER OF    CUT-OFF DATE       INITIAL
         CUT-OFF DATE             MORTGAGE      PRINCIPAL        MORTAGE
        LTV RATIOS (%)             LOANS       BALANCE($)     POOL BALANCE
--------------------------------------------------------------------------
33.47 - 50.00                         9      $  224,605,330       12.2%
50.01 - 60.00                        21         197,199,525       10.7%
60.01 - 65.00                        24         153,708,992        8.3%
65.01 - 70.00                        40         283,456,208       15.4%
70.01 - 75.00                        40         389,495,895       21.2%
75.01 - 77.50                        19         156,714,517        8.5%
77.51 - 80.00                        36         401,267,319       21.8%
80.01 - 84.51                         2          35,000,000        1.9%
--------------------------------------------------------------------------
TOTAL                               191      $1,841,447,787      100.0%
==========================================================================
Min: 33.47%   Max: 84.51%   Wtd. Avg. 68.05%

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO (%)

            RANGE OF                            AGGREGATE         % OF
         MATURITY DATE           NUMBER OF    CUT-OFF DATE       INITIAL
           OR ARD LTV             MORTGAGE      PRINCIPAL       MORTGAGE
           RATIOS (%)              LOANS       BALANCE ($)    POOL BALANCE
--------------------------------------------------------------------------
32.04 - 50.00                        20      $  361,986,644       19.7%
50.01 - 55.00                        30         168,506,151        9.2%
55.01 - 60.00                        40         268,060,171       14.6%
60.01 - 62.50                        16         115,762,673        6.3%
62.51 - 65.00                        15         117,314,781        6.4%
65.01 - 67.50                        26         223,271,669       12.1%
67.51 - 70.00                        21         249,462,938       13.5%
70.01 - 74.94                        23         337,082,760       18.3%
--------------------------------------------------------------------------
TOTAL                               191      $1,841,447,787      100.0%
--------------------------------------------------------------------------
Min: 32.04%   Max: 74.94%   Wtd. Avg. 60.73%

ORIGINAL TERM TO MATURITY OR ARD (MOS)

                                                AGGREGATE         % OF
           RANGE OF              NUMBER OF    CUT-OFF DATE       INITIAL
        ORIGINAL TERMS            MORTGAGE      PRINCIPAL       MORTGAGE
      TO MATURITY (MOS.)           LOANS       BALANCE ($)    POOL BALANCE
--------------------------------------------------------------------------
55 - 60                               7      $   84,934,488        4.6%
61 - 84                               4          59,476,089        3.2%
85 - 120                            172       1,658,627,641       90.1%
121 - 180                             8          38,409,569        2.1%
--------------------------------------------------------------------------
TOTAL                               191      $1,841,447,787      100.0%
==========================================================================
Min: 55   Max: 180   Wtd. Avg. 116

REMAINING TERM TO MATURITY OR ARD (MOS)

                                                AGGREGATE         % OF
                                 NUMBER OF    CUT-OFF DATE       INITIAL
      RANGE OF REMAINING          MORTGAGE      PRINCIPAL       MORTGAGE
   TERMS TO MATURITY (MOS.)        LOANS       BALANCE ($)    POOL BALANCE
--------------------------------------------------------------------------
54 - 84                              11      $  144,410,576        7.8%
85 - 119                            128       1,137,391,429       61.8%
120 - 133                            52         559,645,781       30.4%
--------------------------------------------------------------------------
TOTAL                               191      $1,841,447,787      100.0%
==========================================================================
Min: 54   Max: 133   Wtd. Avg. 114

REMAINING PARTIAL IO TERM (MOS)

                                               AGGREGATE        % OF
                                 NUMBER OF   CUT-OFF DATE      INITIAL
      RANGE OF REMAINING          MORTGAGE     PRINCIPAL      MORTGAGE
       PARTIAL IO TERMS            LOANS      BALANCE ($)   POOL BALANCE
------------------------------------------------------------------------
3 - 12                                4      $ 61,500,000        3.3%
13 - 24                              49       413,520,880       22.5%
25 - 36                              11        90,836,000        4.9%
37 - 48                               5        42,046,000        2.3%
49 - 60                              10       275,000,000       14.9%
96 - 96                               1        28,450,000        1.5%
------------------------------------------------------------------------
TOTAL                                80      $911,352,880       49.5%
========================================================================
Min: 3   Max: 96   Wtd. Avg. 36

PROPERTY STATE/LOCATION

                                                 AGGREGATE         % OF
                                  NUMBER OF    CUT-OFF DATE       INITIAL
                                  MORTGAGED      PRINCIPAL       MORTGAGE
        STATE/LOCATION           PROPERTIES     BALANCE ($)    POOL BALANCE
---------------------------------------------------------------------------
California                            44      $  466,107,416       25.3%
   Southern                           31         276,211,808       15.0%
   Northern                           13         189,895,608       10.3%
Massachusetts                          4         210,855,802       11.5%
Texas                                 33         156,411,584        8.5%
Pennsylvania                           5         139,926,530        7.6%
Ohio                                  17         126,678,848        6.9%
Other(a)                             113         741,467,606       40.3%
---------------------------------------------------------------------------
TOTAL                                216      $1,841,447,787      100.0%
===========================================================================

(a)  Includes 30 states

PROPERTY TYPE

                                                 AGGREGATE         % OF
                                  NUMBER OF    CUT-OFF DATE       INITIAL
                                  MORTGAGED      PRINCIPAL       MORTGAGE
         PROPERTY TYPE           PROPERTIES     BALANCE ($)    POOL BALANCE
---------------------------------------------------------------------------
Office                                38      $  584,740,885       31.8%
Retail                                69         456,638,121       24.8%
Multifamily                           43         302,959,798       16.5%
   Multifamily                        34         279,844,798       15.2%
   Manufactured
      Housing                          9          23,115,000        1.3%
Hospitality                           21         167,559,796        9.1%
Industrial                            20         150,323,291        8.2%
Other                                  4          99,058,420        5.4%
Self Storage                          20          76,607,476        4.2%
Mixed Use                              1           3,560,000        0.2%
---------------------------------------------------------------------------
TOTAL                                216      $1,841,447,787      100.0%
===========================================================================

AMORTIZATION TYPES

                                                AGGREGATE         % OF
                                 NUMBER OF    CUT-OFF DATE       INITIAL
                                  MORTGAGE      PRINCIPAL       MORTGAGE
      AMORTIZATION TYPES           LOANS       BALANCE ($)    POOL BALANCE
--------------------------------------------------------------------------
IO-Balloon                           76      $  879,559,880       47.8%
Balloon                              93         590,402,710       32.1%
Interest Only                         8         256,903,000       14.0%
ARD                                  10          82,789,197        4.5%
IO-ARD                                4          31,793,000        1.7%
--------------------------------------------------------------------------
TOTAL                               191      $1,841,447,787      100.0%
==========================================================================

REMAINING STATED AMORTIZATION TERM (MOS)

                                                AGGREGATE         % OF
      RANGE OF REMAINING         NUMBER OF    CUT-OFF DATE       INITIAL
      STATED AMORTIZATION         MORTGAGE      PRINCIPAL       MORTGAGE
         TERMS (MOS.)              LOANS       BALANCE ($)    POOL BALANCE
--------------------------------------------------------------------------
Interest Only                         8      $  256,903,000       14.0%
230 - 240                             1           1,840,788        0.1%
241 - 300                            25         232,042,774       12.6%
301 - 360                           153       1,312,013,495       71.2%
361 - 420                             4          38,647,730        2.1%
--------------------------------------------------------------------------
TOTAL                               191      $1,841,447,787      100.0%
==========================================================================
Min: 230   Max: 420   Wtd. Avg. 351

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       11

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF LOAN GROUP 1

CUT-OFF DATE BALANCE ($)

                                                AGGREGATE
                                                 CUT-OFF       % OF
          RANGE OF               NUMBER OF        DATE         LOAN
        CUT-OFF DATE              MORTGAGE      PRINCIPAL     GROUP 1
   PRINCIPAL BALANCES ($)          LOANS       BALANCE ($)    BALANCE
---------------------------------------------------------------------
998,199 - 2,999,999                  44      $   92,883,464      5.9%
3,000,000 - 3,999,999                13          43,983,812      2.8%
4,000,000 - 4,999,999                19          86,703,314      5.5%
5,000,000 - 5,999,999                11          60,253,255      3.8%
6,000,000 - 6,999,999                10          65,353,391      4.1%
7,000,000 - 7,999,999                10          74,116,482      4.7%
8,000,000 - 9,999,999                17         154,246,804      9.8%
10,000,000 - 12,999,999              15         171,003,233     10.9%
13,000,000 - 19,999,999              14         226,980,356     14.4%
20,000,000 - 49,999,999               8         236,275,113     15.0%
50,000,000 - 99,999,999               1          81,000,000      5.1%
100,000,000 - 180,000,000             2         282,775,000     17.9%
---------------------------------------------------------------------
TOTAL                               164      $1,575,574,222    100.0%
=====================================================================
Min: $998,199   Max: $180,000,000   Avg. $9,607,160

DEBT SERVICE COVERAGE RATIO (X)

                                                AGGREGATE
                                                 CUT-OFF       % OF
                                 NUMBER OF        DATE         LOAN
           RANGE OF               MORTGAGE      PRINCIPAL     GROUP 1
           DSCRS (X)                LOANS       BALANCE ($)    BALANCE
---------------------------------------------------------------------
1.20 - 1.24                          54      $  539,869,872     34.3%
1.25 - 1.29                          30         193,721,485     12.3%
1.30 - 1.34                          15         154,435,528      9.8%
1.35 - 1.39                          14          79,804,137      5.1%
1.40 - 1.44                          11          62,189,415      3.9%
1.45 - 1.49                           7          88,549,737      5.6%
1.50 - 1.59                          12          70,033,645      4.4%
1.60 - 1.99                          19         374,108,292     23.7%
2.00 - 2.34                           2          12,862,111      0.8%
---------------------------------------------------------------------
TOTAL                               164      $1,575,574,222    100.0%
=====================================================================
Min: 1.20x   Max: 2.34x   Wtd. Avg. 1.43x

MORTGAGE RATE (%)

                                                AGGREGATE
                                                 CUT-OFF       % OF
           RANGE OF              NUMBER OF        DATE         LOAN
           MORTGAGE               MORTGAGE      PRINCIPAL     GROUP 1
           RATES (%)               LOANS       BALANCE ($)    BALANCE
---------------------------------------------------------------------
5.2400 - 5.2499                       2      $   21,766,613      1.4%
5.2500 - 5.4999                       8         100,477,473      6.4%
5.5000 - 5.5999                       4          35,393,420      2.2%
5.6000 - 5.6999                       9          74,140,329      4.7%
5.7000 - 5.7499                       9         143,841,828      9.1%
5.7500 - 5.9999                      46         613,538,254     38.9%
6.0000 - 6.2499                      40         304,633,377     19.3%
6.2500 - 6.4999                      23         158,895,772     10.1%
6.5000 - 6.7499                      13          83,825,756      5.3%
6.7500 - 6.9999                       7          31,155,000      2.0%
7.0000 - 8.2000                       3           7,906,400      0.5%
---------------------------------------------------------------------
TOTAL                               164      $1,575,574,222    100.0%
=====================================================================
Min: 5.2400   Max: 8.2000   Wtd. Avg. 5.9665

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                                                AGGREGATE
           RANGE OF                              CUT-OFF        % OF
         CUT-OFF DATE            NUMBER OF        DATE         LOAN
           DATE LTV               MORTGAGE      PRINCIPAL     GROUP 1
          RATIOS (%)               LOANS       BALANCE ($)    BALANCE
---------------------------------------------------------------------
33.47 - 50.00                         9      $  224,605,330     14.3%
50.01 - 60.00                        21         197,199,525     12.5%
60.01 - 65.00                        24         153,708,992      9.8%
65.01 - 70.00                        35         225,401,806     14.3%
70.01 - 75.00                        35         356,368,947     22.6%
75.01 - 77.50                        11          85,835,802      5.4%
77.51 - 80.00                        27         297,453,820     18.9%
80.01 - 84.51                         2          35,000,000      2.2%
---------------------------------------------------------------------
TOTAL                               164      $1,575,574,222    100.0%
=====================================================================
Min: 33.47%   Max: 84.51%   Wtd. Avg. 66.85%

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO (%)

                                                AGGREGATE
           RANGE OF                              CUT-OFF       % OF
         MATURITY DATE           NUMBER OF        DATE         LOAN
          OR ARD LTV              MORTGAGE      PRINCIPAL     GROUP 1
          RATIOS (%)               LOANS       BALANCE ($)    BALANCE
---------------------------------------------------------------------
32.04 - 50.00                        20      $  361,986,644     23.0%
50.01 - 55.00                        30         168,506,151     10.7%
55.01 - 60.00                        35         227,177,572     14.4%
60.01 - 62.50                        14          97,783,922      6.2%
62.51 - 65.00                        12          84,994,781      5.4%
65.01 - 67.50                        17         154,510,160      9.8%
67.51 - 70.00                        17         206,054,113     13.1%
70.01 - 74.94                        19         274,560,880     17.4%
---------------------------------------------------------------------
TOTAL                               164      $1,575,574,222    100.0%
=====================================================================
Min: 32.04%   Max: 74.94%   Wtd. Avg. 59.82%

ORIGINAL TERM TO MATURITY OR ARD (MOS)

                                                AGGREGATE
           RANGE OF                              CUT-OFF       % OF
        ORIGINAL TERMS           NUMBER OF        DATE         LOAN
          TO MATURITY             MORTGAGE      PRINCIPAL     GROUP 1
            (MOS.)                 LOANS       BALANCE ($)    BALANCE
---------------------------------------------------------------------
55 - 84                              11      $  144,410,576      9.2%
85 - 119                              1           2,860,000      0.2%
120 - 180                           152       1,428,303,646     90.7%
---------------------------------------------------------------------
TOTAL                               164      $1,575,574,222    100.0%
=====================================================================
Min: 55   Max: 180   Wtd. Avg. 115

REMAINING TERM TO MATURITY OR ARD (MOS)

           RANGE OF                             AGGREGATE
           REMAINING                             CUT-OFF       % OF
             TERMS               NUMBER OF        DATE         LOAN
          TO MATURITY             MORTGAGE      PRINCIPAL     GROUP 1
            (MOS.)                 LOANS       BALANCE ($)    BALANCE
---------------------------------------------------------------------
54 - 60                               7      $   84,934,488      5.4%
61 - 84                               4          59,476,089      3.8%
85 - 120                            146       1,394,594,865     88.5%
121 - 133                             7          36,568,781      2.3%
---------------------------------------------------------------------
TOTAL                               164      $1,575,574,222    100.0%
=====================================================================
Min: 54   Max: 133   Wtd. Avg. 114

REMAINING PARTIAL IO TERM (MOS)

                                                AGGREGATE
           RANGE OF                              CUT-OFF       % OF
           REMAINING             NUMBER OF        DATE         LOAN
          PARTIAL IO              MORTGAGE      PRINCIPAL     GROUP 1
             TERMS                 LOANS       BALANCE ($)    BALANCE
---------------------------------------------------------------------
3 - 12                                4      $ 61,500,000       3.9%
13 - 24                              44       364,160,000      23.1%
25 - 36                              10        85,946,000       5.5%
37 - 48                               3        16,860,000       1.1%
49 - 60                               7       218,625,000      13.9%
96 - 96                               1        28,450,000       1.8%
---------------------------------------------------------------------
TOTAL                                69      $775,541,000      49.2%
=====================================================================
Min: 3   Max: 96   Wtd. Avg. 35

PROPERTY STATE/LOCATION

                                                AGGREGATE
                                                 CUT-OFF       % OF
                                 NUMBER OF        DATE         LOAN
                                 MORTGAGED      PRINCIPAL     GROUP 1
        STATE/LOCATION             LOANS       BALANCE ($)    BALANCE
---------------------------------------------------------------------
California                           42      $  438,375,125     27.8%
   Southern                          31         276,211,808     17.5%
   Northern                          11         162,163,317     10.3%
Massachusetts                         4         210,855,802     13.4%
Pennsylvania                          5         139,926,530      8.9%
Texas                                28         135,603,778      8.6%
Florida                              10          79,391,125      5.0%
Other(a)                             94         571,421,863     36.3%
---------------------------------------------------------------------
TOTAL                               183      $1,575,574,222    100.0%
=====================================================================

(a)  Includes 29 states

PROPERTY TYPE

                                               AGGREGATE
                                                CUT-OFF        % OF
                                 NUMBER OF        DATE         LOAN
           PROPERTY              MORTGAGED     PRINCIPAL      GROUP 1
             TYPE                  LOANS       BALANCE ($)    BALANCE
---------------------------------------------------------------------
Office                               38      $  584,740,885     37.1%
Retail                               69         456,638,121     29.0%
Hospitality                          21         167,559,796     10.6%
Industrial                           20         150,323,291      9.5%
Other                                 4          99,058,420      6.3%
Self Storage                         20          76,607,476      4.9%
Multifamily                          10          37,086,234      2.4%
   Manufactured Housing               9          23,115,000      1.5%
   Multifamily                        1          13,971,234      0.9%
Mixed Use                             1           3,560,000      0.2%
---------------------------------------------------------------------
TOTAL                               183      $1,575,574,222    100.0%
=====================================================================

AMORTIZATION TYPES

                                                AGGREGATE
                                                 CUT-OFF       % OF
                                 NUMBER OF        DATE         LOAN
         AMORTIZATION             MORTGAGE      PRINCIPAL     GROUP 1
             TYPES                 LOANS       BALANCE ($)    BALANCE
---------------------------------------------------------------------
IO-Balloon                           65      $  743,748,000     47.2%
Balloon                              78         485,797,621     30.8%
Interest Only                         8         256,903,000     16.3%
ARD                                   9          57,332,602      3.6%
IO-ARD                                4          31,793,000      2.0%
---------------------------------------------------------------------
TOTAL                               164      $1,575,574,222    100.0%
=====================================================================

REMAINING STATED AMORTIZATION TERM (MOS)

           RANGE OF
           REMAINING                            AGGREGATE
            STATED                               CUT-OFF       % OF
         AMORTIZATION            NUMBER OF        DATE         LOAN
             TERMS                MORTGAGE      PRINCIPAL     GROUP 1
            (MOS.)                 LOANS       BALANCE ($)    BALANCE
---------------------------------------------------------------------
Interest Only                         8      $  256,903,000     16.3%
230 - 240                             1           1,840,788      0.1%
241 - 300                            24         227,310,483     14.4%
301 - 360                           128       1,073,872,222     68.2%
361 - 419                             3          15,647,730      1.0%
---------------------------------------------------------------------
TOTAL                               164      $1,575,574,222    100.0%
=====================================================================
Min: 230   Max: 419   Wtd. Avg. 349

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       12

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF LOAN GROUP 2

CUT-OFF DATE BALANCE ($)

                                               AGGREGATE      % OF
            RANGE OF             NUMBER OF   CUT-OFF DATE     LOAN
          CUT-OFF DATE            MORTGAGE     PRINCIPAL    GROUP 2
     PRINCIPAL BALANCE ($)         LOANS      BALANCE ($)   BALANCE
-------------------------------------------------------------------
1,354,402 - 2,999,999                 3      $  5,496,402      2.1%
3,000,000 - 3,999,999                 2         6,831,034      2.6%
4,000,000 - 4,999,999                 6        27,572,188     10.4%
5,000,000 - 6,999,999                 3        16,780,266      6.3%
7,000,000 - 9,999,999                 3        22,054,551      8.3%
10,000,000 - 12,999,999               2        21,635,080      8.1%
13,000,000 - 19,999,999               4        57,172,448     21.5%
20,000,000 - 30,200,000               4       108,331,595     40.7%
-------------------------------------------------------------------
TOTAL                                27      $265,873,564    100.0%
===================================================================
Min: $1,354,402   Max: $30,200,000   Avg. $9,847,169

DEBT SERVICE COVERAGE RATIO (X)

                                               AGGREGATE
                                 NUMBER OF   CUT-OFF DATE    % OF
                                  MORTGAGE     PRINCIPAL     LOAN
     RANGE OF OF DSCRS (X)         LOANS      BALANCE ($)   GROUP 2
-------------------------------------------------------------------
1.18 - 1.19                           1      $ 29,675,000     11.2%
1.20 - 1.24                          20       179,149,212     67.4%
1.25 - 1.29                           2        40,785,080     15.3%
1.30 - 1.39                           2         4,787,895      1.8%
1.40 - 1.55                           2        11,476,377      4.3%
-------------------------------------------------------------------
TOTAL                                27      $265,873,564    100.0%
===================================================================
Min: 1.18x   Max: 1.55x   Wtd. Avg. 1.23x

MORTGAGE RATE (%)

                                               AGGREGATE      % OF
                                 NUMBER OF   CUT-OFF DATE     LOAN
                                  MORTGAGE     PRINCIPAL    GROUP 2
  RANGE OF MORTGAGE RATES (%)      LOANS      BALANCE ($)   BALANCE
-------------------------------------------------------------------
5.4500 - 5.4999                       2      $ 25,186,000      9.5%
5.5000 - 5.7499                       5        77,324,381     29.1%
5.7500 - 5.9999                       9        85,745,643     32.3%
6.0000 - 6.2499                       5        55,756,715     21.0%
6.2500 - 6.6400                       6        21,860,825      8.2%
-------------------------------------------------------------------
TOTAL                                27      $265,873,564    100.0%
===================================================================
Min: 5.4500   Max: 6.6400   Wtd. Avg. 5.8398

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                                               AGGREGATE      % OF
                                 NUMBER OF   CUT-OFF DATE     LOAN
   RANGE OF CUT-OFF DATE LTV      MORTGAGE     PRINCIPAL    GROUP 2
          RATIOS (%)               LOANS      BALANCE ($)   BALANCE
-------------------------------------------------------------------
67.19 - 70.00                         5      $ 58,054,402     21.8%
70.01 - 72.50                         3        20,113,277      7.6%
72.51 - 75.00                         2        13,013,671      4.9%
75.01 - 77.50                         8        70,878,715     26.7%
77.51 - 79.93                         9       103,813,499     39.0%
-------------------------------------------------------------------
TOTAL                                27      $265,873,564    100.0%
===================================================================
Min: 67.19%   Max: 79.93%   Wtd. Avg. 75.15%

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO (%)

                                               AGGREGATE
                                 NUMBER OF   CUT-OFF DATE    % OF
 RANGE OF MATURITY DATE OR ARD    MORTGAGE     PRINCIPAL     LOAN
          LTV RATIOS               LOANS      BALANCE ($)   GROUP 2
-------------------------------------------------------------------
55.43 - 60.00                         5      $ 40,882,599     15.4%
60.01 - 65.00                         5        50,298,752     18.9%
65.01 - 67.50                         9        68,761,509     25.9%
67.51 - 70.00                         4        43,408,825     16.3%
70.01 - 73.02                         4        62,521,880     23.5%
-------------------------------------------------------------------
TOTAL                                27      $265,873,564    100.0%
===================================================================
Min: 55.43%   Max: 73.02%   Wtd. Avg. 66.14%

ORIGINAL TERM TO MATURITY OR ARD (MOS)

                                               AGGREGATE      % OF
                                 NUMBER OF   CUT-OFF DATE     LOAN
  RANGE OF ORIGINAL TERMS TO      MORTGAGE     PRINCIPAL    GROUP 2
        MATURITY (MOS.)            LOANS      BALANCE ($)   BALANCE
-------------------------------------------------------------------
120 - 120                            27      $265,873,564    100.0%
-------------------------------------------------------------------
TOTAL                                27      $265,873,564    100.0%
===================================================================
Min: 120   Max: 120   Wtd. Avg. 120

REMAINING TERM TO MATURITY OR ARD (MOS)

                                               AGGREGATE      % OF
                                 NUMBER OF   CUT-OFF DATE     LOAN
  RANGE OF REMAINING TERMS TO     MORTGAGE     PRINCIPAL    GROUP 2
        MATURITY (MOS.)            LOANS      BALANCE ($)   BALANCE
-------------------------------------------------------------------
114 - 120                            27      $265,873,564    100.0%
-------------------------------------------------------------------
TOTAL:                               27      $265,873,564    100.0%
===================================================================
Min: 114    Max: 120    Wtd. Avg.: 119

REMAINING PARTIAL IO TERM (MOS)

                                              AGGREGATE      % OF
                                 NUMBER OF   CUT-OFF DATE     LOAN
RANGE OF REMAINING PARTIAL IO    MORTGAGE     PRINCIPAL     GROUP 2
          TERM (MOS.)             LOANS      BALANCE ($)    BALANCE
-------------------------------------------------------------------
22 - 24                               5      $ 49,360,880    18.6%
25 - 36                               1         4,890,000     1.8%
37 - 48                               2        25,186,000     9.5%
49 - 59                               3        56,375,000    21.2%
-------------------------------------------------------------------
TOTAL                                11      $135,811,880    51.1%
===================================================================
Min: 22   Max: 59   Wtd. Avg. 42

PROPERTY STATE/LOCATION

                                                AGGREGATE      % OF
                                  NUMBER OF   CUT-OFF DATE     LOAN
                                  MORTGAGED     PRINCIPAL    GROUP 2
        STATE/LOCATION           PROPERTIES    BALANCE ($)   BALANCE
--------------------------------------------------------------------
Ohio                                  5       $ 66,337,377     25.0%
New York                              2         30,377,880     11.4%
Wisconsin                             1         30,200,000     11.4%
California                            2         27,732,291     10.4%
Colorado                              2         26,700,000     10.0%
Texas                                 5         20,807,806      7.8%
Iowa                                  8         19,769,942      7.4%
Other(a)                              8         43,948,268     16.5%
--------------------------------------------------------------------
TOTAL                                33       $265,873,564    100.0%
====================================================================

(a)  Includes 7 states

PROPERTY TYPE

                                                AGGREGATE      % OF
                                  NUMBER OF   CUT-OFF DATE     LOAN
                                  MORTGAGED     PRINCIPAL    GROUP 2
         PROPERTY TYPE           PROPERTIES    BALANCE ($)   BALANCE
--------------------------------------------------------------------
Multifamily                          33       $265,873,564    100.0%
--------------------------------------------------------------------
TOTAL:                               33       $265,873,564    100.0%
====================================================================

AMORTIZATION TYPES

                                              AGGREGATE      % OF
                                 NUMBER OF   CUT-OFF DATE     LOAN
                                 MORTGAGE     PRINCIPAL     GROUP 2
      AMORTIZATION TYPES          LOANS      BALANCE ($)    BALANCE
-------------------------------------------------------------------
IO-Balloon                           11      $135,811,880     51.1%
Balloon                              15       104,605,090     39.3%
ARD                                   1        25,456,595      9.6%
-------------------------------------------------------------------
TOTAL                                27      $265,873,564    100.0%
===================================================================

REMAINING STATED AMORTIZATION TERM (MOS)

           RANGE OF                           AGGREGATE      % OF
       REMAINING STATED          NUMBER OF   CUT-OFF DATE     LOAN
         AMORTIZATION            MORTGAGE     PRINCIPAL     GROUP 2
         TERMS (MOS.)             LOANS      BALANCE ($)    BALANCE
-------------------------------------------------------------------
297 - 300                             1      $  4,732,291      1.8%
301 - 360                            25       238,141,273     89.6%
361 - 420                             1        23,000,000      8.7%
-------------------------------------------------------------------
TOTAL                                27      $265,873,564    100.0%
===================================================================
Min: 297   Max: 420   Wtd. Avg. 363

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       13

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

MORTGAGE POOL PREPAYMENT PROFILE

                     PERCENT OF REMAINING BALANCE ANALYSIS(1)

                                                      % OF REM MORTGAGE        % OF REM MORTGAGE    %OF REM MORTGAGE
               NUMBER OF     AGGREGATE REMAINING        POOL BALANCE             POOL BALANCE         POOL BALANCE
  PERIOD    MORTGAGE LOANS    PRINCIPAL BALANCE    LOCK OUT/ DEFEASANCE(2)   YIELD MAINTENANCE(3)      LOCK OPEN       TOTAL
----------------------------------------------------------------------------------------------------------------------------

12/1/2006        191          $1,837,297,742.29            97.38%                   2.62%                0.00%          100%
12/1/2007        191          $1,827,696,655.08            97.39%                   2.61%                0.00%          100%
12/1/2008        191          $1,813,950,372.96            97.02%                   2.98%                0.00%          100%
12/1/2009        191          $1,797,096,553.65            97.03%                   2.83%                0.14%          100%
12/1/2010        191          $1,769,311,661.99            89.17%                   7.13%                3.70%          100%
12/1/2011        184          $1,670,898,039.21            90.71%                   9.29%                0.00%          100%
12/1/2012        183          $1,642,718,943.59            90.74%                   9.26%                0.00%          100%
12/1/2013        180          $1,574,265,890.16            90.55%                   9.45%                0.00%          100%
12/1/2014        179          $1,546,119,246.46            90.60%                   9.40%                0.00%          100%
12/1/2015        176          $1,411,582,067.36            84.44%                   4.81%               10.75%          100%
12/1/2016          1          $    8,198,818.42           100.00%                   0.00%                0.00%          100%

----------
(1)  Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity (except that mortgage loans with anticipated repayment dates (ARD loans) are assumed to prepay on their anticipated repayment dates). Otherwise calculated based on Modeling
     Assumptions to be described in the offering prospectus.

(2)  Mortgage loans included in this category are locked out from prepayment, but may include periods during which defeasance is permitted.

(3)  Mortgage Loans that permit either defeasance or prepayment with yield maintenance and mortgage loans that require defeasance if the cost of defeasance is less than yield maintenances are treated herein as yield maintenance loans.

TEN LARGEST MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS

                                                    NUMBER OF
                                                    MORTGAGE
                                                     LOANS/
                                                    MORTGAGED  CUT-OFF DATE
                                        MORTGAGE      REAL       PRINCIPAL
NO.  LOAN NAME                        LOAN SELLER  PROPERTIES     BALANCE
-----------------------------------------------------------------------------

 1.  100 Summer Street                    MLML        1   1    $180,000,000
 2.  Penn Mutual Towers & Washington       CRF        1   1     102,775,000
     Square Garage
 3.  200 Paul                              CRF        1   1      81,000,000

 4.  CNL-Cirrus MOB Portfolio III          CRF        1   5      47,190,000
 5.  Blairstone Office Building            CRF        1   1      35,701,000
 6.  BTR Capital Portfolio                 CRF        1   7      31,000,000
 7.  Jefferson Block Apartments            CRF        1   1      30,200,000
 8.  Chestnut Hill Apartments              Key        1   1      29,675,000
 9.  Pasadena Office Tower                MLML        1   1      28,450,000
10.  Oak Hill Apartments                   Key        1   1      25,456,595
                                                     ----------------------
     TOTAL/WTD. AVG.                                 10  20    $591,447,595
                                                     ======================

                       % OF
                      INITIAL
                     MORTGAGE                                                  CUT-OFF
      SHADOW RATING    POOL      PROPERTY    PROPERTY  LOAN BALANCE  DSCR      DATE LTV
NO.  MOODY'S/S&P(1)   BALANCE      TYPE      SIZE(2)    PER SF/UNIT   (X)     RATIO (%)
---------------------------------------------------------------------------------------

 1.     Baa3/BBB-      9.77%      Office    1,057,475    $    170    1.94       48.53
 2.                    5.58      Office/      853,840         120    1.20       77.57
                                 Garage
 3.                    4.40      Telecom-     527,680         154    1.75       55.86
                               munication/
                                Warehouse
 4.                    2.56     Various(3)    269,707         175    1.30       70.46
 5.                    1.94       Office      263,163         136    1.20       78.46
 6.                    1.68      Various    1,871,624          17    1.20       72.01
 7.                    1.64    Multifamily        217     139,171    1.27(4)    77.24
 8.                    1.61    Multifamily        480      61,823    1.18       78.30
 9.                    1.54       Office      142,249         200    1.21       71.13
10.                    1.38    Multifamily        220     115,712    1.20       79.93
                      -----                                          ----------------
                      32.12%                                         1.51X      64.77
                      =====                                          ================

----------
(1)  It has been confirmed by Moody's and S&P, in accordance with their respective methodologies, the credit characteristics of the related loan is consistent with investment-grade rated obligations.

(2)  Property size is indicated in units (for multifamily properties) and square feet (for office and retail).

(3)  The CNL-Cirrus MOB Portfolio III Loan consists of four medical office properties and one surgical center property.

(4)  UW NCF and Underwritten DSCR were calculated using "as stabilized" Cash
     Flows. "In Place" NCF is $2,211,128 giving an Underwritten DSCR on NCF of
     1.05x. The loan has an initial 24-month interest only period; the debt service coverage ratio calculated using the In Place NCF and the interest only debt service is 1.27x. The UW DSCR on NOI during the interest only period is 1.56x. The Underwritten DSCR on NCF during the interest only period is 1.54x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       14

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

100 SUMMER STREET

                                [PHOTO OMITTED]

                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                                 Boston, MA
Property Type                                                             Office
Size (Square Feet)                                                     1,057,475
Percentage Occupancy as of May 24, 2006                                   97.42%
Year Built                                                                  1974
Year Renovated                                                              1999
Appraisal Value                                                     $370,900,000
Average Rent Per Sq. Ft.                                                  $36.19
Underwritten Occupancy                                                     97.4%
Underwritten Revenues                                                $42,136,321
Underwritten Total Expenses                                          $18,955,416
Underwritten Net Operating Income (NOI)                              $23,180,905
Underwritten Net Cash Flow (NCF)                                     $21,153,310

                            MORTGAGE LOAN INFORMATION

Mortgage Loan Seller                                                        MLML
Loan Group                                                                     1
Origination Date                                                    May 25, 2006
Cut-off Date Principal Balance                                      $180,000,000
Cut-off Date Loan Balance Per Sq. Ft.                                       $170
Percentage of Initial Mortgage Pool Balance                                 9.8%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            5.9625%
Amortization Type                                                  Interest Only
IO Period (Months)                                                           120
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          NAP
Original Call Protection                                     LO(24),Def(90),O(6)
Lockbox                                                                     Hard
Cut-off Date LTV Ratio                                                     48.5%
LTV Ratio at Maturity or ARD                                               48.5%
Underwritten DSCR on NOI                                                   2.13x
Underwritten DSCR on NCF                                                   1.94x
Shadow Rating (Moody's/S&P)                                           Baa3/BBB--

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       15

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       16

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "100 Summer Street Loan") is evidenced by a promissory note secured by a first mortgage encumbering an office building (the
"100 Summer Street Property") located in Boston, Massachusetts. The 100 Summer
Street Loan, shadow rated Baa3/BBB-- by Moody's and S&P, respectively, represents approximately 9.8% of the initial mortgage pool balance and 11.4% of the initial group 1 balance.

The 100 Summer Street Loan was originated on May 25, 2006 and has an aggregate principal balance as of the cut-off date of $180,000,000. The 100 Summer Street
Loan has a remaining term of 120 months to its maturity date of June 1, 2016.
The 100 Summer Street Loan may be prepaid on or after December 1, 2015 without penalty, and permits defeasance with United States government obligations beginning two years after the creation of the Series 2006-2 securitization trust.

THE PROPERTY. The 100 Summer Street Loan is secured by the fee interest in a
32-story multi-tenant class A office building with 1,057,475 square feet of net rentable area in Boston's Financial District. Built in 1974, the 100 Summer
Street Property has a one-level underground parking garage with 102 spaces. The
Property contains 23 self-service passenger elevators, two service elevators and a separate elevator serving the garage. Amenities at the 100 Summer Street
Property include a delicatessen, dry cleaner and health club. The lobby features marble floors with horizontal accent strips of black St. Laurent marble and walls that are decorated with African cherry millwork and stainless steel reveals.

The following table presents certain information regarding the major tenants at the 100 Summer Street Property:

                              TENANT INFORMATION(1)

                                                                     CREDIT                      BASE
                                                                     RATING                    RENT PER
                                                                   (MOODY'S/   SQUARE    %      SQUARE      LEASE
TENANT                                    PARENT COMPANY             S&P)(2)    FEET   OF GLA    FOOT    EXPIRATION
-------------------------------------------------------------------------------------------------------------------

Fidelity Properties...........              FMR Corp.                Aa3/AA   217,876   20.6%   $38.66    8/31/2008(3)
Lexington Insurance Company...  American International Group Inc.    Aa2/AA   181,438   17.2     39.28    7/31/2014(4)
Nixon Peabody.................                 NAP                    NAP     167,563   15.8     36.50    1/31/2019
Cambridge Associates..........                 NAP                    NAP     117,053   11.1     37.39   12/31/2012
-------------------------------------------------------------------------------------------------------------------
TOTAL.........................                                                683,930   64.7%   $38.08
===================================================================================================================

The following table presents certain information relating to the lease rollover schedule for the 100 Summer Street Property:

                            LEASE ROLLOVER SCHEDULE(1)

                 NUMBER     SQUARE     % OF                    % OF     CUMULATIVE  CUMULATIVE   CUMULATIVE  CUMULATIVE %
               OF LEASES     FEET       GLA     BASE RENT   BASE RENT  SQUARE FEET   % OF GLA    BASE RENT   OF BASE RENT
YEAR            EXPIRING   EXPIRING  EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING
-------------------------------------------------------------------------------------------------------------------------

Vacant.......     NAP        27,306     2.6%           NAP      NAP        27,306       2.6%            NAP       NAP
MTM..........       2        22,918     2.2    $    34,300      0.1%       50,224       4.7     $    34,300       0.1%
2006.........       5         9,823     0.9        379,555      1.0        60,047       5.7         413,855       1.1
2007.........       5        35,593     3.4      1,299,374      3.5        95,640       9.0       1,713,229       4.6
2008.........      13       258,078    24.4      9,531,678     25.6       353,718      33.4      11,244,907      30.2
2009.........       0             0     0.0              0      0.0       353,718      33.4      11,244,907      30.2
2010.........       1           750     0.1         12,000      0.0       354,468      33.5      11,256,907      30.2
2011.........       4        32,735     3.1      1,101,953      3.0       387,203      36.6      12,358,860      33.1
2012.........      11       146,652    13.9      5,271,669     14.1       533,855      50.5      17,630,529      47.3
2013.........       2        64,432     6.1      2,378,618      6.4       598,287      56.6      20,009,147      53.7
2014.........      11       263,365    24.9     10,279,612     27.6       861,652      81.5      30,288,759      81.2
2015.........       1         8,765     0.8        398,808      1.1       870,417      82.3      30,687,566      82.3
2016.........       1        14,095     1.3        291,062      0.8       884,512      83.6      30,978,628      83.1
Thereafter...       6       172,963    16.4      6,305,049     16.9     1,057,475     100.0      37,283,678     100.0
-------------------------------------------------------------------------------------------------------------------------
TOTAL........      62     1,057,475   100.0%   $37,283,678    100.0%
=========================================================================================================================

(1)  Information obtained from the 100 Summer Street Borrower's rent roll dated
     May 24, 2006.

(2)  Credit Ratings are of the parent company whether or not the parent guarantees the lease.

(3)  36,967 square feet of this space expires on 12/31/2008 and 36,173 square feet expires on 5/31/2013. Refer to "Guaranty Structure" herein for additional information on the credit enhancements associated with the
     Fidelity Space.

(4)  3,001 square feet of this space expires on 6/30/2006.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       17

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

THE MARKET(1). The 100 Summer Street Property is located in the Financial
District submarket of Boston's Central Business District ("CBD") in close proximity to retail and office locations, transportation and famous tourist attractions. During the past eighteen months, the Boston office market has continued to rebound from the downturn caused by the tech-sector downturn and consolidations in the financial sector. The office market has carried its 2005 momentum into 2006 with nearly a half a million square feet of positive absorption in the first quarter. After four consecutive quarters of positive absorption, Class A space within the CBD had a vacancy rate of 10.8% in the first quarter of 2006, down from 13.9% a year earlier. Average asking rents were
$43.22 per sq. ft., up 13.1% from the prior year. The population within a 5-mile radius of the property was 816,394 at year-end 2005 and the average household income was $69,837, well above the national average.

THE BORROWER. The borrower obligated under the promissory note for the 100
Summer Street Loan is MA-100 Summer Street Owner, L.L.C. (the "100 Summer Street
Borrower"). It is a single-purpose Delaware limited liability company controlled directly or indirectly by EOP Operating Limited Partnership (the "Sponsor"),
which is controlled by Equity Office Properties Trust ("EOP"), a real estate investment trust ("REIT") organized under the laws of Maryland. EOP (NYSE: EOP)
had its initial public offering in July of 1997 and has an equity market capitalization of approximately $12.1 billion as of May 24, 2006. As of June 6,
2006, EOP carries an investment grade rating of BBB by S&P and Baa3 by Moody's with a stable outlook from both agencies.

PROPERTY MANAGEMENT. The 100 Summer Street Property will be managed by Equity
Office Management, L.L.C. ("Equity Office Management"). Equity Office Management
manages over 111.1 million square feet of office space in 22 metropolitan markets across the country. 12.7 million square feet, or 19.2% of Bostons 66.2 million square feet of office inventory is managed by Equity Office Management.

LOCKBOX. All rental payments will go directly into a bank account controlled by the lender ("Cash Management Account"), provided that prior to a Cash Flow Sweep
Trigger Event (as defined below), all funds shall be remitted to the 100 Summer
Street Borrower on a daily basis. During the continuance of a Cash Flow Sweep
Trigger Event, funds on deposit in the Cash Management Account will be applied by the lender with the following priority: (i) monthly tax and insurance payments into the tax and insurance reserve; (ii) interest payments due to the lender pursuant to the loan documents and other amounts, if any, due to the lender under the loan documents, (iii) payment of customary operating expenses and the approved operating and capital expenditures budget, as applicable, (iv)
all amounts remaining in a specified deposit account after disbursements for items (i) through (iii) shall be deposited into the cash flow sweep sub-account;
(v) if a Fidelity Trigger has occurred and is continuing, all amounts deposited pursuant to item (iv) shall be deposited in the cash flow sweep sub-account until the aggregate amount held in the cash flow sweep sub-account is equal to the Fidelity Trigger Amount (as defined below); and (vi) if a TI/LC Trigger has occurred and is continuing, all amounts deposited pursuant to item (iv) and after amounts retained pursuant to item (v) shall be held in the cash flow sweep sub-account until the aggregate amount held in the cash flow sweep sub-account is equal to the TI/LC Amount (as defined below); and (vii) any remaining amounts shall be deposited to such account designated by the 100 Summer Street Borrower on a daily basis.

A "Cash Flow Sweep Trigger Event" shall occur (i) if Fidelity Real Estate
Company, LLC ("Fidelity") vacates any portion of the space occupied by Fidelity
(the "Fidelity Space"), the Sponsor is downgraded below an investment grade rating by any of the rating agencies rating certificates in connection with a securitization and Trigger DSCR (as defined below) falls below 1.25x (a "TI/LC
Trigger") and/or (ii) if the Sponsor is downgraded below an investment grade rating by any of the rating agencies rating certificates in connection with a securitization while the Fidelity Guaranty, as defined below, is in effect and
Trigger DSCR falls below 1.35x (a "Fidelity Trigger").

"Trigger DSCR" means the ratio of (i) Trigger Net Cash Flow (defined below)
divided by (ii) actual annual debt service due on the Loan. "Trigger Net Cash
Flow" means the operating income for the 100 Summer Street Property determined by the lender over the trailing calendar quarter annualized less trailing
12-month operating expenses ("Trigger NOI"), less anticipated tenant improvements, leasing commissions, capital expenditures and replacement reserves in the amount of $2 million. The calculation of Trigger NOI and Trigger Net Cash
Flow will be determined by the lender in its reasonable discretion.

"TI/LC Amount" shall mean $7,236,800 minus the Fidelity Termination Payment (as defined below) minus any amounts previously disbursed to the 100 Summer Street
Borrower with respect to the second reduction space under the Fidelity lease.

"Fidelity Trigger Amount" shall mean an amount equal to the Fidelity Guaranteed
Obligations (as defined below).

ESCROWS/RESERVES. Upon a Cash Flow Sweep Trigger Event, the 100 Summer Street
Borrower will be required to deposit any termination fees it receives pursuant to a full or partial termination of the Fidelity Lease into the Cash Management
Account (the "Fidelity Termination Payment"). In the event of a Cash Flow Sweep
Trigger Event, one twelfth of the annual payment for property taxes and insurance will be required to be funded monthly.

----------
(1)  Certain information obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of those assumptions.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       18

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

GUARANTY STRUCTURE. Fidelity, which leases 217,876 square feet at the 100 Summer
Street Property (20.6% of the 100 Summer Street Property), has multiple leases with expiration dates of May 31, 2013. Fidelity has exercised a termination option for 144,736 square feet of its demised premises effective August 31,
2008. As a result, the Lender required the following guaranties in the 100
Summer Street Loan structure:

Fidelity Guaranty. Sponsor is obligated to guaranty the lesser of (a) the portion of monthly debt service which is necessary to maintain a minimum Trigger
DSCR of 1.00x, and (b) $2.4 million per annum (collectively, the "Initial
Fidelity Guaranteed Obligations"). The Initial Fidelity Guaranteed Obligations
shall be reduced during the course of the Loan Term by the amount of Replacement
Tenant Net Rent. In lieu of the Sponsor guaranty, the Sponsor may post a letter of credit or cash reserve of equal amount in accordance with the loan documents.

"Replacement Tenant Net Rent" shall mean the gross annual rent (excluding any rent abatements) per square foot due and payable by replacement tenants under new Leases minus operating expenses equal to $14.85 per square foot, multiplied by the rentable square footage of the premises demised to such replacement tenants. Such guaranty will expire upon the earlier of (i) the maturity and repayment of the Loan, or (ii) when the ongoing fidelity guaranteed obligations are reduced to 10% or less of the Initial Fidelity Guaranteed Obligations provided no event of default has occurred and is continuing.

Fidelity TI/LC Guaranty. Upon an event of default by the 100 Summer Street
Borrower under the 100 Summer Street Loan, EOP will guaranty an amount equal to
$50 times the square footage of the terminated Fidelity Space ($7,236,800) less
(i) any amounts held in the Cash Flow Sweep Sub-Account which are attributable to a Cash Flow Sweep Trigger Event caused by a TI/LC Trigger (including the
Fidelity Termination Payment), to be used for acceptable TI/LCs in order to re-let the Fidelity Space (the "TI/LC Guaranteed Obligations"). Prior to a
foreclosure, the TI/LC Guaranteed Obligations shall expire once the lender is provided satisfactory evidence that such event of default has been fully cured.
The Fidelity TI/LC Guaranty will be reinstated should a subsequent event of default occur. Post foreclosure, the TI/LC Guaranteed Obligations will expire on the earlier of (i) once the lender is provided satisfactory evidence that an acceptable replacement tenant has taken occupancy pursuant to leases executed in accordance with the terms of the loan documents and has begun paying market rent for at least 90% of the vacated Fidelity Space and all related TI/LCs have been paid or (ii) the Fidelity lease is extended for five years with respect to the second reduction space and al TI/LCs have been paid. The TI/LC Guaranteed
Obligations shall survive a Property transfer/assumption of the Loan until a replacement guarantor reasonably acceptable to Lender assumes all such obligations. In addition, the TI/LC Guaranteed Obligations shall survive a foreclosure by Lender and shall not expire until conditions (i) or (ii) set forth above are satisfied, or Lender transfers the Property to a third party purchaser. In lieu of the Sponsor guaranty, the Sponsor may post a letter of credit or cash reserve of equal amount in accordance with the loan documents.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       19

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

PENN MUTUAL TOWERS AND WASHINGTON SQUARE GARAGE LOAN

                                [PHOTOS OMITTED]

                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                           1
Location (City/State)                                          Philadelphia, PA
Property Type                                                     Office/Garage
Size (Square Feet)                                                      853,840
Percentage Occupancy as of March 1, 2006                                 95.20%
Year Built                                                            1934/1972
Year Renovated                                                             1997
Appraisal Value                                                    $132,500,000
# of Tenants                                                                 36
Average Rent Per Square Foot                                       $      19.16
Underwritten Occupancy                                                     92.1%
Underwritten Revenues                                              $ 18,479,734
Underwritten Total Expenses                                        $  8,930,271
Underwritten Net Operating Income (NOI)                            $  9,549,463
Underwritten Net Cash Flow (NCF)                                   $  8,726,993

                            MORTGAGE LOAN INFORMATION

Mortgage Loan Seller                                                      CRF
Loan Group                                                                  1
Origination Date                                                March 9, 2006
Cut-off Date Principal Balance                                   $102,775,000
Cut-off Date Loan Balance Per SF/Unit                             $       120(1)
Percentage of Initial Mortgage Pool Balance                               5.6%
Number of Mortgage Loans                                                    1
Type of Security (fee/leasehold)                                          Fee
Mortgage Rate                                                          5.8200%
Amortization Type                                                  IO-Balloon
IO Period (Months)                                                         60
Original Term to Maturity/ARD (Months)                                    120
Original Amortization Term (Months)                                       360
Original Call Protection:                                    LO(26),Def(90),O(4)
Lockbox                                                                  Hard
Cut-off Date LTV Ratio                                                   77.6%
LTV Ratio at Maturity or ARD                                             72.4%
Underwritten DSCR on NOI(2)                                              1.32x
Underwritten DSCR on NCF(3)                                              1.20x

(1)  Excluding the Washington Square Garage.

(2)  The Underwritten DSCR on NOI during the interest only period is 1.57x.

(3)  The Underwritten DSCR on NCF during the interest only period is 1.44x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       20

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       21

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Penn Mutual Towers and Washington Square
Garage Loan") is evidenced by a single promissory note secured by a first mortgage encumbering an office building and a garage (the "Penn Mutual Towers and Washington Square Garage Property") located in Philadelphia, Pennsylvania.
The Penn Mutual Towers and Washington Square Garage Loan represents approximately 5.6% of the initial mortgage pool balance and approximately 6.5%
of the initial loan group 1 balance.

The Penn Mutual Towers and Washington Square Garage Loan was originated on March
9, 2006, and has a principal balance as of the cut-off date of $102,775,000. The
Penn Mutual Towers and Washington Square Garage Loan has a remaining term of 118 months and a scheduled maturity date of April 8, 2016. The Penn Mutual Towers and Washington Square Garage Loan permits defeasance of the entire loan with
United States Treasury obligations or other non-callable government securities beginning two years after the creation of the Series 2006-2 securitization trust. Voluntary prepayment of the Penn Mutual Towers and Washington Square
Garage Loan is permitted on or after January 8, 2016 without penalty.

THE PROPERTY. The Penn Mutual Towers and Washington Square Garage Loan is
secured by the fee interest in three separate directly adjacent class A- office towers consisting in the aggregate of approximately 853,840 square feet and an underground parking facility consisting of approximately 620 parking spaces and
226,116 square feet, in each case, located in Philadelphia, Pennsylvania. The
Penn Mutual Towers were built in three phases. 530 Walnut was built in 1914; 520
Walnut was built in 1934 and 510 Walnut was built in 1972. Collectively, the towers contain approximately 786,064 square feet of office space, 3,605 square feet of retail space, and 64,211 square feet of storage space. The towers are located directly across the street from Independence Square and the Liberty
Bell. They offer flexible floor plates that can accommodate a wide range of tenants. Floors range from 14,000 to 39,000 square feet in 520-530 Walnut and
14,000 to 21,000 square feet in 510 Walnut. In 1991, an extensive renovation was completed at a cost of $65 million ($75 psf). During this renovation, each floor below the 10th floor in 520-530 Walnut was completely rebuilt for multi-tenant use with state of the art mechanical, lighting, fire safety and security systems. As remaining space in the towers became available, it was renovated to similar standards. Five passenger elevators service 510 Walnut while thirteen passenger elevators serve 520-530 Walnut with eight high rise, four mid-rise and one designated for the 520 mezzanine space. The Penn Mutual Towers have a
24-hour lobby attendant onsite along with security cameras. The Penn Mutual
Towers are listed on both the Philadelphia and National Registers of Historic
Places.

The Washington Square garage was constructed in 1973 and underwent major renovations between 1994 and 1995 and in 2001. The garage contains approximately
226,116 square feet with a legal capacity for 620 cars. Currently, there are approximately 585 existing striped parking spaces. The garage sits underneath two residential condominium apartment buildings known as Independence Square.
The garage is located on a rectangular site with access to both 5th and 6th
Streets and is open 24 hours a day, seven days per week. The Washington Square
Garage Borrower (as defined below) is obligated to offer, in perpetuity, 328 reserved spaces for residents of the Independence Place condominiums, the St.
James Court townhomes and the Manning Walk townhomes at the then current market rate for unreserved spaces. Additionally, a number of office tenants at the Penn
Mutual Towers have parking space commitments at the garage. Currently, Park
America, Inc., a privately owned major operator of parking garages in
Philadelphia and New Jersey, leases the garage on a triple net basis. The lease expires on November 30, 2006. Park America is headquartered in nearby Ardmore,
Pennsylvania. It owns and/or operates over 200 parking garage locations in
Pennsylvania, Delaware, Washington DC, Maryland, Virginia and Florida.

The following tables present certain information regarding the Penn Mutual
Towers and Washington Square Garage Loan Property.

                               TENANT INFORMATION(1)

                                                                MOODY'S /    SQUARE      %       BASE        LEASE
TENANT NAME                               PARENT COMPANY          S&P(2)      FEET    OF GLA   RENT PSF   EXPIRATION
--------------------------------------------------------------------------------------------------------------------

ACE American Insurance Company ..            ACE Ltd              A2/A+     156,150    18.3%    $19.00    11/30/2012
Lippincott Williams & Wilkins ...         Wolters Kluwer        Baa1/BBB+   135,107    15.8      20.14     12/6/2009
Beneficial Savings Bank .........   Beneficial Mutual Bancorp      NAP       89,363    10.5      21.20     3/31/2011
ABIM ............................              NAP                 NAP       71,632     8.4      19.90    10/31/2013
BDP International, Inc ..........              NAP                 NAP       60,887     7.1      17.85     5/31/2009
--------------------------------------------------------------------------------------------------------------------
TOTAL ...........................                                           513,139    60.1%    $19.67
====================================================================================================================

(1)  Based on information obtained from the Penn Mutual Towers and Washington
     Square Garage Borrowers' rent roll dated March 1, 2006.

(2)  Credit Ratings are of the parent company whether or not the parent guarantees the lease.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       22

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

                         LEASE ROLLOVER SCHEDULE(1), (2)

                   NUMBER     SQUARE      % OF                   % OF BASE    CUMULATIVE   CUMULATIVE    CUMULATIVE    CUMULATIVE %
                 OF LEASES     FEET        GLA      BASE RENT       RENT     SQUARE FEET    % OF GLA     BASE RENT    OF BASE RENT
YEAR              EXPIRING   EXPIRING   EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING      EXPIRING       EXPIRING
-----------------------------------------------------------------------------------------------------------------------------------

Vacant .......      NAP        41,044      4.8%            NAP       NAP        41,044         4.8%             NAP         NAP
MTM ..........        1           300      0.0     $     4,800       0.0%       41,344         4.8      $     4,800         0.0%
2006 .........        4        49,462      5.8         961,108       6.2        90,806        10.6          965,908         6.2
2007 .........        3        17,863      2.1         356,115       2.3       108,669        12.7        1,322,023         8.5
2008 .........        6        22,659      2.7         446,451       2.9       131,328        15.4        1,768,475        11.4
2009 .........        5       224,123     26.2       4,435,967      28.5       355,451        41.6        6,204,442        39.8
2010 .........        3        19,308      2.3         269,282       1.7       374,759        43.9        6,473,724        41.6
2011 .........        4       115,125     13.5       2,274,923      14.6       489,884        57.4        8,748,647        56.2
2012 .........        2       212,670     24.9       3,937,422      25.3       702,554        82.3       12,686,069        81.5
2013 .........        1        71,632      8.4       1,425,415       9.2       774,186        90.7       14,111,483        90.6
2014 .........        4        41,280      4.8         878,244       5.6       815,466        95.5       14,989,727        96.3
2015 .........        1         3,190      0.4          68,585       0.4       818,656        95.9       15,058,312        96.7
Thereafter ...        2        35,184      4.1         511,921       3.3       853,840       100.0       15,570,233       100.0
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS .......       36       853,840    100.0%    $15,570,233     100.0%      853,840       100.0%     $15,570,233       100.0%
===================================================================================================================================

THE MARKET(3).

The Penn Mutual Towers and Washington Square Garage Property is located in the
Philadelphia Central Business District ("CBD"), specifically in the Independence
Square submarket. According to Grubb & Ellis, the Philadelphia CBD at the end of
2005 consisted of 38,784,337 square feet with a reported year end vacancy of
15.3%. Net absorption was 1,485,375 square feet. The average asking gross rents were $24.00 psf. From 1985 to 2005, the Philadelphia CBD has averaged 369,174 square feet per year of positive net absorption with 13 of the 21 years resulting in positive net absorption. Net absorption for each of the four quarters of 2005 has also trended up: first quarter 2005 equaled 170,299 square feet; second quarter 2005 equaled 178,547 square feet; third quarter 2005 equaled 275,280 square feet and fourth quarter 2005 equaled 863,249 square feet.

The Independence Square submarket is one of five Philadelphia CBD office submarkets. The Independence Square submarket consists of 4,831,077 square feet with a year end 2005 vacancy rate of 7.2%. Its net absorption was 114,995 square feet and its average asking gross rent was $21.42 psf. The Independence Square submarket has outperformed the overall Philadelphia CBD market. In addition to boasting the second best overall vacancy rate among the five submarkets, the
Independence Square submarket has also realized the best improvement in its overall vacancy. Its vacancy decreased from 11.7% at year end 2004 to 7.2% at year end 2005, a decrease of 38.5%.

According to the appraiser, Philadelphia's largest employers are a diverse group of multi-national companies representing a variety of industries including healthcare, insurance, pharmaceuticals, and aerospace. Finance firms are also represented and a number of them are targeting the area for expansion. Seventeen
Fortune 500 firms are headquartered in the area. The diverse economic base largely shields its economy from shocks that can impact a region reliant on fewer business segments. The MSA's position as a center of business activity and its many cultural and educational amenities are major factors in its success.

THE BORROWERS. Each of the borrowers, Broadway Penn Mutual Office Fee LP (the
"Broadway Penn Mutual Office Borrower") and Broadway Penn Mutual Garage Fee LP
(the "Washington Square Garage Borrower" and together with the Broadway Penn
Mutual Office Borrower, the "Penn Mutual Towers and Washington Square Garage
Borrowers"), is a single purpose entity that is a Delaware limited partnership.
The general partner of the Broadway Penn Mutual Office Borrower is Broadway Penn
Mutual Office Fee LLC, with a 0.2% ownership interest. The limited partner of the Broadway Penn Mutual Office Borrower is Broadway Penn Mutual Office Mezz LP
("Office Mezz LP"), with a 99.8% ownership interest. The general partner of the
Washington Square Garage Borrower is Broadway Penn Mutual Garage Fee LLC, with a
0.2% ownership interest. The limited partner of the Washington Square Garage
Borrower is Broadway Penn Mutual Garage Mezz LP ("Garage Mezz LP"), with a 99.8%
ownership interest. Office Mezz LP and Garage Mezz LP are single-purpose entities that own 100% of the interests in the general partners of the mortgage borrowers and are the borrowers under the mezzanine loan. The Penn Mutual Towers and Washington Square Garage Borrowers acquired the Penn Mutual Towers and
Washington Square Garage

(1)  Based on information obtained from the Penn Mutual Towers and Washington
     Square Garage Borrowers' rent roll dated March 1, 2006.

(2)  The numbers in the Lease Rollover Schedule are based on the assumption that no tenant exercises an early termination option.

(3)  Certain information in this section was obtained from a third-party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       23

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

Property through an acquisition of general and limited partnerships interests in the Mezzanine Borrower (as defined below). One of the sellers, Broadway Penn
Mutual Investors LP ("BPI"), retained an 11% limited partnership interest in the
Mezzanine Borrower (the "Remaining Interest"), which was financed by an affiliate of the sponsor. The Remaining Interest has been pledged to the sponsor's affiliate as security for the loan it made to BPI. This structure of the acquisition resulted in state and city transfer tax savings for the sellers of the property and the Penn Mutual Towers and Washington Square Garage
Borrowers.

The sponsor, Loeb Partners Realty LLC ("Loeb Partners"), invests and manages real estate assets for a select group of major domestic and foreign pension funds, insurance companies and private high net worth investors. The company serves as a principal investor in seven different property types totaling in excess of 14 million square feet. Its portfolio consists of 21 office buildings totaling approximately 11,563,316 square feet, four retail properties totaling approximately 789,836 square feet, two hospitality properties totaling 605 keys, one assisted living property totaling 78 units, two multifamily properties totaling 697 units and one 250 unit condominium. Loeb Partners' current portfolio is valued by it in excess of $4 billion. Joseph Lesser, the Chairman and President of Loeb Partners, has over 40 years of experience in real estate acquisitions.

PROPERTY MANAGEMENT. The property manager for the Penn Mutual Towers and
Washington Square Garage Property is Loeb Partners, an affiliate of the Penn
Mutual Towers and Washington Square Garage Borrowers.

LOCKBOX. The Penn Mutual Tower and Washington Square Garage Loan requires a hard lockbox and in-place cash management. The loan documents require the Penn Mutual
Towers and Washington Square Garage Borrowers to direct the tenants to pay their rents directly to the lockbox account. All amounts in the lockbox account are required to be transferred on a daily basis to a cash management account controlled by the lender and applied to debt service and reserves.

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Penn Mutual Towers and Washington Square Garage Loan.

                                ESCROWS/RESERVES

            TYPE:                  INITIAL         MONTHLY
----------------------------------------------------------
Tax ..........................   $  379,927       $189,963
Insurance ....................   $  259,235       $ 25,367
TI/LC Reserve ................   $8,063,680(1)    $ 79,706(2)
Engineering Reserve ..........   $  794,250(3)    $      0
Debt Service Reserve .........   $  380,000(4)    $      0
CapEx Reserve ................   $        0       $ 14,361(5)

(1)  Consisting of (i) a $2,500,000 initial rollover deposit, (ii) $900,000 for concessions to certain tenants specified in the loan agreement, and (iii)
     $4,663,680 for the costs of tenant improvements required to be funded by the Penn Mutual Towers and Washington Square Garage Borrowers under the lease with Ace American Insurance Company (or for other costs required under such lease).

(2)  Monthly deposit is not required if the aggregate monthly rollover deposits equal or exceed $4,000,000.

(3)  The lender required a reserve to cover 125% of the immediate repairs recommended in the engineering review dated January 31, 2006.

(4)  To be used to pay any shortfall in amounts due to be paid by the Penn
     Mutual Towers and Washington Square Garage Borrowers under the cash collateral account agreement (including debt service, reserves and amounts due to the mezzanine lender) provided that such shortfall results from (i)
     the costs of free rent and other rent concessions provided to tenants under the leases during the calendar month immediately preceding the month in which the payment date occurs; or (ii) the cessation of rental payments under the lease with One Beacon Insurance Company upon its termination (but only to the extent of the lesser of $60,000 in the aggregate over all payment dates or the difference between such lost rents for such calendar month and any rents actually received for such calendar month under any replacement lease(s) for the space demised as of the date under the loan agreement under the lease with One Beacon Insurance Company).

(5)  The loan documents provide for an annual 2% increase in amounts required to be deposited into the CapEx Reserve. Monthly deposit is not required if the amount on deposit in the CapEx Reserve equals or exceeds $861,688.20.

CASHFLOW SWEEP. The loan documents require the lender to sweep all excess cash flow on the date that is one year prior to the lease expiration of the Ace
American Insurance Company lease, the Beneficial Savings Bank lease and/or the
Lippincott Williams & Wilkins lease, as applicable, if the applicable tenant has not renewed its lease under the same economic terms as the expiring lease.

MEZZANINE DEBT. Broadway Penn Mutual Office Mezz LP and Broadway Penn Mutual
Garage Mezz LP (collectively, the "Mezzanine Borrower"), the direct parents of the Penn Mutual Towers and Washington Square Garage Borrowers and of their respective general partners, have incurred mezzanine debt in the amount of
$14,100,000 secured by their ownership interest in the Penn Mutual Towers and
Washington Square Garage Borrowers. The mezzanine debt is scheduled to mature on
April 8, 2016. The mezzanine debt is held by a third party not affiliated with the related mortgage loan seller. Pursuant to the intercreditor agreement between the mezzanine lender under the Penn Mutual Tower and Washington Square
Garage Loan, the mezzanine lender is permitted to lend to the Mezzanine Borrower
(i) an additional $1,000,000 for any reason and (ii) an additional $1,500,000 to enable the Penn Mutual Towers and Washington Square Garage Borrowers to purchase air rights or otherwise preserve the views from the premises at such time that the owner of the parcel adjacent to the premises obtains the rights to develop on such parcel a building exceeding 13 stories and if necessary, at an earlier time.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       24

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

200 PAUL LOAN

                                [PHOTOS OMITTED]

                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                          San Francisco, CA
Property Type                                        Telecommunication/Warehouse
Size (Square Feet)                                                       527,680
Percentage Occupancy as of November 15, 2005                              91.30%
Year Built                                                                  1964
Year Renovated                                                              2001
Appraised Value                                                     $145,000,000
# of Tenants                                                                  16
Average Rent Per Square Foot                                              $28.07
Underwritten Occupancy                                                     92.5%
Underwritten Revenues                                                $17,229,452
Underwritten Total Expenses                                           $5,890,444
Underwritten Net Operating Income (NOI)                              $11,339,008
Underwritten Net Cash Flow (NCF)                                     $10,669,991

                        MORTGAGE LOAN INFORMATION

Mortgage Loan Seller                                                         CRF
Loan Group                                                                     1
Origination Date                                                 October 4, 2005
Cut-off Date Principal Balance                                       $81,000,000
Cut-off Date Loan Balance Per SF/Unit                                       $154
Percentage of Initial Mortgage Pool Balance                                 4.4%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            5.7400%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            24
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          300
Original Call Protection:                                  LO(60),Less of Def or
                                                                   GRTR of YM or
                                                                     1%(58),O(2)
Lockbox                                                                     Hard
Cut-off Date LTV Ratio                                                     55.9%
LTV Ratio at Maturity or ARD                                               46.1%
Underwritten DSCR on NOI(1)                                                1.86x
Underwritten DSCR on NCF(2)                                                1.75x

(1)  The Underwritten DSCR on NOI during the interest only period is 2.41x.

(2)  The Underwritten DSCR on NCF during the interest only period is 2.26x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       25

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       26

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "200 Paul Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a telecommunications facility (the "200 Paul Property") located in San Francisco, California. The 200
Paul Loan represents approximately 4.4% of the initial mortgage pool balance and approximately 5.1% of the initial loan group 1 balance.

The 200 Paul Loan was originated on October 4, 2005, and has a principal balance as of the cut-off date of $81,000,000. The 200 Paul Loan has a remaining term of
112 months and a scheduled maturity date of October 8, 2015. From and after
November 8, 2010, the 200 Paul Loan permits the borrower to prepay the 200 Paul
Loan in full, but not in part, along with a yield maintenance premium; provided, however, that the loan documents require the 200 Paul Borrower to defease the
200 Paul Loan with United States Treasury obligations or other non-callable government securities if the cost to the 200 Paul Borrower to defease the 200
Paul Loan would be less than the cost to prepay with yield maintenance.
Voluntary prepayment of the 200 Paul Loan is permitted on or after September 8,
2015 without penalty.

THE PROPERTY. The 200 Paul Loan is secured by the fee interest in a Class A telecommunications facility comprised of four buildings containing an aggregate of 527,680 rentable square feet and located in San Francisco, California.
Building F, which totals 353,720 square feet, was originally constructed in 1964 and was significantly renovated between 1999 and 2001. Building F is a cast in place reinforced concrete building possessing cast in place slabs and columns with shotcrete shearwalls as the Lateral Force Resisting System (LFRS).
Construction on Building D, which totals 96,311 square feet, was completed in late 2001 as an addition/expansion to Building F. Building D was designed specifically for telecommunication infrastructure. Similar to Building F,
Building D is also a cast in place reinforced concrete building possessing cast in place slabs and columns with shotcrete shearwalls as the Lateral Force
Resisting System (LFRS). Buildings D and F are interconnected and are dedicated to telecommunications and data center use. The buildings are used by multiple tenants including telecommunications carriers, web hosting companies, and internet companies. Some of the features of the 200 Paul Property include a
12.47 KV power feed from Pacific Gas and Electric Company with extensive riser capacity, with an electrical system that includes a generator yard that provides an uninterrupted power supply to the building), new mechanical and life-safety systems, seismic retrofit, excess HVAC capacity and distribution, riser and conduit capacity and numerous points of interconnectivity. Additionally, there are two other one-story warehouse buildings on the site, known as Buildings A and B. These buildings were constructed before 1950.

                              TENANT INFORMATION(1)

                                                                                                        BASE
                                                                        MOODY'S /    SQUARE    % OF     RENT       LEASE
               TENANT NAME                       PARENT COMPANY           S&P(2)      FEET      GLA      PSF    EXPIRATION
--------------------------------------------------------------------------------------------------------------------------

Qwest Communications Corp. .............   Qwest Communications Int'l   B2 / BB--    89,827    17.0%   $44.68    8/18/2015
Williams Communications LLC(4) .........               NAP                 NAP       84,680    16.0%   $14.22    7/18/2009
Xo Communications ......................   XO Holdings, Inc./Starfire      NAP       64,907    12.3     33.94     3/8/2015
                                                    Holdings
RCN telecom Services of Calif., Inc. ...         RCN Corporation         Ba3/NAP     57,111    10.8     24.48    8/14/2014
Openwave Systems, Inc. .................               NAP                 NAP       24,643     4.7     56.15    4/30/2008
--------------------------------------------------------------------------------------------------------------------------
TOTAL ..................................                                            320,968    60.8%   $28.03
==========================================================================================================================

                          LEASE ROLLOVER SCHEDULE(1,3)

                 NUMBER
                   OF      SQUARE     % OF                 % OF BASE   CUMULATIVE  CUMULATIVE %    CUMULATIVE   CUMULATIVE %
                 LEASES     FEET       GLA     BASE RENT      RENT    SQUARE FEET     OF GLA          BASE      OF BASE RENT
     YEAR       EXPIRING  EXPIRING  EXPIRING    EXPIRING    EXPIRING    EXPIRING     EXPIRING    RENT EXPIRING    EXPIRING
----------------------------------------------------------------------------------------------------------------------------

Vacant .......     NAP      45,678     8.7%        NAP         NAP       45,678         8.7%          NAP            NAP
MTM ..........       2       9,648     1.8    $   321,130      2.4%      55,326        10.5       $   321,130        2.4%
2006..........       0           0     0.0              0      0.0       55,326        10.5           321,130        2.4
2007..........       1         857     0.2         26,481      0.2       56,183        10.6           347,611        2.6
2008..........       5     100,716    19.1      2,096,214     15.5      156,899        29.7         2,443,825       18.1
2009..........       2     119,007    22.6      2,038,330     15.1      275,906        52.3         4,482,155       33.1
2010..........       0           0     0.0              0      0.0      275,906        52.3         4,482,155       33.1
2011 .........       0           0     0.0              0      0.0      275,906        52.3         4,482,155       33.1
2012..........       0           0     0.0              0      0.0      275,906        52.3         4,482,155       33.1
2013..........       0           0     0.0              0      0.0      275,906        52.3         4,482,155       33.1
2014..........       1      57,111    10.8      1,397,842     10.3      333,017        63.1         5,879,997       43.5
2015..........       3     164,462    31.2      6,770,866     50.0      497,479        94.3        12,650,863       93.5
Thereafter ...       2      30,201     5.7        878,789      6.5      527,680       100.0        13,529,652      100.0
----------------------------------------------------------------------------------------------------------------------------
TOTALS .......      16     527,680   100.0%   $13,529,652    100.0%     527,680       100.0%      $13,529,652      100.0%
============================================================================================================================

(1)  Based on information obtained from the 200 Paul Borrower's rent roll dated
     November 15, 2005.

(2)  Credit Ratings are of the parent company whether or not the parent guarantees the lease.

(3)  The numbers in this chart are based on the assumption that no tenant exercises an early termination option.

(4)  Tenant may terminate at any time after the 84th month if the Tenant is the subject of a merger or all, or substantially all, of the stock of Tenant is acquired by another person given at least a 9 month Termination Notice.
     Termination Fee shall be equal to 6 months base rent plus the unamortized value of 10% commissions paid by lessor.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       27

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

THE MARKET(4). The 200 Paul Property is located in the Bayview District of San
Francisco, along the Paul Street Corridor. This is an industrial district that was developed in the 1940's and 1950's. This neighborhood is bordered by the
Bayshore Freeway to the west, Interstate 280 to the north, Hunters Point and San
Francisco Bay to the east and San Mateo County to the south. The neighborhood is primarily industrial in nature, with residential uses located to the east and west. Third Street provides commercial exposure and retail uses dominate the thoroughfare. The Bayview District is approximately 90 percent built-up.

The 200 Paul Property is one of the primary telecommunication facilities in the
West and is the primary telecommunication facility in San Francisco. Competitive telecommunication facilities across the United States include: Mae West in San
Jose, CA (97% occupancy and negotiable rents ($50-$70 psf), 60 Hudson Street in
New York, NY (89% occupancy with recent leasing activity at $30 psf, modified gross), 111 8th Avenue in New York, NY (93% occupancy with negotiable rents
($35-$40 psf), One Wilshire in Los Angeles, CA (97% occupancy with negotiable rents ($30-$50 psf, modified gross), and Lakeside Technology in Chicago, IL (70%
occupancy with $15-$36 NNN rents). The tenant base for this asset category is considered to be consistent across the national marketplace.

San Francisco is considered to be the center of trade and finance for the West.
The area has a skilled labor force and a large concentration of leading colleges and universities. According to the appraiser, San Francisco's economic outlook is for continued modest improvement with its links to technology, international trade, and financial services as strong components of the growing economy.
Biotech is expected to expand in the near term, as firms such as Genentech expand their operations in south San Francisco.

Modest growth in worldwide telecommunications market was experienced in 2004 and continued through 2005. According to "The 2005 Telecommunications Industry
Review," published by The Insight research corporation, $750 billion flowed into the telecom industry during the tech bubble of the late 1990's, followed by several "brutal" years of poor economic conditions, layoffs, bankruptcies, and accounting scandals. The industry "turned the corner" in 2004 and the recovery is expected to continue, with growth projected for the near future.

A telecommunications facility whose use is shared by multiple telecommunications carriers is called a "carrier hotel". This hotel concept enables tenants to co-locate, or "peer", which provides for service security and routing efficiency. These buildings may also provide connectivity services and are desired locations for internet service providers, application service providers, equipment-based data centers, web hosting companies, and other bandwith-intensive e-commerce companies. Such companies value the secure, redundant broadband availability, peering arrangements, and multiple network accesses. The over-supply of existing telecommunications buildings in the United
States has nearly been eliminated over the past several years and there is currently very limited "improved" space with the requisite power and air conditioning for telecommunications uses available for lease in major US markets. The rents for this space remain below replacement cost.

Telecommunications tenants have different location and space requirements than traditional office tenants. The primary location requirement of telecom companies is close proximity to a backbone switch building network access point.
The 200 Paul Property is located directly adjacent to such a backbone.

THE BORROWER. The borrower, 200 Paul, LLC (the "200 Paul Borrower"), is a single purpose entity that is a Delaware limited liability company. The Borrower is
100% owned by 200 Paul Holding Company, LLC which is in turn 100% owned by
Digital Realty Trust, L.P. Digital Realty Trust, L.P. is owned by (i) Digital
Realty Trust, Inc. (with a 40.5% general partnership interest), (ii) Global
Innovation Partners, LLC (with a 44.8% limited partnership interest), (iii)
Digital Realty Trust, Inc. (with a 2.8% limited partnership interest) and (iv)
third party contributors (with a combined limited partnership interest of
11.9%).

Digital Realty Trust, Inc. (NYSE: DLR) ("DLR") is a fully integrated, self-administered REIT that owns, and manages office and research and development space that is geared primarily to technology oriented tenants in major markets throughout the United States. DLR acquires properties that contain mission critical application and/or operations for their tenants. DLR is structured as an umbrella partnership, or UPREIT, where substantially all of
DLR's business is conducted through its operating partnership, Digital Realty
Trust, L.P.

DLR went public in November 2004. Since that time, DLR has conducted subsequent offerings of common equity and perpetual preferred stock.

Global Innovation Partners, LLC is a private equity fund that was formed primarily with capital from California Pension Employees Retirement System and
CB Richard Ellis. There is also a limited amount of capital contributed from smaller individual investors.

PROPERTY MANAGEMENT. The property manager for the 200 Paul Property is CB
Richard Ellis, Inc. CB Richard Ellis, Inc. (or one of its affiliates) owns an indirect minority interest in the 200 Paul Borrower.

(4)  Certain information in this section was obtained from a third-party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       28

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

LOCKBOX. The 200 Paul Loan requires a hard lockbox and in-place cash management.
The loan documents require the 200 Paul Borrower to direct the tenants to pay their rent directly to the lockbox account. All amounts in the lockbox accounts are required to be transferred on a daily basis to a cash management account controlled by lender and applied to debt service and reserves.

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the 200 Paul Loan.

                                ESCROWS/RESERVES

                TYPE:                    INITIAL    MONTHLY
-----------------------------------------------------------

Tax .................................   $867,327   $123,904
Capital Expenditure Reserve .........   $ 55,469   $  8,784
Insurance ...........................   $532,630   $ 46,446

Cash Flow Sweep. If a "cash trap event" has occurred and is continuing, the 200
Paul Borrower is entitled to receive an amount sufficient to pay operating expenses pursuant to a lender-approved budget and extraordinary expenses approved by lender and any remaining amounts are to be deposited into a collateral reserve account. If a cash trap event is not then in effect, any excess amounts, after application of debt service and reserves, will be paid to the 200 Paul Borrower.

A "cash trap event" occurs during the occurrence and continuation of an event of default under the loan documents or if net operating income for the 200 Paul
Loan is below $8,150,000 for a twelve-month period and continues until net operating income exceeds $8,800,000 for a twelve-month period.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       29

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
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--------------------------------------------------------------------------------

CNL-CIRRUS MOB PORTFOLIO III LOAN

                                [PHOTOS OMITTED]

                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            5
Location (City/State)                                                    Various
Property Type                                     Medical Office/Surgical Center
Size (Square Feet)                                                       269,707
Percentage Occupancy as of February 28, 2006                               91.5%
Year Built                                                               Various
Year Renovated                                                               NAP
Appraisal Value                                                      $66,970,000
# of Tenants                                                                  40
Average Rent Per Square Foot                                              $22.32
Underwritten Occupancy                                                     91.5%
Underwritten Revenues                                                 $7,983,550
Underwritten Total Expenses                                           $3,164,405
Underwritten Net Operating Income (NOI)                               $4,819,145
Underwritten Net Cash Flow (NCF)                                      $4,339,015

                            MORTGAGE LOAN INFORMATION

Mortgage Loan Seller                                                         CRF
Loan Group                                                                     1
Origination Date                                                  March 31, 2006
Cut-off Date Principal Balance                                       $47,190,000
Cut-off Date Loan Balance Per SF/Unit                                       $175
Percentage of Initial Mortgage Pool Balance                                 2.6%
Number of Mortgage Loans                                                       1
Type of Security (fee/leasehold)                                             Fee
Mortgage Rate                                                            5.8100%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            60
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          360
Original Call Protection                                     LO(26),Def(90),O(4)
Lockbox                                                                     None
Cut-off Date LTV Ratio                                                     70.5%
LTV Ratio at Maturity or ARD                                               65.8%
Underwritten DSCR on NOI(1)                                                1.45x
Underwritten DSCR on NCF(2)                                                1.30x

(1) The Underwritten DSCR on NOI during the interest only period is 1.73x.

(2) The Underwritten DSCR on NCF during the interest only period is 1.56x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       30

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       31

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--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "CNL-Cirrus MOB Portfolio III Loan") is evidenced by a single promissory note secured by a first mortgage encumbering four medical office buildings and one surgical center (the "CNL-Cirrus MOB
Portfolio III Properties") located in Texas (four properties) and Oklahoma (one property). The CNL-Cirrus MOB Portfolio III Loan represents approximately 2.6%
of the initial mortgage pool balance and approximately 3.0% of the initial loan group 1 balance.

The CNL-Cirrus MOB Portfolio III Loan was originated on March 31, 2006, and has a principal balance as of the cut-off date of $47,190,000. The CNL-Cirrus MOB
Portfolio III Loan has a remaining term of 118 months and a scheduled maturity date of April 8, 2016. The CNL-Cirrus MOB Portfolio III Loan permits defeasance of the entire loan or partial defeasance (on a property-by-property basis) with
United States Treasury obligations or other non-callable government securities
(and in the case of a partial defeasance, in an amount equal to at least 110% of the allocated loan amount) beginning two years after the creation of the Series
2006-2 securitization trust. Voluntary prepayment of the CNL-Cirrus MOB
Portfolio III Loan is permitted on or after January 8, 2016 without penalty.

THE PROPERTIES. The CNL-Cirrus MOB Portfolio III Properties consists of four medical office properties and one surgical center with an aggregate 269,707 rentable square feet.

NORTH CENTRAL MEDICAL CENTER is a Class A five-story, 106,414 square feet, medical office building located at 9301 North Central Expressway in Dallas,
Texas. The W.B. Carrell Clinic is the largest tenant and operates an eight-operating room ambulatory surgery center, an imaging center, and a physical therapy program, occupying 51,518 square feet at the property. The lease expires September 30, 2015. One of the tenants, The Cirrus Group L.L.C., occupying 11,417 square feet at the property, is an affiliate of the CNL-Cirrus
MOB Portfolio III Borrower. The nearest hospitals to the property are (i)
Presbyterian Hospital of Dallas with 866 beds, approximately one mile to the northeast and (ii) Medical City Dallas Hospital, with 553 beds, approximately three miles to the north. The property is being developed in two phases. The above description describes phase I, which was built in 2005. The CNL-Cirrus MOB
Portfolio III Borrower owns the fee interest in phase II and benefits from the parking garage located on phase II, but derives no income from such property, which is ground leased to a third party for $1 dollar annually. The allocated loan amount for this property is $21,775,000.

THE MEDICAL CENTER AT CRAIG RANCH is a Class A three-story, 50,957 square feet, medical office building located at 8080 South Highway 121 in the southern part of McKinney, Texas. The McKinney Surgery Center, the largest tenant at the property, is a joint venture between Cirrus Health, L.P., an affiliate of the property manager and its medical operator, and 31 physician investors occupying approximately 14,080 square feet at the property. The property was built in
2005. The nearest hospitals to the property are (i) North Central Medical Center with 167 beds, approximately three miles to the northeast and (ii) Columbia
Medical Center, with 270 beds, approximately four miles to the southwest. The allocated loan amount for this property is $9,360,000.

DENTON REHABILITATION SPECIALTY HOSPITAL (the "Specialty Hospital") is a Class A
two-story 60-bed specialty surgical facility located between the North Texas
Hospital and the medical office building at 2809 Mayhill Road in Denton, Texas.
The property opened in February 2006 and is 100% triple net-leased to Denton
Rehabilitation Hosptial, LP, an operator of inpatient rehabilitation and behavioral health hospitals, under a lease that expires January 31, 2026. The
Specialty Hospital contains approximately 39,430 square feet. The bottom floor of the Specialty Hospital provides an inpatient rehabilitation program with 24 beds dedicated to inpatient physical medicine and rehabilitation services, including physical, occupational, and speech therapy. The Specialty Hospital is expected to benefit from discharges from the adjacent North Texas Hospital as well as admissions from physician tenants of the North Texas Professional
Building. The second floor of the Specialty Hospital features a 36-bed inpatient adult (24-bed) and geriatric (12-bed) psychiatric facility serving patients experiencing a range of mental health diagnoses requiring the care and treatment of an inpatient protective environment. The property was built in 2005. The nearest hospitals to the property are (i) Denton Regional Medical Center, with
184 beds, approximately one-half mile to the northwest and (ii) Denton Community
Hospital, with 245 beds, approximately six miles to the northwest. The allocated loan amount for this property is $7,800,000.

NORTH TEXAS PROFESSIONAL BUILDING is a Class A two-story, 42,136 square feet, medical office building, located on the North Texas campus in Denton, Texas. Two of the largest tenants at the property are Delphis LP, occupying 12,232 square feet at the property under a lease that expires June 30, 2012, and the Texas
Back Institute, highly regarded spine surgeons, occupying 11,222 square feet at the property under a lease that expires January 31, 2016. The tenants at the property represent a variety of medical specialties. The property was built in
2005. The nearest hospitals to the property are (i) Denton Regional Medical
Center, with 184 beds, approximately one-half mile to the northwest and (ii)
Denton Community Hospital, with 245 beds, approximately six miles to the northwest. The allocated loan amount for this property is $5,915,000.

THE HARVARD PHYSICIANS BUILDING is a Class B two-story, 30,780 square feet, ambulatory surgery center and medical office building located at 4415 South
Harvard Avenue in the central part of Tulsa, Oklahoma. The property is located in between the two largest hospitals in Tulsa, St. Francis Hospital to the south and St. John Medical Center to the north. The largest tenant at the property,
Brooks Healthcare, LLC (an affiliate of Tulsa Bone & Joint Associates ("TB&J")), occupies a 14,973 square foot surgery center on the first floor. TB&J, a local group of orthopedic surgeons with several offices in the Tulsa area, intends to vacate the property upon lease expiration in November 2006. Cirrus Health, L.P.
has been in discussions with area physicians to create a new joint venture to operate the surgery center at the property. The rent for the surgical center space is currently $15.76, only slightly above the market rate for medical office space ($14.50 psf). The property was built in 1980. The nearest hospitals to the Harvard Physicians Building are (i) Saint Francis Hospital, with 672 beds, approximately three miles to the southeast and (ii) Hillcrest Medical center, with 331 beds, approximately four miles to the northwest. The allocated loan amount for this property is $2,340,000.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       32

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--------------------------------------------------------------------------------

The following tables present certain information regarding the CNL-Cirrus MOB
Portfolio III Properties.

                              TENANT INFORMATION(1)

                                                          MOODY'S /   SQUARE      %       BASE        LEASE
TENANT NAME                              PARENT COMPANY     S&P(2)     FEET    OF GLA   RENT PSF   EXPIRATION
-------------------------------------------------------------------------------------------------------------

Denton Rehabilitation Hospital, L.P...         NAP           NAP      39,430    14.6%    $26.43     1/31/2026
W.B. Carrell Memorial Clinic .........         NAP           NAP      37,331    13.8      19.85     9/30/2015
North Central Surgical Center, LLP ...         NAP           NAP      23,072     8.6      29.79    11/30/2020
McKinney Surgery Center ..............         NAP           NAP      14,080     5.2      40.00     9/30/2020
W.B. Carrell Memorial Clinic
   (Imaging Center) ..................         NAP           NAP       7,496     2.8%    $35.00    10/31/2015

                              PORTFOLIO PROPERTIES

                                                                             % OF
                                                                             TOTAL
                                                                    SQUARE  SQUARE                                      APPRAISED
PROPERTY                                LOCATION       YEAR BUILT    FEET    FEET   OCCUPANCY      PRIMARY TENANT         VALUE
----------------------------------------------------------------------------------------------------------------------------------

North Central Medical ...........  9301 North Central     2005     106,414   39.5%    100.0%     WB Carrell Memorial   $30,350,000
                                       Expressway,                                                     Clinic
                                       Dallas, TX

Medical Center at Craig Ranch ...   8080 South State      2005      50,947   18.9      67.5       McKinney Surgery      12,420,000
                                      Highway 121,                                                     Center
                                      McKinney, TX

N. Texas Professional Building ..  2817 South Mayhill     2005      42,136   15.6      86.1          Delphis LP          8,930,000
                                    Road, Denton, TX

Denton Rehab Hospital ...........  2809 South Mayhill     2005      39,430   14.6     100.0     Denton Rehabilitation   11,970,000
                                    Road, Denton, TX                                                Hospital, LP

Harvard Physicians Building .....  4415 South Harvard     1980      30,780   11.4      98.2    Surgery Center (Brooks    3,300,000
                                     Ave, Tulsa, OK                                              Healthcare, LLC)(3)

TOTAL/WEIGHTED AVERAGE ..........                                  269,707    100%     91.5%                           $66,970,000

(1)  Based on information obtained from the CNL-Cirrus MOB Portfolio III
     Borrower's rent roll dated February 28, 2006.

(2)  Credit Ratings are of the parent company whether or not the parent guarantees the lease.

(3)  Brooks Healthcare, LLC will be vacating this space upon lease expiration
     (November 2006).

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       33

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--------------------------------------------------------------------------------

                          LEASE EXPIRATION TABLE(1, 2)

                   NUMBER    SQUARE     % OF                % OF BASE   CUMULATIVE  CUMULATIVE  CUMULATIVE  CUMULATIVE %
                 OF LEASES    FEET       GLA     BASE RENT     RENT    SQUARE FEET   % OF GLA    BASE RENT  OF BASE RENT
YEAR              EXPIRING  EXPIRING  EXPIRING   EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING     EXPIRING
------------------------------------------------------------------------------------------------------------------------

Vacant ........     NAP       22,984       8.5%     NAP         NAP       22,984        8.5%        NAP         NAP
MTM ...........       6        9,319       3.5  $  192,873      3.5%      32,303       12.0     $  192,873       3.5%
2006 ..........       2       16,551       6.1     257,467      4.7       48,854       18.1        450,340       8.2
2007 ..........       2        4,797       1.8      62,558      1.1       53,651       19.9        512,898       9.3
2008 ..........       2        3,283       1.2      43,523      0.8       56,934       21.1        556,421      10.1
2009 ..........       0            0       0.0          --      0.0       56,934       21.1        556,421      10.1
2010 ..........       3       14,987       5.6     275,946      5.0       71,921       26.7        832,367      15.1
2011 ..........       9       22,372       8.3     412,885      7.5       94,293       35.0      1,245,252      22.6
2012 ..........       4       21,492       8.0     373,938      6.8      115,785       42.9      1,619,190      29.4
2013 ..........       0            0       0.0          --      0.0      115,785       42.9      1,619,190      29.4
2014 ..........       1        8,669       3.2     156,042      2.8      124,454       46.1      1,775,232      32.2
2015 ..........       6       56,207      20.8   1,229,273     22.3      180,661       67.0      3,004,505      54.6
Thereafter ....       5       89,046      33.0   2,502,351     45.4      269,707      100.0      5,506,856     100.0
------------------------------------------------------------------------------------------------------------------------
TOTALS ........      40      269,707     100.0% $5,506,856    100.0%     269,707      100.0%    $5,506,856     100.0%
========================================================================================================================

(1)  Based on information obtained from the CNL-Cirrus MOB Portfolio III
     Borrower's rent roll dated February 28, 2006.

(2)  The numbers in this chart are based on the assumption that no tenant exercises an early termination option.

THE MARKETS(3).

DALLAS/FORT WORTH MSA. Four of the five CNL-Cirrus Portfolio MOB III Properties are located within the Dallas/Ft. Worth ("DFW") Metroplex market (Denton
Rehabilitation Hospital, North Texas Professional Building, North Central
Medical Center and The Medical Center at Craig Ranch). According to CoStar
Group, Inc., as of the first quarter of 2006, the average occupancies for Class
A and Class B offices were 83.1% and 79.7%, respectively. At the same time, the average asking rents for Class A and Class B office space were $20.69 per square foot and $16.70 per square foot, respectively. The medical office market is a small subset of the overall office market. According to CoStar Group, Inc., the
Dallas/Ft. Worth area has an overall occupancy rate of 85% for medical office properties. Lease rates for medical office building space on a triple net basis range from $16 per square foot to $22 per square foot. Surgical center lease space in medical office buildings has rental rates that exceed $36 per square foot on a triple net basis.

TULSA, OKLAHOMA MARKET. Harvard Physicians Building is located in central Tulsa,
Oklahoma approximately one mile north of Interstate Highway 44, which is the major east-west corridor through Tulsa. Tulsa is the second-largest city in
Oklahoma with a total population of approximately 385,182 residents, and approximately 930,842 residents in the greater metro area. Harvard Physicians
Building is located between the city's two major concentrations of medical services -- the area surrounding St. Francis to the south and surrounding St.
John to the north, each of which are two miles away. The area surrounding the
Harvard Physicians Building is largely residential. The area is surrounded by
IH-44 to the south and east, US Highway 64 to the north, and the Arkansas River to the west. The freeways provide access to Harvard Physicians Building from virtually all parts of the Tulsa area. Lease rates for medical office building space on a triple net basis range from $13 per square foot to $20 per square foot. The appraised medical office comparables averaged rental rates of $15.00 per square foot with an occupancy rate of 96.1%.

THE BORROWER. There are five individual borrowers, (collectively, the
"CNL-Cirrus MOB Portfolio III Borrower"), each of which is a single purpose entity that is a Delaware limited partnership. The sponsor is CNL Retirement
CRS1, LP ("CRS1"), which entity owns a 99% limited partnership interest in all of the borrowing entities and also indirectly owns the 1% general partner of each of the borrowing entities. CRS1 is indirectly 98.7% owned by CNL Retirement
Properties, Inc. ("CNL RP") and 1.3% owned by the Cirrus Group Corp. ("Cirrus").

The parent of CRS1, CNL Retirement Properties, Inc. ("CNL RP"), is a real estate investment trust that was organized in the State of Maryland on December 22,
1997. CNL RP is a subsidiary of CNL Financial Group, Inc. ("CNL"). CNL RP owns more than 4,700 commercial, industrial, hospitality, and retail properties across North America. Other ventures include banking, commercial finance, and property development. For the nine months ended September 30, 2005, CNL RP's reported shareholder equity and tangible equity increased 5% to $2.2 billion, total revenues increased 55% to $285.2 million and net income increased 21% to
$104.4 million.

(3)  Certain information in this section was obtained from a third-party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       34

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

As of September 30, 2005, CNL RP owned a portfolio of 259 properties located in
33 states that it valued at over $3.8 billion. Medical office buildings operating or under development totaled 16% of the $3.43 billion portfolio, accounting for 61 of the 247 properties not held for sale. In August of 2004,
CNL RP purchased 26 medical office buildings from DASCO Companies, LLC and acquired a 55% interest in that company.

Cirrus is a diversified medical office management and development company. Since
1996 Cirrus has developed over 40 projects. Cirrus' business model dictates that each property is developed to create a vertically integrated, interdependent set of tenants that complement each other's medical services. In addition, Cirrus syndicates ownership interests in the operating companies to interested physicians that allows the physicians to participate in the "facility-based"
reimbursement associated with the treatment of patients.

In a press release dated May 2, 2006, Health Care Property Investors, Inc.
("HCP") announced that it has reached an agreement to acquire CNL RP. According to the press release, the transaction has been unanimously approved by the board of directors of HCP and CNL RP and by a special committee of independent directors of the CRP Board of Directors. The transaction, subject to approval of
CNL's shareholders and other customary conditions, is expected to close in the third quarter of 2006 and is not subject to any financing conditions. HCP is also acquiring CNL Retirement Corp., the external advisor to CNL RP. Each transaction is conditioned on the consummation of the other. According to the press release, at the completion of the transaction HCP will own the nation's largest portfolio of independent and assisted living communities, healthcare facilities and medical office buildings. The collection will be comprised of nearly 800 properties in 44 states.

PROPERTY MANAGEMENT. The property manager for the CNL-Cirrus MOB Portfolio III
Properties, other than the North Central Medical Center, is The Cirrus Group LLC
("CG"). The property manager for the North Central Medical Center is Cirrus NCMP
Management LLC. Both property managers are affiliated with the CNL-Cirrus MOB
Portfolio III Borrower. CG currently manages approximately 2,077,399 million square feet of medical office space across 38 properties in Texas, Oklahoma,
Missouri, Ohio, Arizona and Nevada. Cirrus, the parent company of CG was founded in 1993.

LOCKBOX. The CNL-Cirrus MOB Portfolio III Loan does not require a lockbox.

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the CNL-Cirrus MOB Portfolio III Loan.

                                ESCROWS/RESERVES

TYPE:                            INITIAL         MONTHLY
----------------------------------------------------------
Tax Reserve ..............   $  431,887.00     $107,971.75
Holdback Reserve .........   $1,437,842.00(1)  $         0

(1)  To be released to the borrower upon receipt by lender of certain tenant estoppels (specified in the loan agreement) or if the debt service coverage ratio (as defined in the loan agreement), taking into account only those tenants that are in occupancy and paying full rent under their leases (with no tenant improvement allowance or free rent remaining) exceeds 1.25x.

RELEASE PROVISIONS. Individual CNL-Cirrus MOB Portfolio III Properties may be
released from the lien of the related mortgage upon defeasance by the CNL-Cirrus
MOB Portfolio III Borrower of a principal amount equal to the highest of the following amounts (a) 110% of the allocated loan amount for the released property; (b) 85% of the gross sales price for the released property, in the event the property is being sold to a unaffiliated third party; and (c) such other amount, that after giving effect to the release, would result in a minimum debt service coverage ratio of 1.30x.

SUBSTITUTION. The mortgage loan documents permit, from and after April 1, 2007, the CNL-Cirrus MOB Portfolio III Borrower to substitute an individual mortgaged property with a medical office or healthcare property (either a fee simple or a leasehold interest) upon satisfaction of certain conditions set forth under the related loan documents, including that (a) the then-current value of the proposed substitute property is at least equal to the greater of the initial appraised value of the property being replaced and the market value of the property being replaced immediately prior to the substitution, provided, however, in all events the ratio of the (y) outstanding principal indebtedness to (z) such market value of the proposed substitute property will be less than
100%, (b) after giving effect to the proposed property substitution, the debt service coverage ratio for the aggregate of all individual properties will be no less than the greater of 1.31x and the debt service coverage ratio immediately prior to the property substitution, provided that in no event will a debt service coverage ratio greater than 1.75x be required, (c) after giving effect to the proposed property substitution, the aggregate amount of rent payable under the leases at all the individual properties for traditional medical office use (as opposed to surgical use) will not be less than 50% of all rents payable under the leases at all the individual properties, and (d) the rating agencies will have provided a written confirmation that the proposed substitution will not result in a qualification, downgrade, or withdrawal of the ratings of any of the certificates.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       35

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

BLAIRSTONE OFFICE BUILDING LOAN

                                [PHOTOS OMITTED]

                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                            Tallahassee, FL
Property Type                                                             Office
Size (Square Feet)                                                       263,163
Percentage Occupancy as of April 1, 2006                                  100.0%
Year Built                                                                  1990
Year Renovated                                                               NAP
Appraisal Value                                                      $45,500,000
# of Tenants                                                                   1
Average Rent Per Square Foot                                              $18.06
Underwritten Occupancy                                                     97.0%
Underwritten Revenues                                                  4,759,586
Underwritten Total Expenses                                            1,187,728
Underwritten Net Operating Income (NOI)                                3,571,858
Underwritten Net Cash Flow (NCF)                                       3,258,940

                            MORTGAGE LOAN INFORMATION

Mortgage Loan Seller                                                         CRF
Loan Group                                                                     1
Origination Date                                                  April 11, 2006
Cut-off Date Principal Balance                                       $35,701,000
Cut-off Date Loan Balance Per SF/Unit                                      $ 136
Percentage of Initial Mortgage Pool Balance                                 1.9%
Number of Mortgage Loans                                                       1
Type of Security (fee/leasehold)                                             Fee
Mortgage Rate                                                            6.5200%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            36
Original Term to Maturity/ARD (Months)                                        84
Original Amortization Term (Months)                                          360
Original Call Protection:                                    LO(25),Def(55),O(4)
Lockbox                                                                     Hard
Cut-off Date LTV Ratio                                                     78.5%
LTV Ratio at Maturity or ARD                                               74.9%
Underwritten DSCR on NOI(1)                                                1.32x
Underwritten DSCR on NCF(2)                                                1.20x

(1)  The Underwritten DSCR on NOI during the interest only period is 1.51x.

(2)  The Underwritten DSCR on NCF during the interest only period is 1.38x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       36

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       37

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Blairstone Office Building Loan") is evidenced by a single promissory note secured by a first mortgage encumbering an office building (the "Blairstone Office Building Property") and rights under a space lease, each located in Tallahassee, Florida. The Blairstone Office Building Loan
represents approximately 1.9% of the initial mortgage pool balance and approximately 2.3% of the initial loan group 1 balance.

The Blairstone Office Building Loan was originated on April 11, 2006, and has a principal balance as of the cut-off date of $35,701,000. The Blairstone Office
Building Loan has a remaining term of 83 months and a scheduled maturity date of
May 8, 2013. The Blairstone Office Building Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the Series
2006-2 securitization trust. Voluntary prepayment of the Blairstone Office
Building Loan is permitted on or after February 8, 2013 without penalty.

THE PROPERTY. The Blairstone Office Building Loan is secured by the fee interest in a 263,163 square foot Class A office building located at 2601 Blairstone
Road, Tallahassee, Florida, approximately 2 miles south east of downtown
Tallahassee and by a space lease at a portion of an office building located at
2700 Blairstone Road, Tallahassee, Florida (described below under "The Space
Lease"). The Blairstone Office Building Property (excluding the space lease portion) was built in phases as a "build to suit" for the State of Florida
Department of Corrections ("FDOC"), the sole tenant at the Blairstone Office
Building Property. The Blairstone Office Building Property is comprised of one building with three wings, with the center of the Blairstone Office Property having six stories and each of the wings having five stories. The second floor contains a highly secure, approximately 4,700 square foot data center. The data center has raised floors and a controlled temperature environment. It is reported that the FDOC spent approximately $1,700,000 to complete the data center in 1998. The Blairstone Office Building Property sits on the east side of
Blairstone Road, which runs into Apalachee Parkway, a major east/west arterial.
The office building is connected to a five level garage structure, which is part of the collateral, via a covered bridge walk. The Blairstone Office Building
Property has 833 parking spaces (3.18 parking spaces per 1,000 square feet)
comprised of covered parking in a garage at the rear of the building, limited covered parking in the south side of the building and open parking spaces in front of the building. The Blairstone Office Building Property sits on 6.4 acres and was constructed with steel frame construction, synthetic stucco and double paned glass windows.

THE SPACE LEASE. A small portion of the collateral (approximately 9,639 square feet representing about 0.3% of underwritten net cash flow) consists of a space lease in an office building located at 2700 Blairstone Road, Tallahassee,
Florida. The Blairstone Office Building Borrower is a tenant under the space lease, which expires on December 31, 2014. The FDOC subleases this space from the Blairstone Office Building Borrower.

The following tables present certain information regarding the Blairstone Office
Building Loan Property.

                               TENANT INFORMATION(1)

                                                  SQUARE              BASE RENT       LEASE
TENANT NAME       PARENT COMPANY   MOODY'S/S&P     FEET    % OF GLA      PSF        EXPIRATION
-----------------------------------------------------------------------------------------------

FDOC ..........        NAP           Aa1/AAA     263,163    100.0%      $18.06    12/31/2009(2)
-----------------------------------------------------------------------------------------------
TOTAL .........                                  263,163    100.0%      $18.06
===============================================================================================

(1)  Based on information obtained from the Blairstone Office Building
     Borrower's rent roll dated April 1, 2006.

(2)  The tenant has the right to terminate the lease (i) upon six months notice to the borrower if space becomes available in a state owned building or
     (ii) if funds are not appropriated for this entity.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       38

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

                         LEASE ROLLOVER SCHEDULE(1) (2)

             NUMBER OF                                         % OF BASE    CUMULATIVE   CUMULATIVE   CUMULATIVE   CUMULATIVE %
               LEASES    SQUARE FEET   % OF GLA    BASE RENT      RENT     SQUARE FEET    % OF GLA     BASE RENT   OF BASE RENT
    YEAR      EXPIRING     EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING      EXPIRING
-------------------------------------------------------------------------------------------------------------------------------

  Vacant        NAP              0        0.0%        NAP          NAP             0         0.0%         NAP           NAP
    MTM          0               0        0.0     $       --       0.0%            0         0.0      $       --        0.0%
   2006          0               0        0.0             --       0.0             0         0.0              --        0.0
   2007          0               0        0.0             --       0.0             0         0.0              --        0.0
   2008          0               0        0.0             --       0.0             0         0.0              --        0.0
   2009          1         263,163      100.0      4,753,429     100.0       263,163       100.0       4,753,429      100.0
   2010          0               0        0.0             --       0.0       263,163       100.0       4,753,429      100.0
   2011          0               0        0.0             --       0.0       263,163       100.0       4,753,429      100.0
   2012          0               0        0.0             --       0.0       263,163       100.0       4,753,429      100.0
   2013          0               0        0.0             --       0.0       263,163       100.0       4,753,429      100.0
   2014          0               0        0.0             --       0.0       263,163       100.0       4,753,429      100.0
   2015          0               0        0.0             --       0.0       263,163       100.0       4,753,429      100.0
Thereafter       0              --        0.0             --       0.0       263,163       100.0       4,753,429      100.0
-------------------------------------------------------------------------------------------------------------------------------
  TOTALS         1         263,163      100.0%    $4,753,429     100.0%      263,163       100.0%     $4,753,429      100.0%
===============================================================================================================================

(1)  Based on information obtained from the Blairstone Office Building
     Borrower's rent roll dated April 1, 2006.

(2)  The numbers in this chart are based on the assumption that no tenant exercises an early termination option.

THE MARKET(3). The Blairstone Office Building Property is located in the
Tallahassee metropolitan statistical area ("MSA"). The Tallahassee MSA, as of
2000, had a population of 284,537 while the city of Tallahassee had a population of 150,638. According to Coldwell Banker's report, as of the first quarter of
2005, the Tallahassee MSA, contained a total office inventory of approximately
6,610,000 square feet of private sector office inventory in four submarkets.
Another 4,500,000 square feet is contained within state-owned properties. The private sector office market has a vacancy estimate of 9.68% with rents ranging from $12.00 to $25.00 per square foot on a full service gross basis. The
Blairstone Office Building Property is located in the Southeast submarket (which contains approximately 43.6% of the inventory in the Tallahassee MSA). Total office inventory in the submarket is approximately 2,905,000 square feet of private sector office inventory. The private sector office market has an 8.61%
vacancy estimate, as of the first quarter of 2005, with rents ranging from
$12.00 to $18.50 per square foot on a full service gross basis.

THE BORROWER. The borrower, Blairstone Delaware, LLC (the "Blairstone Office
Building Borrower"), is a single purpose entity that is a Delaware limited liability company. The Blairstone Office Building Borrower is indirectly owned by Shimon Kabili, (with a 51.5% membership interest), Chip Dicks (with 16%
membership interest) and Blair I, LLC (a limited liability company with 26%
membership interest). Blair I, LLC is owned by Robert Tema (with a 64%
membership interest), and Shimon Kabili (with a 36% membership interest). Shimon
Kabili, the sponsor, has been an active real estate investor since 1991. Shimon
Kabili founded Kabili Investments in 1994.

PROPERTY MANAGEMENT. The property manager for the Blairstone Office Building
Property is Advantis Real Estate Services Company, an entity not affiliated with the Blairstone Office Building Borrower. Advantis Real Estate Services Company
is a real estate service firm with services such as property management, corporate real estate services, tenant and landlord representation, investment sales, construction, and strategic consulting. The company has more than 500 real estate professionals in markets from Washington, D.C. to south Florida, and an average annual transaction volume of $1.4 billion.

LOCKBOX. The mortgage loan requires a hard lockbox and springing cash management. The loan documents require the Blairstone Office Building Borrower to direct the tenant to pay its rent directly to the lockbox account. Prior to a
Cash Management Period, all rents are swept to an account designated by the
Blairstone Office Building Borrower. Following the occurrence of a Cash
Management Period, all rents are swept into an account designated by the lender.

A "Cash Management Period" means any period commencing upon (a) the occurrence of an event of default under the loan documents; (b) the debt service coverage ratio as of the last day of any calendar quarter being less than 1.10x (c) the receipt by the Blairstone Office Building Borrower of notice from the FDOC that it will be terminating or not renewing its leases with the Blairstone Office
Building Borrower (the "FDOC Lease"); or (d) the payment date in April, 2007, if the conditions to extend the FDOC Lease in accordance with the loan documents have not been satisfied prior to such date.

-----------------
(3)  Certain information in this section was obtained from a third-party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       39

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Blairstone Office Building Loan.

                                ESCROWS/RESERVES

TYPE:                                                INITIAL    MONTHLY
-----------------------------------------------------------------------
Taxes ..........................................   $  371,420   $53,060
Capital Expenditure Reserve ....................   $        0   $ 4,225(1)
Additional Capital Expenditure Reserve .........   $        0   $ 5,775(2)
TI/LC Reserve ..................................   $   35,000   $21,761
Insurance ......................................   $   27,263   $ 5,453
Other(3) .......................................   $4,500,000   $     0

(1)  The loan documents provide for an annual 2% increase in amounts required to be deposited into the CapEx Reserve.

(2)  This amount represents the balance of the $10,000 monthly deposit required to be deposited by the Blairstone Office Building Borrower under FDOC
     Lease.

(3)  On the Blairstone Office Building Loan origination date, the Blairstone
     Office Building Borrower deposited $4,500,000 in a reserve account as additional collateral for the Blairstone Office Building Loan. Such funds are to be released to the Blairstone Office Building Borrower, provided no event of default then exists under the loan documents, at such time as the
     FDOC Lease has been extended in accordance with the loan documents and the debt service coverage ratio at the time of such extension is not less than
     1.20x.

CASHFLOW SWEEP. The loan documents require the lender to sweep all excess cash flow if: (i) an event of default occurs or (ii) the debt service coverage ratio, as of the last day of any calendar quarter, is less than 1.10x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       40

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

BTR CAPITAL PORTFOLIO LOAN

                                [PHOTOS OMITTED]

                              PROPERTY INFORMATION
Number of Mortgaged Real Properties                                            7
Location (City/State)                                                    Various
Property Type                                                            Various
Size (Square Feet)                                                     1,871,624
Percentage Occupancy as of April 5, 2006(1)                                80.7%
Year Built                                                               Various
Year Renovated                                                           Various
Appraisal Value                                                      $43,050,000
# of Tenants                                                                  32
Average Rent Per Square Foot                                               $6.14
Underwritten Occupancy                                                     62.3%
Underwritten Revenues                                                 $4,498,673
Underwritten Total Expenses                                           $1,477,680
Underwritten Net Operating Income (NOI)                               $3,020,993
Underwritten Net Cash Flow (NCF)                                      $2,734,902

                            MORTGAGE LOAN INFORMATION
Mortgage Loan Seller                                                         CRF
Loan Group                                                                     1
Origination Date                                               February 14, 2006
Cut-off Date Principal Balance                                       $31,000,000
Cut-off Date Loan Balance Per SF/Unit                                        $17
Percentage of Initial Mortgage Pool Balance                                 1.7%
Number of Mortgage Loans                                                       1
Type of Security (fee/leasehold)                                             Fee
Mortgage Rate                                                            6.2400%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                             6
Original Term to Maturity/ARD (Months)                                        60
Original Amortization Term (Months)                                          360
Original Call Protection:                                  LO(27), Def(29), O(4)
Lockbox                                                                     Hard
Cut-off Date LTV Ratio                                                     72.0%
LTV Ratio at Maturity or ARD                                               68.1%
Underwritten DSCR on NOI(2)                                                1.32x
Underwritten DSCR on NCF(3)                                                1.20x

(1)  Excludes the 925 Todds Lane property.

(2)  The Underwritten DSCR on NOI during the interest only period is 1.54x.

(3)  The Underwritten DSCR on NCF during the interest only period is 1.39x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       41

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--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       42

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--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "BTR Capital Portfolio Loan") is evidenced by a single promissory note secured by a first mortgage encumbering four industrial properties, one retail property, one office property and the fee interest in land (collectively, the "BTR Capital Portfolio Properties") located in and around Baltimore, Maryland. The BTR Capital Portfolio Loan represents approximately 1.7% of the initial mortgage pool balance and approximately 2.0%
of the initial loan group 1 balance.

The BTR Capital Portfolio Loan was originated on February 14, 2006, and has a principal balance as of the cut-off date of $31,000,000. The BTR Capital
Portfolio Loan has a remaining term of 57 months and a scheduled maturity date of March 8, 2011. The BTR Capital Portfolio Loan permits defeasance of the entire loan or partial defeasance (on a property-by-property basis) with United
States Treasury obligations or other non-callable government securities (and in the case of a partial defeasance, in an amount equal to at least 115% of the allocated loan amount) beginning two years after the creation of the Series
2006-2 securitization trust. Voluntary prepayment of the BTR Capital Portfolio
Loan is permitted on or after December 8, 2010 without penalty.

THE PROPERTIES. The BTR Capital Portfolio Properties consists of four industrial properties, one retail property, one office property and the fee interest in land with an aggregate 782,624 rentable square feet (excluding the land), all located in the Baltimore metropolitan statistical area ("MSA").

INDUSTRIAL PROPERTIES.

1332 LONDONTOWN ROAD is a 388,168 square foot mixed use property that is predominantly an industrial property. The property is 79.1% warehouse/industrial
(by square feet) and 20.9% office (by square feet). It is comprised of two primary buildings located in Eldersburg, Maryland, approximately 30 miles northwest of downtown Baltimore. The property was built in phases from 1975 to
1980 on approximately 37.73 acres (2 parcels). The main and original building,
307,168 square feet, was primarily constructed with concrete block, and consists of a two story office building connected to a multi-tenant warehouse facility.
The secondary building, 81,000 square feet single story structure, was constructed with concrete block. The two buildings are connected by an overhead service bridge. The property has clear heights for the industrial portions of the property at 24 feet 34 dock high doors (1.14 per 10,000 square feet of warehouse space), adequate truck court depth, and parking for 383 cars (1.00 spaces per 1,000 square feet). There are highways in close proximity to the property, with Maryland Highway 32 less than approximately 0.25 miles from the property and I-70 approximately 5 miles south of the property. The allocated loan amount for this property is $10,180,000.

8200 FISCHER ROAD is a 132,442 square foot industrial property with approximately 4% office space comprised of two buildings located in Dundalk,
Maryland, approximately 12.5 miles southeast of downtown Baltimore. The property was built in 1963 on approximately 20.9 acres. The main building, approximately
107,500 square feet, and the secondary building, approximately 24,942 square feet, were each constructed with concrete block and metal siding. The property has clear heights ranging from 15-35 feet (with 80% of the property having a 20 foot clear height, 10% having a 35 foot clear height and 10% having a 15 foot clear height), 9 dock high doors (0.68 per 10,000 square feet), 3 drive-in doors, adequate truck court depth, and parking for 100 cars (0.76 spaces per
1,000 square feet). Highway I-695 is less than 0.5 miles from the property with
I-95 and I-895 located approximately 5 miles north of the property. In addition,
Baltimore Washington International Airport is located 20 miles south of the property and Martin State Airport is located 10 miles north of the property.
Land use in the property's neighborhood is predominantly heavy industrial and occupied by tenants that benefit from proximity and access to the surrounding ports and deep water access. While the improvements generally lack modern amenities due to their age, the immediate area has a 5% vacancy rate. The allocated loan amount for this property is $3,825,000.

6300 ERDMAN AVENUE is a 125,610 square foot industrial property with approximately 2% office space comprised of one building with two distinct sections, constructed with natural brick and metal siding, located in Baltimore,
Maryland, approximately 4.25 miles northeast of downtown Baltimore. The property sits on 4.8 acres. The property was built in 1941 and renovated in 1987. More than 72% of the property has 30 foot clear heights. The property also has 12 dock high doors (1.63 per 10,000 square feet), 2 drive-in doors, adequate truck court depth and parking. Interstate I-95 and the Pulaski Highway are each less than 1 mile from the property. While the improvements generally lack modern amenities due to their age, the immediate area has a 5.3% vacancy rate. The allocated loan amount for this property is $2,355,000.

6301 EASTERN AVENUE is a 57,000 square foot industrial property with approximately 10% office space comprised in 1 three story building attached to a single story building located in Baltimore, Maryland, approximately 8 miles east of downtown Baltimore. The property was built in phases from 1916 to 1994 on approximately 2.257 acres. The original 3 story building was constructed with brick and the single story additions have metal sidings. The industrial portion of the property, utilized for light assembly, has clear heights ranging from approximately 16 to 26 feet, 4 dock high doors (0.70 per 10,000 square feet), 1 drive-in door, adequate truck court depth, and parking for 23 cars (0.40 spaces per 1,000 square feet). Interstate I-95 is less than 1 mile and highway 150 is less than 0.1 mile from the property. While the improvements generally lack modern amenities due to their age, the immediate area has a 5.3% vacancy rate.
The allocated loan amount for this property is $2,210,000.

RETAIL PROPERTY.

ARUNDEL VILLAGE PLAZA is a 54,414 square foot neighborhood retail shopping center situated on 6.8 acres on Ritchie Highway (Maryland Route 2) in Brooklyn
Park, Maryland. Ritchie Highway is a dense heavily trafficked commercial corridor, and is the major retail highway in a predominately residential neighborhood. Brooklyn Park is a suburb of Baltimore and the city limits are approximately a mile north and east of the property. The

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       43

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--------------------------------------------------------------------------------

neighborhood is mature and the overall market vacancy is 4.5%. The property includes 17 tenant spaces in six buildings, including four pad buildings and 13 in-line spaces. The in-line spaces range in size from 1,300 to 9,428 square feet, with an average of 3,200 square feet. The property was built in 1985. The allocated loan amount for this property is $5,185,000.

OFFICE/FLEX PROPERTY.

7205 RUTHERFORD ROAD is a 24,990 square foot, single story, Class B office /
flex building, 100% leased by National Center on Institutions and Alternatives,
Inc. ("NCIA") for use as a school, with a gymnasium and cafeteria occupying 20%
and 7% of the space, respectively. NCIA spent approximately $500,000 building out the space. The property is located in Windsor Mill, Maryland, approximately
7.5 miles northwest of downtown Baltimore, in the Rutherford Business Park.
Rutherford Business Park contains a mix of industrial and office properties, and is approximately 95% occupied. The main administrative building for NCIA is located in a separate office building within the park. Highway I-695 is within a few minutes drive, approximately 0.5 miles away from the property. The property was built in 1999 on approximately 2.08 acres. The improvement has a 22 foot ceiling height and is constructed of masonry and steel frame with a masonry exterior with brick facade. The entire building is climate controlled with tinted double pane windows. The property has 9 to 22 foot ceiling heights, a single loading dock and lined parking for 57 vehicles. Additional parking is available at the rear of the property along a wide truck court (sufficient to support 3.0 per 1,000 square feet). Each room includes a telephone and security system. Surveillance cameras are installed throughout the building. The allocated loan amount for this property is $4,080,000.

LAND.

925 TODDS LANE is a 50 acre site, with a total of 25 acres (1,089,000 square feet) of usable industrial land. The tenant owns the improvements at the property. Fifteen acres of land on the western portion of the site are leased to
Resun Leasing Corporation ("Resun") and used to store modular trailers. The portion leased to Resun is improved with a 36,000 square foot shed, without walls, used to shelter trailers from the elements. The other ten acres are currently vacant land that is unimproved. The property is located in Rosedale,
Maryland, approximately 7 miles northeast of downtown Baltimore, and 5 miles northeast of the port of Baltimore. The Pulaski Highway (Maryland 40) is just north of the property, and nearby access is also available to Maryland 7 and
Interstates 95 and 695. The property is in close proximity to the Port of
Baltimore, a US automobile and break-bulk port, with over 5,000 private haulers and contract carriers. The allocated loan amount for this property is
$3,165,000.

                              TENANT INFORMATION(1)

TENANT NAME                             PARENT COMPANY    MOODY'S / S&P
--------------------------------------------------------------------------------

National Center on Institutions and
   Alternatives ...................          NAP               NAP
DalTile ...........................          NAP               NAP
Sauder(2) .........................   Sauder Industries        NAP
Resun Leasing Corporation .........          NAP               NAP
Kings Metal .......................          NAP               NAP

TENANT NAME                           SQUARE FEET   % OF GLA(3)   BASE RENT PSF   LEASE EXPIRATION
--------------------------------------------------------------------------------------------------

National Center on Institutions and
   Alternatives ...................      24,990         1.3%          $51.78          8/31/2014
DalTile ...........................      94,000         5.0             4.05          7/31/2010
Sauder(2) .........................      81,000         4.3             3.51           12/31/13
Resun Leasing Corporation .........     653,400        34.9             0.42          6/30/2014
Kings Metal .......................      57,000         3.0%          $ 3.90          1/31/2012

(1)  Based on information obtained from the BTR Capital Portfolio Borrower's rent roll dated April 5, 2006.

(2)  Tenant has one time termination right effective September 30, 2008 with a written notice no less than 180 days before the effective date.

(3)  GLA based on total of 1,871,624 square feet including 925 Todds Lane property.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       44

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--------------------------------------------------------------------------------

                              PORTFOLIO PROPERTIES
                                                                            % OF
                                                        YEAR                TOTAL
                                                       BUILT/     SQUARE   SQUARE                                         APPRAISED
 PROPERTY                         LOCATION           RENOVATED     FEET     FEET   OCCUPANCY        PRIMARY TENANT          VALUE
------------------------------------------------------------------------------------------------------------------------------------

925 Todds Lane.........        925 Todds Lane,        NAP/NAP   1,089,000   58.2%   60.0%     Resun Leasing Corporation  $ 5,300,000
                                Rosedale, MD
6300 Erdman Avenue.....      6300 Erdman Avenue,     1941/1987    125,610    6.7   100.0           Goetzes Candy(1)        2,850,000
                                Baltimore, MD
London Fog.............     1332 Londontown Road,    1975/1998    388,168   20.7    58.7               DalTile            16,800,000
                                Eldersburg, MD
6301 Eastern Avenue....     6301 Eastern Avenue,      1916/NAP     57,000    3.0   100.0            Kings Metals(2)        2,600,000
                                Baltimore, MD
Arundel Village Plaza..  5501-5517 Ritchie Highway,   1985/NAP     54,414    2.9   100.0        Christian Bible Church     6,000,000
                              Brooklyn Park, MD
8200 Fischer Road......      8200 Fischer Road,       1963/NAP    132,442    7.1   100.0               Valspar             4,700,000
                                 Dundalk, MD
7205 Rutherford Road...     7205 Rutherford Road,     1999/NAP     24,990    1.3   100.0                 NCIA(7)           4,800,000
                              Windsor Mill, MD
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE                                 NAP     1,871,624    100%   80.7%(6)                             $43,050,000
====================================================================================================================================

                             ROLLOVER SCHEDULE(3,4)

              NUMBER    SQUARE     % OF                  % OF BASE   CUMULATIVE  CUMULATIVE  CUMULATIVE  CUMULATIVE %
            OF LEASES    FEET       GLA     BASE RENT       RENT    SQUARE FEET   % OF GLA    BASE RENT  OF BASE RENT
   YEAR      EXPIRING  EXPIRING  EXPIRING   EXPIRING     EXPIRING    EXPIRING     EXPIRING    EXPIRING     EXPIRING
---------------------------------------------------------------------------------------------------------------------

  Vacant       NAP      150,958     19.3%      NAP          NAP       150,958        19.3%          NAP        NAP
   MTM          2        10,828      1.4   $   39,000        1.0%     161,786        20.7    $   39,000        1.0%
   2006         2        54,200      6.9      195,924        5.0      215,986        27.6       234,924        6.1
   2007         1         2,800      0.4       26,224        0.7      218,786        28.0       261,148        6.7
   2008         2         6,797      0.9       57,961        1.5      225,583        28.8       319,109        8.2
   2009         6       138,342     17.7      524,065       13.5      363,925        46.5       843,174       21.7
   2010         5       127,446     16.3      559,998       14.4      491,371        62.8     1,403,172       36.2
   2011         1        53,000      6.8      180,000        4.6      544,371        69.6     1,583,172       40.8
   2012         2        58,995      7.5      263,858        6.8      603,366        77.1     1,847,030       47.6
   2013         3       108,220     13.8      448,213       11.6      711,586        90.9     2,295,243       59.2
   2014         4        65,390      8.4    1,495,300(8)    38.5      776,976        99.3     3,790,543       97.7
   2015         0             0      0.0           --        0.0      776,976        99.3     3,790,543       97.7
Thereafter      4         5,648      0.7       89,708        2.3      782,624       100.0     3,880,251      100.0
---------------------------------------------------------------------------------------------------------------------
  TOTALS       32       782,624    100.0%  $3,880,251      100.0%     782,624       100.0%   $3,880,251      100.0%
=====================================================================================================================

THE MARKET(5)

The Baltimore MSA as of 2005 had a population estimated at 2.6 million with a projected growth of 3.39% through 2010. The primary industries in the area are trade & transport, education & health services, and government, representing
19%, 17% and 17%, respectively. The unemployment rate for the Baltimore MSA improved from 4.7% to 4.4% in the fourth quarter of 2005. While this rate is still higher than average rate for Maryland at 4.1%, it is lower than the national average at 4.9%. The City of Baltimore has the highest unemployment rate in the Baltimore MSA at 7.3%.

The Port of Baltimore, as the closest Atlantic port to America's Mid-West markets, is an overnight drive for two thirds of the nation's population. The
Port of Baltimore is connected to major markets by major highway arteries with all general cargo terminals within 2.5 miles of major interstate highways.

(1)  The Goetzes Candy lease expires December 2006. This tenant occupies approximately 42% of the NRA at the 6300 Erdman Avenue property.

(2)  Kings Metals is the sole tenant at the 6301 Eastern Avenue property.

(3)  Based on information obtained from the BTR Capital Portfolio Borrower's rent roll.

(4)  The numbers in this chart are based on the assumption that no tenant exercises an early termination option.

(5)  Certain information in this section was obtained from a third-party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

(6)  Excludes the 925 Todds Lane property.

(7)  National Center on Institutions and Alternatives, Inc. is the sole tenant at 7205 Rutherfield Road

(8)  This figure does not include the lease with Resun Leasing Inc., the tenant at the 925 Todds Lane property, which also expires in 2014.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       45

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Industrial

According to CBRE, as of the fourth quarter of 2005, the overall industrial market, which includes flex space, had a total inventory of 153,560,000 square feet, vacancy of 10.42% and positive net absorption of 3,554,000 square feet for
2005. The Baltimore MSA industrial market is composed of eight submarkets.
Industrial warehouse inventory represents 77.18% of the overall industrial market while flex represents 22.8%. Average rent for industrial warehouse space is $4.92 on a triple net basis, and average rent for flex space is $9.64 on a triple net basis. Vacancy was 10.04% and 10.67% for warehouse and flex space, respectively. Positive net absorption for 2005 was 2,679,000 square feet and
874,638 square feet for warehouse and flex space, respectively. According to
CoStar Group, Inc., the industrial market has steadily improved since 2002 when the vacancy rate for warehouse space was 13.2%. With warehouse segment absorptions of 3,500,000 square feet in 2003, 468,000 square feet in 2004 and
2,013,000 square feet in 2005, warehouse vacancy has dropped to a current 11.8%
according to CoStar Group, Inc. Warehouse rents have also had a positive trend, increasing from $4.32 industrial gross in 2003 to $4.82 industrial gross as of the fourth quarter of 2005.

Two properties, 6301 Eastern Avenue and 6300 Erdman Avenue, are located in the
Baltimore City submarket, one of eight submarkets that comprise the Baltimore
MSA. The Baltimore City industrial warehouse submarket represents 24.84% of the metropolitan warehouse market. For 2005, vacancy in the Baltimore City warehouse submarket was 6.61%, and positive net absorption was 1,061,000 square feet and average rent was $4.30 on a triple net basis.

8200 Fischer Road is located in the Baltimore County East submarket of the
Baltimore MSA. The Baltimore County East warehouse submarket represents 10.58%
of the Baltimore MSA warehouse market. For 2005, vacancy in the Baltimore County
East warehouse submarket was 13.89%, positive net absorption was 58,285 square feet and average rent was $4.85 on a triple net basis.

1332 Londontown Road is located in the Carroll County submarket of the Baltimore
MSA. The current submarket vacancy is 9.4% with improving leasing activity comprised of 447,694 square feet of positive net absorption in 2005. Current asking rents are $4.84 per square feet on an industrial gross basis. According to the Maryland Planning Department, Carroll County as of 2005 had a population of 169,500 and is expected to grow approximately 1.2% annually over the next five years. The median household income within 1 mile from the property is
$76,801, and the median home in Carroll County sold for $345,000.

Retail

Arundel Village Plaza is located in the Anne Arundel County submarket, the largest submarket within the Baltimore MSA. The Anne Arundel County submarket contains 9,300,000 square feet of retail space in community and neighborhood shopping centers, and the current retail vacancy rate in the submarket is 4.5%.
Within two miles of the property, there are approximately 17,645 households and a population of approximately 45,491. Average household income is $51,003. The population has remained steady since the 1990 census, and is projected to remain similar over the next five years.

Office

7205 Rutherford Road, a Class B property, is located within the Suburban West submarket of the Baltimore MSA, within the Woodlawn micro-market. For 2005, the
Suburban West submarket had a total inventory of 6,694,207 square feet for Class
A and B space (11.8% of overall market), vacancy of 14.04% and positive absorption of 220,649 square feet. For 2005, the Woodlawn micro-market had a total inventory of 2,607,293 square feet for Class A and B space, weighted average vacancy of 6.42% and weighted average rent of $16.61. The Class B space represents 28.3% of this micro-market with vacancy of 13.3% and rents of $16.35.

THE BORROWER. The seven individual borrowers (collectively, the "BTR Capital
Portfolio Borrower"), each of which is a single purpose entity that is a
Delaware limited liability company, are obligated to make payments under the note. The BTR Capital Portfolio Properties are owned by seven property owners
(collectively, the "BTR Capital Portfolio Property Owner"), each of which is a single purpose entity that is a Maryland limited liability company. The BTR
Capital Portfolio Property Owner guaranteed all amounts payable under the note, which guaranty is secured by an indemnity deed of trust. The loan's sponsors are
BTR Capital Fund II LLC, an investment vehicle for Julian Studley, a leasing and sales brokerage firm, and David Lipson and Michael Clark, two individuals with over 17 years of real estate experience each.

According to Michael Clark, he is involved in managing Julian Studley's acquisitions and asset management services, and his experience includes the acquisition and management of 96 properties with a total value of approximately
$700 million.

According to David Lipson, he joined Julian Studley in 1989. He is an executive managing director and was appointed to the Board of Directors in 2004. David also manages Julian Studley's federal government leasing group, has completed large transactions such as the Department of Transportation's 1.35 million square foot build-to-suit headquarters and the 1.5 million square foot headquarters for the Census Bureau.

PROPERTY MANAGEMENT. The property manager for all of the BTR Capital Portfolio
Properties is BTR Management Company LLC, a Delaware limited liability company and an affiliate of the BTR Capital Portfolio Borrower.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

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--------------------------------------------------------------------------------

LOCKBOX. The BTR Capital Portfolio Loan requires a hard lockbox and inplace cash management. The loan documents require the BTR Capital Portfolio Borrower to direct the tenants to pay their rents directly to the lockbox account. All amounts in the lockbox account are required to be transferred on a daily basis to a cash management account controlled by the Lender and applied to debt service and reserves.

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the BTR Capital Portfolio Loan.

                                ESCROWS/RESERVES

TYPE:                                    INITIAL   MONTHLY
----------------------------------------------------------
Taxes ...............................   $169,800   $28,300
Insurance ...........................   $ 13,310   $13,310
TI/LC Reserve .......................   $275,000   $10,456
Capital Expenditure Reserve .........   $      0   $10,913(1)
Deferred Maintenance ................   $200,000   $     0

RELEASE PROVISIONS. Individual BTR Capital Portfolio Properties may be released from the lien of the related mortgage upon defeasance by the BTR Capital
Portfolio Borrower of a principal amount equal to the highest of the following amounts (a) 115% of the allocated loan amount for the released property; and (b)
such other amount which results in a remaining unpaid principal balance of the
BTR Capital Portfolio Loan supporting a minimum debt service coverage ratio of the greater of (i)1.25x on the actual debt service after the expiration of any interest only period permitted under the loan documents or (ii) the debt service coverage ratio immediately prior to the release.

RELEASE OF UNIMPROVED PARCEL. The BTR Capital Portfolio Borrower is permitted to obtain a release of a designated unimproved, non-income producing parcel at the
1332 Londontown Road property from the lien of the mortgage subject to satisfaction of certain conditions including that no event of default exist and that the lender receive payment from the borrower of costs and expenses in connection with the release.

MEZZANINE DEBT. BTR Miller, LLC (the "Mezzanine Borrower"), an indirect parent of the BTR Capital Portfolio Borrower, has incurred mezzanine debt in the amount of $14,700,000 secured by its ownership interest in the BTR Capital Portfolio
Borrower and its ownership interests in certain other entities not related to the BTR Capital Portfolio Loan. The mezzanine debt is scheduled to mature on
February 14, 2011. The mezzanine debt is held by a third party not affiliated with the related mortgage loan seller.

(1)  The loan documents provide for an annual 2% increase in amounts required to be deposited in to the capex reserve.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       47

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JEFFERSON BLOCK APARTMENTS LOAN

                                [PHOTOS OMITTED]

                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                              Milwaukee, WI
Property Type                                                        Multifamily
Size (Units)                                                                 217
Percentage Occupancy as of February 1, 2006                                96.8%
Year Built                                                                  2005
Year Renovated                                                               NAP
Appraised Value                                                      $39,100,000
Underwritten Occupancy                                                     95.0%
Underwritten Revenues                                                 $3,987,779
Underwritten Total Expenses                                           $1,272,344
Underwritten Net Operating Income (NOI)                               $2,715,435
Underwritten Net Cash Flow (NCF)                                      $2,672,035

                            MORTGAGE LOAN INFORMATION

Mortgage Loan Seller                                                         CRF
Loan Group                                                                     2
Origination Date                                                  April 11, 2006
Cut-off Date Principal Balance                                       $30,200,000
Cut-off Date Loan Balance Per SF/Unit                                   $139,171
Percentage of Initial Mortgage Pool Balance                                 1.6%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            5.6700%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            24
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          360
Original Call Protection:                                    LO(25),Def(91),O(4)
Lockbox                                                                     Hard
Cut-off Date LTV Ratio                                                     77.2%
LTV Ratio at Maturity or ARD                                               67.9%
Underwritten DSCR on NOI(1)                                                1.30x
Underwritten DSCR on NCF(1)                                                1.27x

(1)  UW NCF and Underwritten DSCR were calculated using "as stabilized" Cash
     Flows. "In Place" NCF is $2,211,128 giving an Underwritten DSCR on NCF of
     1.05x. The loan has an initial 24-month interest only period; the debt service coverage ratio calculated using the In Place NCF and the interest only debt service is 1.27x. The UW DSCR on NOI during the interest only period is 1.56x. The Underwritten DSCR on NCF during the interest only period is 1.54x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       48

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--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       49

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--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Jefferson Block Apartments Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a multifamily property (the "Jefferson Block Apartments Property") located in
Milwaukee, WI. The Jefferson Block Apartments Loan represents approximately 1.6%
of the initial mortgage pool balance and approximately 11.4% of the initial loan group 2 balance.

The Jefferson Block Apartments Loan was originated on April 11, 2006, and has a principal balance as of the cut-off date of $30,200,000. The Jefferson Block
Apartments Loan has a remaining term of 119 months and a scheduled maturity date of May 8, 2016. The Jefferson Block Apartments Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the Series
2006-2 securitization trust. Voluntary prepayment of the Jefferson Block
Apartments Loan is permitted on or after February 8, 2016 without penalty.

THE PROPERTY. The Jefferson Block Apartments Loan is secured by the fee interest in a 6-story, 217-unit mid-rise apartment complex located in Milwaukee, WI. The property was constructed in three separate phases commencing in 2002 and concluding in 2005 and consists of three inter-connected buildings offering
250,567 square feet of multifamily space and 15,620 square feet of street level retail space.

Situated on a 2.45-acre rectangular parcel and encompassing an entire city block, the property is bounded by East Menomonee street to the north, East
Corcoran avenue to the south, North Jefferson street to the west and North
Jackson street to the east. The property's three adjoining buildings form a rectangle surrounding a common covered parking structure, atop of which sits a courtyard available for use by all residents. There are a total of 274 parking spaces, 248 of which are located within a heated parking garage and 26 of which are located in the courtyard. Additional property amenities include a community room with full kitchen and billiard table, fitness center, intercom access system and on-site storage lockers.

Each unit contains a living room, dining area, and kitchen, with some units also containing dens. All units have a central gas fired hydronic boiler, and a high efficiency floor radiant system with central air conditioning. The units are larger than those of most market comparables and feature high ceilings, an open loft-like design and large windows. Additional amenities include private balconies (most units), programmable climate control, washer and dryers and maple kitchens with snack bars.

Construction is comprised of a poured concrete foundation with reinforced concrete framing for the first level and light-gauge steel framing for floors
2-6. The exterior consists of marble and brick veneer on concrete on the first story and brick veneer on wood framing above. The roof is flat pitched wood deck with rubber membrane. Five lobbies provide third-party access to the Jefferson
Block Apartments Property and most units are accessed via common interior hallways, although certain first and second floor units also have access from within the parking garage or directly from city streets.

In addition to the 217-residential units, the property also contains 15,620 square feet of street level retail space (61% occupied). This retail space is occupied by Lev Talyansky Audio Visual (1,800 square feet), Dash and Dazzle
Tanning (1,300 square feet), Shabaz Alibaig dba Ayeshaz (856 square feet), Chef
JV, LLC (4,064 square feet) and A Wine and Martini Bar (1,890 square feet).

                           MULTIFAMILY INFORMATION(1)

                                        WEIGHTED                  WEIGHTED AVERAGE   WEIGHTED AVERAGE
                                      AVERAGE UNIT   % OF TOTAL    MONTHLY ASKING     MONTHLY MARKET
      UNIT MIX         NO. OF UNITS    SQUARE FEET      UNITS           RENT             RENT/UNIT
-----------------------------------------------------------------------------------------------------

1 BR                         84             856         38.7%          $1,093             $1,112
2 BR                        133           1,344         61.3            1,588              1,706
-----------------------------------------------------------------------------------------------------
Total/Weight Average        217           1,155        100.0%          $1,443             $1,536
=====================================================================================================

THE MARKET(2). The Jefferson Block Apartments Property is located in the
Milwaukee-Waukesha metropolitan statistical area ("MSA"). The population of the
Milwaukee-Waukesha MSA was estimated to be 1,512,220 in 2002 and is expected to increase 2.6% by 2007. The population within a 1 mile radius of the property is
5,998; 180,293 within a 3 mile radius, and 405,387 within a 5 mile radius.
Average household income within a 1 mile radius is $55,284; $35,628 within a
3-mile radius, and $40,873 within a 5-mile radius. According to Economy.com there was a 5.8% gain in average household income from the second quarter of
2004 to the second quarter 2005 and a slow but steady population growth (about
0.2 % to 0.4% per year) for the Milwaukee metro area.

The appraiser concluded a market vacancy in the competitive submarket ranging from 3% to 7%, with an average of 4%.

The outlook for the overall Milwaukee market is steady. According to the REIS second quarter of 2005 report, the overall Milwaukee area is experiencing steady rent growth in 2005.

----------
(1)  Information obtained from the Jefferson Block Apartments Borrower's rent roll dated February 1, 2006.

(2)  Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       50

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The Milwaukee area benefits from a diverse employment base. Additionally, thirteen Fortune 1000 companies are headquartered in the area. Over the past decade, individuals living in the Milwaukee MSA have realized a higher effective buying income and lower unemployment than the national average.

The Jefferson Block Apartments Property is located near Milwaukee's historic
Third Ward and the historic Commission Row, which was established in the early
1900's, as a series of produce commission houses, neighbored by other prosperous warehouses, manufacturers, liquor distributors and dry goods businesses of the time. Today, the historic Third Ward is in the midst of a renaissance that began in the mid 1990's. The approximate 10-block by 12-block area now contains the highest concentration of art galleries in the city, numerous antique shops, restaurants, bars, unique specialty stores, architects, advertising agencies, graphic designers, artists, the Broadway Theatre Center, and the Milwaukee
Institute of Art & Design.

THE BORROWER. The borrower, Jefferson Block, LLC (the "Jefferson Block
Apartments Borrower"), is a single purpose entity that is a Wisconsin limited liability company. The Jefferson Block Apartments Borrower is indirectly owned by New Land Enterprises, LLP (with a 60% membership interest) and Joel S. Lee
Irrevocable Trust 2 (with a 40% membership interest). The sponsors of the
Jefferson Block Apartments Loan, Vladimir (aka Walter) Shuk and Boris Gokhman,
each own a 50% membership interest in New Land Enterprises, LLP. They are experienced commercial real estate developers whose current portfolio contains
20 assets, including 11 multifamily projects, located in Milwaukee. Through their development company, New Land Enterprises, LLP, the sponsors have successfully marketed ten newly developed apartment and condominium projects over the past five years.

PROPERTY MANAGEMENT. The property manager for the Jefferson Block Apartments
Property is New Land Enterprises, LLP, which is an affiliate of the Jefferson
Block Apartments Borrower. New Land Enterprises, LLP is the development company of the sponsors. Through it, the sponsors successfully marketed ten newly developed apartment and condominium projects over the past five years.

LOCKBOX. The mortgage loan requires a soft lockbox and springing cash management. The loan documents require the Jefferson Block Apartments Borrower and/or the property manager to collect all rents and deposit the collected amount directly into a lockbox account. Prior to a Cash Management Period (as defined below), all rents are swept to an account designated by the Jefferson
Block Apartments Borrower. Following the occurrence of an Cash Management
Period, all rents are swept into an account designated by the lender.

A "Cash Management Period" means any period commencing upon (a) the occurrence of an event of default under the loan documents; (b) the debt service coverage ratio being less than 1.10x or (c) the date that the manager ceases to manage the Jefferson Block Apartments Property; provided that at such time as the debt service coverage has been at least 1:25x at the end of each of three consecutive twelve month periods thereafter, the loan documents provide that a Cash
Management Period will commence only upon the occurrence of an event of default under the loan documents. A Cash Management Period currently exists pursuant to clause (b) above.

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Jefferson Block Apartments Loan.

                               ESCROWS/RESERVES

TYPE:                              INITIAL   MONTHLY
----------------------------------------------------
Taxes .........................   $166,268   $27,711
Insurance .....................   $ 11,681   $ 5,841
Capital Expenditure Reserve ...   $      0   $ 2,713(1)

(1)  The Jefferson Block Apartments Borrower is required to deliver $3,616.67 on the 13th through 24th payment dates, and $4,520.84 from the 25th payment date throughout the loan term.

In addition, as additional collateral for the Jefferson Block Apartments Loan, the Jefferson Block Apartments Borrower has delivered to lender a $1,500,000 letter of credit, to be held by lender until such time that the Jefferson Block
Apartments Property maintains a debt service coverage ratio of at least 1.25x on an annualized trailing three month basis.

CASH FLOW SWEEP. During a Cash Management Period (as defined above) any funds remaining in the cash collateral account after the funding of debt service, reserves, operating expenses and extra-ordinary expenses will be swept into the excess cash collateral account and held as additional collateral until the Cash
Management Period is terminated.

MEZZANINE DEBT. The loan documents permit the direct or indirect parents of the
Jefferson Block Apartments Borrower to incur mezzanine debt from and after April
11, 2012, subject to, among other items, the following conditions: (i) the aggregate amount of the Jefferson Block Apartments Loan and the mezzanine loan
(as of the effective date of the mezzanine loan) will not exceed 85% of the fair market value of the Jefferson Block Apartments Property, (ii) the aggregate debt service coverage ratio is at least 1.10x, (iii) the mezzanine lender will have executed and delivered to lender an intercreditor agreement acceptable to lender and (iv) lender will receive a confirmation from each of the rating agencies that the incurrence of the mezzanine loan will not result in any qualification, withdrawal or downgrading of any existing ratings of the certificates. The loan documents permit mezzanine debt prior to April 11, 2012, subject to the satisfaction of conditions including (i) through (iv) above, provided such mezzanine loan is not more than $250,000 and is incurred in connection with funding any shortfall for the Capital Expenditure Reserve account.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       51

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--------------------------------------------------------------------------------

CHESTNUT HILL APARTMENTS

                                 [PHOTO OMITTED]

                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                           1
Location (City/State)                                              Columbus, OH
Property Type                                                       Multifamily
Size (Units)                                                                480
Percentage Physical Occupancy as of April 13, 2006                        93.54%
Year Built                                                                 1997
Year Renovated                                                              NAP
Appraisal Value                                                     $37,900,000
# of Tenant Leases                                                          449
Average Rent Per Unit                                               $    745.49
Underwritten Economic Occupancy                                            93.1%
Underwritten Revenues                                               $ 4,180,276
Underwritten Total Expenses                                         $ 1,629,058
Underwritten Net Operating Income (NOI)                             $ 2,551,218
Underwritten Net Cash Flow (NCF)                                    $ 2,455,218

                            MORTGAGE LOAN INFORMATION

Mortgage Loan Seller                                                        KEY
Loan Group                                                                    2
Origination Date                                                 April 28, 2006
Cut-off Date Principal Balance                                      $29,675,000
Cut-off Date Loan Balance Per Unit                                  $    61,823
Percentage of Initial Mortgage Pool Balance                                 1.6%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                            5.7600%
Amortization Type                                                    IO-Balloon
IO Period (Months)                                                           60
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         360
Original Call Protection                                    LO(25),Def(89),O(6)
Lockbox                                                                     NAP
Cut-off Date LTV Ratio                                                     78.3%
LTV Ratio at Maturity or ARD                                               73.0%
Underwritten DSCR on NOI(1)                                                1.23x
Underwritten DSCR on NCF(2)                                                1.18x

(1)  The Underwritten DSCR on NOI during the interest only period is 1.47x.

(2)  The Underwritten DSCR on NCF during the interest only period is 1.42x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       52

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       53

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Chestnut Hill Apartment Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a multifamily project in Columbus, Ohio (the "Chestnut Hill Apartment Property"). The Chestnut
Hill Apartment Loan represents 1.6% of the initial mortgage pool balance and approximately 11.2% of the initial loan group 2 balance. The Chestnut Hill
Apartment Loan was originated April 28, 2006, and has a principal balance as of the cut-off date of $29,675,000.

The Chestnut Hill Apartment Loan has a loan term of 120 months with payments being amortized over 360 months. Payments of interest only are allowed for the first 60 months of the loan term, with payments of principal and interest due monthly thereafter until the Maturity Date of May 1, 2016. The Chestnut Hill
Apartment Loan may be repaid on or after December 1, 2015, and permits defeasance with United States government obligations beginning two years and fifteen days after the creation of the Series 2006-2 securtization trust without penalty.

THE PROPERTY. The Chestnut Hill Apartment Property consists of 42 two-story buildings containing 480 multifamily units located along Morse Road, a major east/west thoroughfare. The Chestnut Hill Apartment Property was constructed in
1997 and includes one and two bedroom units situated on 37.83 acres. The subject is also improved with two outdoor swimming pools, clubhouse, business center, community laundry room, fitness center, and garage buildings with 158 individual garage bays. The exteriors of the buildings are wood frame with vinyl siding walls with asphalt shingled sloped roofs. Each unit is equipped with washer/dryer hookups, cable and alarm systems, with the majority of units having fireplaces. The kitchens are equipped with a range/stove, refrigerator, dishwasher and garbage disposal.

                          NO. OF  AVERAGE                   AVERAGE    AVERAGE
                         UNITS /    UNIT      NET     % OF  MONTHLY    MONTHLY
                          SQUARE   SQUARE  RENTABLE  TOTAL   ASKING     MARKET
UNIT MIX                   FEET     FEET      SF     UNITS    RENT   RENT / UNIT
--------------------------------------------------------------------------------
1BR/1BA ...............    164       750    123,072  34.2%  $639.00    $651.68
2BR/1BA -- 2BR/2.5BA ..    316     1,098    347,696  65.8    800.76     804.99
--------------------------------------------------------------------------------
AVERAGE/TOTAL .........    480       979    470,118   100%  $745.49    $752.58
================================================================================

THE MARKET(1). The Chestnut Hill Apartment Property is located in the northeastern portion of Columbus, Franklin County, Ohio. The Columbus MSA,
located in central Ohio, has a population of approximately 1.6 million. Columbus has experienced actual physical growth through annexation over the past ten years and has grown more than 50% (75 square miles) since 1970. The current populations for the 1, 3, and 5 mile radius is 9,337, 58,466, and 143,446 respectively with household incomes of $83,520, $80,605, and $71,218 for the same 1, 3, and 5 mile radius. Based on the demographic data gathered, the demand for rental units is expected to increase by approximately 146 units per year, over the next five years, within five miles of the subject.

The economy of Columbus is widely diversified, being built upon a sound commercial, industrial and financial base. Columbus' employment base is diverse, with services, trade and manufacturing comprising the largest categories. Home to Battelle Memorial Institute, Chemical Abstracts Service, CompuServe Inc.,
Ohio State University, and Online Computer Library Center, the City has
developed a reputation as a center for technological information and research.
Banking and insurance are also vital to the local economy. Huntington National
Bank, National City Bank, Nationwide Insurance, Anthem Life, Grange Mutual
Casualty Company, and Motorist Mutual Company are located in Columbus.

The neighborhood surrounding the Chestnut Hill Apartment Property continues to be in a state of transition from being predominantly single family neighborhood and farm land area to a combination of retail, office, single family, and multi-family development. Some major retailers include Kohl's, Meijer Wholesale
Store, Home Depot and Kroger's. The subject is located approximately 15 miles east of Easton a focal point of retail and office development. The Easton Town
Center is a 1.5 million SF open-air mixed use center, and one of Columbus' main attractions. The center is anchored by Macy's, Nordstrom, Barne's & Noble, and
AMC Theaters.

According to the Reis, Inc. 2005 fourth quarter market report the subject is in the Westerville multi-family submarket of Columbus. This submarket contains a total inventory of 36 properties containing 7,835 total units, which make up approximately 7.0% of the multi-family inventory in the Columbus metro area. The
2005 fourth quarter occupancy for the submarket was reported to be 93.4%
overall. According to Reis, the asking rents in the submarket average
$753/mo/unit.

THE BORROWER. The borrower, Chestnut Hill Apartments Ltd. (the "Chestnut Hill
Apartment Borrower") is a special purpose entity. The sponsor of the borrower is
The Casto Group, with the main principals being Don Casto Jr. and Frank Benson
III. Casto is a full-service, fully integrated real estate company based in
Columbus, Ohio. Over more than 70 years, the company has grown from a developer of quality single-family residences to a third-generation portfolio that includes more than 19 million square feet of commercial space, 5,500 multi-family units, and office, industrial properties, restaurants, and hotels in Ohio, Florida, Pennsylvania, Indiana, Illinois and Alabama.

PROPERTY MANAGEMENT. Casto Communities Management, Inc. ("Casto"), an affiliate of the Chestnut Hill Apartment Borrower manages the property. Headquartered in
Columbus, Ohio, Casto currently owns and manages in excess of 19 million square feet of commercial space and in excess of 5,500 multi-family units.

LOCKBOX. The Chestnut Hill Apartment Loan does not require a lockbox provision.

----------
(1)  Certain information is from the third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       54

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to the Chestnut Hill Apartment Loan:

                               ESCROWS / RESERVES

TYPE:                               INITIAL      MONTHLY
---------------------------------------------------------
Taxes ........................   $230,537.83   $46,107.57
Insurance ....................   $         0   $        0
Immediate Repairs ............   $         0   $        0
Capital Expenditures .........   $         0   $        0
Rollover Reserve .............   $         0   $        0

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       55

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

PASADENA OFFICE TOWER

                                [PHOTOS OMMITED]

                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                           1
Location (City/State)                                              Pasadena, CA
Property Type                                                            Office
Size (Square Feet)                                                      142,249
Percentage Physical Occupancy as of May 31, 2006(1)                       87.48%
Year Built                                                                 1971
Year Renovated                                                             1999
Appraisal Value                                                     $40,000,000
# of Tenant Leases                                                           34
Average Rent Per Square Foot                                             $26.11
Underwritten Economic Occupancy                                            86.9%
Underwritten Revenues                                                $4,237,543
Underwritten Total Expenses                                          $1,552,126
Underwritten Net Operating Income (NOI)                              $2,685,417
Underwritten Net Cash Flow (NCF)                                     $2,510,782

                            MORTGAGE LOAN INFORMATION

Mortgage Loan Seller                                                     MLML
Loan Group                                                                  1
Origination Date                                                 May 31, 2006
Cut-off Date Principal Balance                                    $28,450,000
Cut-off Date Loan Balance Per SF/Unit                                    $200
Percentage of Initial Mortgage Pool Balance                               1.5%
Number of Mortgage Loans                                                    1
Type of Security (Fee/Leasehold)                                          Fee
Mortgage Rate                                                          6.1000%
Amortization Type                                                  IO-Balloon
IO Period (Months)                                                         96
Original Term to Maturity/ARD (Months)                                    120
Original Amortization Term (Months)                                       360
Original Call Protection                                     LO(24),Def(91),O(5)
Lockbox                                                                   NAP
Cut-off Date LTV Ratio                                                   71.1%
LTV Ratio at Maturity or ARD                                             69.5%
Underwritten DSCR on NOI(2)                                              1.30x
Underwritten DSCR on NCF(3)                                              1.21x

Notes

(1)  Physical Occupancy does not include the 936 sq. ft. space occupied by the management office and 3,463 sq. ft. of storage space. Refer to "Storage
     Space Holdback" herein for additional information.

(2)  The Underwritten DSCR on NOI during the interest only period is 1.53x.

(3)  The Underwritten DSCR on NCF during the interest only period is 1.43x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       56

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       57

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Pasadena Office Tower Loan") is evidenced by a single promissory note secured by a first mortgage encumbering an office property located in Pasadena, California (the "The Pasadena Office Property").
The Pasadena Office Tower Loan represents approximately 1.5% of the initial mortgage pool balance and approximately 1.8% of the initial loan group 1 balance.

The Pasadena Office Tower Loan was originated on May 31, 2006, and has a principal balance as of the cut-off date of $28,450,000. The Pasadena Office
Tower Loan has a remaining term of 120 months and a scheduled maturity date of
June 1, 2016. The Pasadena Office Tower Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the Series 2006-2 securitization trust. Voluntary prepayment of the Pasadena Office Tower Loan is permitted on or after February 1, 2016 without penalty.

THE PROPERTY. The Pasadena Office Tower Property consists of a 142,249 sq. ft., nine-story office building located in Pasadena, California. The subject occupies the north and east sides of the full block bounded by El Dorado Street, Oakland
Avenue, Cordova Street, and Los Robles Avenue; with frontage along all streets.
The subject has 801 parking spaces housed in a six-level (including one level of subterranean) parking garage. There is a Hilton hotel that is adjacent to the subject that shares a portion of the parking structure under an executed parking agreement. The building was originally constructed in 1971, with renovations completed in 2002. The subject is 87% occupied by 34 office tenants

The following table presents certain information relating to the major tenants at the Pasadena Office Tower Property:

                               TENANT INFORMATION

                                            CREDIT RATINGS    SQUARE   % OF   BASE RENT      LEASE
TENANT NAME               PARENT COMPANY   (MOODY'S/S&P)(1)    FEET     GLA      PSF      EXPIRATION
----------------------------------------------------------------------------------------------------

The City of Pasadena ..                         Aa2/AA+       24,627   17.3%    $24.84     9/30/2008

The following table presents certain information relating to the lease rollover schedule at the Pasadena Office Tower Property:

                         LEASE ROLLOVER SCHEDULE (2),(3)

             NUMBER     SQUARE    % OF                % OF BASE   CUMULATIVE  CUMULATIVE  CUMULATIVE  CUMULATIVE %
           OF LEASES    FEET       GLA     BASE RENT     RENT    SQUARE FEET   % OF GLA    BASE RENT  OF BASE RENT
   YEAR     EXPIRING  EXPIRING  EXPIRING   EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING     EXPIRING
------------------------------------------------------------------------------------------------------------------

Vacant ..      NAP      17,258   12.5%           NAP      NAP       17,258       12.5%           NAP       NAP
MTM .....       0            0    0.0%             0      0.0%      17,258       12.5%             0       0.0%
2006 ....       2        6,917    5.0%    $  185,815      5.9%      24,175       17.5%    $  185,815       5.9%
2007 ....      10       27,120   19.7%    $  711,732     22.6%      51,295       37.2%    $  897,547      28.5%
2008 ....      11       46,245   33.5%    $1,176,145     37.3%      97,540       70.8%    $2,073,692      65.8%
2009 ....       3       11,251    8.2%    $  288,396      9.2%     108,791       78.9%    $2,362,087      75.0%
2010 ....       0            0    0.0%             0      0.0%     108,791       78.9%    $2,362,087      75.0%
2011 ....       5       18,266   13.3%    $  481,441     15.3%     127,057       92.2%    $2,843,528      90.3%
2012 ....       2        8,487    6.2%    $  242,738      7.7%     135,544       98.3%    $3,086,267      98.0%
2013 ....       1        2,306    1.7%    $   63,195      2.0%     137,850      100.0%    $3,149,462     100.0%
------------------------------------------------------------------------------------------------------------------
TOTAL ...      34      137,850  100.0%    $3,149,462    100.0%
==================================================================================================================

THE MARKET. The Pasadena office submarket is part of the greater Tri-Cities office submarket within the Los Angeles office market. CBRE reports that the
Tri-Cities office market is comprised of seven micro-markets (with the largest being Burbank, Glendale, and Pasadena) and contains 24.79 million sq. ft. in 218 buildings. This inventory represents nearly 14% of Los Angeles County's total office inventory of 177.14 million sq. ft. The Tri-Cities submarket is considered to be the second most desirable office location in Los Angeles
County, behind the West Los Angeles market. Year-end 2005 net absorption for the submarket was positive 875,000 sq. ft., with a vacancy factor of 6.5%. The total office base in the Pasadena submarket is 8.64 million sq. ft. in 76 buildings.
There are four major concentrations of office space in Pasadena: along Lake
Avenue, along Los Robles Avenue, in the Hastings Ranch area, and along Colorado
Boulevard. The Pasadena submarket is the largest of all submarkets within the
Tri-Cities office market, and represents approximately 35% of the total office inventory. The year-end 2005 vacancy rate was 4.0%. The low vacancy reflects the strengthening of the leasing market over the last four-to-five years, and there is no additional office inventory under construction along Colorado Boulevard.

----------
(1)  Ratings provided are for the entity identified in the "Parent Company"
     column whether or not the Parent Company guarantees the lease.

(2)  Information obtained from May 31, 2006 Borrower's rent roll.

(3)  Rollover table does not include the 936 sq. ft. space occupied by the management office and 3,463 sq. ft. of storage space. Refer to "Storage
     Space Holdback" herein for additional information.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       58

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

THE BORROWER.

The borrowing entities are Sherman Oaks Capital Associates, LP and Pasadena
Holdings, LLC (the "Borrower"). Sherman Oaks Capital Associates, LP is a newly formed California limited partnership. Pasadena Holdings LLC is an existing
California limited liability company. The entities each own 50% of the subject as tenants in common.

Sherman Oaks Capital Associates, LP is owned by Sherman Oaks GP, LLC (1%), David
Taban (24.25%), Albert Taban (24.25% and managing member), Jacob Taban (24.25%), and Enayat Taban (24.25%). Sherman Oaks GP, LLC is owned by David Taban (25%),
Albert Taban (25% and managing member), Jacob Taban (25%), and Enayat Taban
(25%).

Pasadena Holdings, LLC is owned by Pasadena Holding Management LLC (1%), Michael and Shahla Pashaie Family Trust (39.6%), Hooshang T. Pashaie Family Trust
(34.65%), Fereydoun and Jaleh Pashaie Hoorfar (14.85%), and Parviz and Behjat
Pashaie Family Trust (9.9%). Pasadena Holding Management LLC is owned by Michael and Shahla Pashaie Family Trust (40% and managing member), Hooshang T. Pashaie
Family Trust (35% and managing member), Fereydoun and Jaleh Pashaie Hoorfar
(15%), and Parviz and Behjat Pashaie Family Trust (10%).

David Taban is a real estate owner, manager and developer with over 20 years of experience and has ownership interests in real estate located in Southern
California and Las Vegas Nevada. David Taban reports ownership interests in 49 real estate properties, excluding the subject property. Michael Pashaie is the president of Golden West Properties, a private Los Angeles based real estate development and investment company and has ownership interests in more than 25 income producing commercial real estate properties, most of which are retail assets located in Southern California and Las Vegas, NV.

PROPERTY MANAGEMENT. The property manager for the Pasadena Office Tower Property is Morlin Management.

LOCKBOX. None.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Pasadena Office Tower Loan:

                               ESCROWS / RESERVES

TYPE:                                INITIAL   MONTHLY
------------------------------------------------------
Taxes ...........................   $ 28,105   $28,105
Insurance .......................   $      0   $     0
Immediate Repairs ...............   $ 18,375   $     0
Capital Expenditures ............   $135,667   $ 2,892
TI/LC Reserve ...................   $300,000   $     0
Storage Space Holdback/Reserve ..   $680,000   $     0

INSURANCE: The insurance impounds have been wavied. Borrower has an acceptable blanket policy.

IMMEDIATE REPAIRS: The reserve is equal to 125% of the immediate repairs identified by the engineer in the property condition report.

CAPITAL EXPENDITURES: The Borrower shall be required to make monthly deposits of
$2,892 into an escrow account with Lender to be drawn upon for the estimated costs of periodic repairs, replacement and maintenance. An upfront reserve of
$135,667 is required for the calculated shortfall in underwritten reserves.

TI/LC RESERVE: Lender will holdback $300,000 at closing to be used for potential tenant improvement and leasing commission obligations. If funds in the TI/LC
Reserve fall below the initial $300,000 deposit, Borrower shall commence making deposits of $8,333 until the amount in the reserve account reaches a cap of
$300,000.

STORAGE SPACE HOLDBACK: The loan has been underwritten giving credit to proforma storage income at a rental rate of $3,600/year for each of the 16 storage units
(i.e. $57,600/year). This income will generate approximately $680,000 in loan proceeds which will be heldback at closing. The borrower will have 18-months for the release of the holdback. To the extent the full $57,600 is not in place at the end of the earn-out period, then the loan will be paid down by an amount such that a 1.20x DSCR is maintained.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       59

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--------------------------------------------------------------------------------

OAK HILL APARTMENTS

                                [PHOTOS OMITTED]

                              PROPERTY INFORMATION

Number of Mortgaged Real Properties                                            1
Location (City/State)                                             Rensselaer, NY
Property Type                                                        Multifamily
Size (Units)                                                                 220
Percentage Physical Occupancy as of May 18, 2006                          94.09%
Year Built                                                             2004-2006
Year Renovated                                                               NAP
Appraisal Value                                                      $31,850,000
# of Tenant Leases                                                           207
Average Rent Per Unit                                                     $1,317
Underwritten Economic Occupancy                                              95%
Underwritten Revenues                                                 $3,362,764
Underwritten Total Expenses                                           $1,216,303
Underwritten Net Operating Income (NOI)                               $2,146,461
Underwritten Net Cash Flow (NCF)                                      $2,102,461

                            MORTGAGE LOAN INFORMATION

Mortgage Loan Seller                                                         KEY
Loan Group                                                                     2
Origination Date                                                  April 27, 2006
Cut-off Date Principal Balance                                    $25,456,594.90
Cut-off Date Loan Balance Per Unit                                      $115,712
Percentage of Initial Mortgage Pool Balance                                 1.4%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            5.6000%
Amortization Type                                                     Actual/360
IO Period (Months)                                                           NAP
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          360
Original Call Protection                                   LO(25), Def(91), O(4)
Lockbox                                                                Springing
Cut-off Date LTV Ratio                                                     79.9%
LTV Ratio at Maturity or ARD                                               67.1%
Underwritten DSCR on NOI                                                   1.22x
Underwritten DSCR on NCF                                                   1.20x

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       60

ML-CFC COMMERCIAL MORTGAGE TRUST 2006-2
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       61

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--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Oak Hill Apartment Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a multifamily project in Rensselaer, New York (the "Oak Hill Apartment Property"). The Oak
Hill Apartment Loan represents 1.38% of the initial mortgage pool balance and approximatley 9.6% of the initial group 2 balance. The Oak Hill Apartment Loan was originated April 27, 2006, and has a principal balance as of the cut-off date of $25,456,595.

The Oak Hill Apartment Loan has a loan term of 120 months with payments being amortized over 360 months. The loan has an Anticipated Repayment Date of May 1,
2016 and a Maturity Date of May 1, 2036. The Oak Hill Apartment Loan may be
repaid on or after February 1, 2016, and permits defeasance with United States government obligations beginning two years and fifteen days after the creation of the Series 2006-2 securitization trust without penalty.

The Oak Hill Apartment Borrower has fee simple title to the Oak Hill Apartment
Property, leases it to Rensselaer County Industrial Development Agency
("Agency"), and the Agency subleases the Oak Hill Apartment Property back to the
Oak Hill Apartment Borrower. The Agency executed the mortgage and subjected its interests in the Oak Hill Apartment Property to the lien of the mortgage.

THE PROPERTY. The Oak Hill Apartment Property consists of 15 two-story buildings containing 220 garden-style multifamily units located just northwest of the intersection of U.S. Highway 4 (Troy Road) and State Highway 43. The Oak Hill
Apartment Property was constructed in 2004-2006 and includes one, two, and three bedroom units situated on 20.62 acres. The subject is also improved with an outdoor swimming pool, clubhouse, community room with kitchen, business center, barbeque area, and fitness center. 89 units include attached garages (77 have two-car garages and 12 have one-car garages), with an additional 33 garages available to rent. In addition, 270 surface parking spaces are provided free of charge. The buildings are constructed of wood frame with vinyl siding walls and composite shingled sloped roofs. Each unit is equipped with a washer and dryer, and a patio or balcony. Also, rent includes cable television, local and long-distance phone service, and high-speed Internet access. Each kitchen is equipped with a self-cleaning stove, refrigerator, dishwasher and garbage disposal.

                   NO. OF UNITS/   AVERAGE UNIT       NET           % OF      AVERAGE MONTHLY    AVERAGE MONTHLY
UNIT MIX            SQUARE FEET     SQUARE FEET   RENTABLE SF   TOTAL UNITS     ASKING RENT     MARKET RENT /UNIT
-----------------------------------------------------------------------------------------------------------------

1BR/1BA ........         26              867         22,537        11.8%           $1,004             UAV(1)
2BR/2BA ........        134            1,254        168,058        60.9             1,327             UAV(1)
3BR/1-2BA ......         60            1,438         86,270        27.3             1,430             UAV(1)
-----------------------------------------------------------------------------------------------------------------
AVERAGE/TOTAL ..        220            1,258        276,865         100%           $1,317             UAV
=================================================================================================================

THE MARKET(2). The Oak Hill Apartment Property is located in the town of
Rensselaer, Rensselaer County, New York. The city is part of the
Albany-Schenectady-Troy MSA, located in eastern-central New York, which is referred to as the Capitol Region. Rensselaer County borders the counties of
Albany to the west, Washington to the north, Columbia to the south, and
Massachusetts to the east. Albany, the capitol city of New York, is located directly west of Rensselaer County, across the Hudson River. Downtown Albany is located less than 10 minutes from the subject property. The 2005 population and median household income for Rensselaer, Rensselaer County and the Albany MSA were 18,618, 154,951, and 848,411 respectively, with the median household income being $49,913, $49,222 and $50,143 for the same period.

Albany is an excellent distribution point due to being within one day's shipping time to 35 of the country's top 100 retail markets, including Baltimore, Boston,
Chicago, Cincinnati, Detroit, New York City, Philadelphia, Pittsburgh, and
Washington D.C. Historically, the region was known as a transportation, trade, and industrial center. Currently, the region is a major center for government, finance, education, technology, health care, services, and tourism in upstate
New York. General Electric is the largest employer in the region. Other major employers include Albany Medical Center, the Golub Corporation, KeyCorp,
Mercycare, Verizon, Northeast Health, KAPL Inc., and Hannaford Brothers. As of
December 2005, the Albany-Schenectady-Troy MSA had an unemployment rate of 3.9%, the lowest in the state of New York.

The neighborhood surrounding the Oak Hill Apartment Property to the north and east are vacant, zoned for single-family use and mixed-use respectively. A wooded site with a single residential structure is to the west. Residential complexes, single-family homes, and a vacant site zoned for corporate office development are located a little further north and east of the subject.
Commercial uses along State Highway 4 to the north include a car dealership, golf range, greenhouse/nursery facility, Rensselaer Polytechnic Institute
Technology Park and other small retail establishments.

Rents for comparable properties average $13.70/sf for one-bedroom units,
$12.12/sf for two-bedroom units, and $11.67/sf for three-bedroom units. The comparables have occupancy rates ranging from 95% to 100%. Concessions are not typical in the subject's residential market.

THE BORROWER. The borrower, Oak Hill Apartments, LLC (the "Oak Hill Apartment
Borrower") is a special purpose entity. The indemnitors for this loan are Dean
DeVito, Joe Scaring, and Ken Raymond. Mr. Raymond has over 30 years of experience in the commercial real estate business including real estate brokerage, mortgage lending, land development and property management. He co-owns Coldwell Banker Commercial Prime Properties, Inc., with Mr. Scaring and
Prime Management with Mr. DeVito, as well as two additional multifamily properties in the Albany area.

----------
(1)  The appraiser estimated average monthly market rent for one-bedroom units at $15/sf, two-bedroom units at $13/sf, and three-bedroom units at $12/sf.

(2)  Certain information is from the third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       62

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--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. Prime Management, LLC, an affiliate of sponsors Kenneth
Raymond and Dean DeVito, manages the property. Headquartered in Cohoes, New
York, Prime Management currently manages the subject and two other apartment complexes, which are similar in design and quality as the subject property.

LOCKBOX. The Oak Hill Apartment Loan has a springing lockbox, which commences on the first day of the month preceding the Anticipated Repayment Date at which time the tenants and the property manager will be instructed to deliver all rents for deposit directly into a lender controlled account. On the first day of every month, the lender shall disburse from said account amounts sufficient to cover the following items in the following order: 1) required payments to any tax and/or insurance escrow funds; 2) monthly principal and interest payments;
3) required payments to any other escrow fund; 4) monthly operating expenses; 5)
extraordinary expenses; 6) any other amounts due under the loan documents; 7)
the outstanding principal balance of the loan; 8) accrued interest; 9) affiliate expenses; 10) any remaining amount is returned to the borrower.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Oak Hill Apartment Loan:

                               ESCROWS / RESERVES

TYPE:                                                          INITIAL   MONTHLY
--------------------------------------------------------------------------------
Taxes .....................................................   $ 57,703   $14,426
Insurance .................................................   $ 24,589   $ 4,098
Immediate Repairs .........................................   $430,000   $     0
Capital Expenditures ......................................   $  3,667   $ 3,667
Rollover Reserve ..........................................   $      0   $     0

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Goldman, Sachs & Co. and Morgan Stanley &
Co. Incorporated (collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY PROSPECTUS
DELIVERED TO YOU PRIOR TO THE TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       63